AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON MAY 30, 2008
                                                              File No. 033-50718
                                                              File No. 811-07102


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                      [ ]
                         POST-EFFECTIVE AMENDMENT NO. 76            [X]
                                       AND

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940                  [ ]
                                AMENDMENT NO. 78                    [X]

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact Name of Registrant as Specified in Charter)

                               101 Federal Street
                           Boston, Massachusetts 02110
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (800) 932-7781

                                  James F. Volk
                               c/o SEI Investments
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                     (Name and Address of Agent for Service)

                                   Copies to:
      Richard W. Grant, Esquire                      John M. Ford, Esquire
      Morgan, Lewis & Bockius LLP                    Morgan, Lewis & Bockius LLP
      One Oxford Centre                              1701 Market Street
      Pittsburgh, Pennsylvania 15219-6401            Philadelphia, PA 19103-2921

         It is proposed that this filing become effective (check appropriate box):

              [X] Immediately upon filing pursuant to paragraph (b)
              [ ] On [insert date] pursuant to paragraph (b)
              [ ] 60 days after filing pursuant to paragraph (a)(1)
              [ ] On [date] pursuant to paragraph (a)(1)
              [ ] 75 days after filing pursuant to paragraph (a)(2)
              [ ] On [date] pursuant to paragraph (a) of Rule 485.

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                               WALL STREET SAVVY,
                               MAIN STREET TOUCH.

                                     [LOGO]
                              HANCOCK HORIZON FUNDS

                    FOR MORE INFORMATION CALL 1.800.738.2625
                           WWW.HANCOCKHORIZONFUNDS.COM

                                   PROSPECTUS

                                [GRAPHIC OMITTED]

                         HANCOCK HORIZON FAMILY OF FUNDS

                                  MAY 31, 2008

                           Strategic Income Bond Fund
                                   Value Fund
                                   Growth Fund
                                 Burkenroad Fund

                     TRUST CLASS, CLASS A AND CLASS C SHARES

                                   ADVISED BY
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)

               The U.S. Securities and Exchange Commission has not
             approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

      This prospectus does not offer for sale and is not a solicitation of offers to purchase shares of certain funds described herein in those states and jurisdictions where the funds are not registered and/or qualified for sale. The Hancock Horizon Value Fund, Hancock Horizon
         Growth Fund and Hancock Horizon Strategic Income Bond Fund are
          not available in any state except Alabama, Florida, Georgia,
                   Louisiana, Mississippi, Texas and Virginia.

                       The Advisors' Inner Circle Fund II

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                             ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about Trust Class, Class A and Class C Shares of the Strategic Income Bond Fund, the Value Fund and the Growth Fund and Class A Shares of the Burkenroad Fund (each, a "Fund" and collectively, the "Funds") that you should know before investing. Please read this prospectus and keep it for future reference.

Trust Class, Class A and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOLLOWING, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


                                                                           Page
STRATEGIC INCOME BOND FUND
   Fund Summary                                                               1
   Principal Investment Strategy                                              1
   Principal Risks                                                            1
   Performance Information                                                    2
   Fund Fees and Expenses                                                     3

VALUE FUND
   Fund Summary                                                               4
   Principal Investment Strategy                                              4
   Principal Risks                                                            4
   Performance Information                                                    5
   Fund Fees and Expenses                                                     6

GROWTH FUND
   Fund Summary                                                               7
   Principal Investment Strategy                                              7
   Principal Risks                                                            7
   Performance Information                                                    8
   Fund Fees and Expenses                                                     9

BURKENROAD FUND
   Fund Summary                                                              10
   Principal Investment Strategy                                             10
   Principal Risks                                                           10
   Performance Information                                                   11
   Fund Fees and Expenses                                                    13

MORE INFORMATION ABOUT RISK                                                  14

MORE INFORMATION ABOUT FUND INVESTMENTS                                      14

INFORMATION ABOUT PORTFOLIO HOLDINGS                                         15

INVESTMENT ADVISER                                                           15

PORTFOLIO MANAGERS                                                           16

PURCHASING, SELLING AND EXCHANGING FUND SHARES                               16

DISTRIBUTION OF FUND SHARES                                                  22

OTHER POLICIES                                                               22

SHAREHOLDER SERVICING ARRANGEMENTS                                           24

PAYMENTS TO FINANCIAL INTERMEDIARIES                                         24

DIVIDENDS AND DISTRIBUTIONS                                                  25

TAXES                                                                        25

FINANCIAL HIGHLIGHTS                                                         27

HOW TO OBTAIN MORE INFORMATION ABOUT THE HANCOCK HORIZON FAMILY
OF FUNDS                                                             BACK COVER

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has an investment goal and strategies for reaching that goal. The Funds' investment adviser invests each Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment adviser does, you could lose money on your investment in a Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

STRATEGIC INCOME BOND FUND

FUND SUMMARY

INVESTMENT GOAL Total return through current income and capital appreciation, consistent with the preservation of capital
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INVESTMENT FOCUS Fixed income securities issued by the U.S. Treasury, U.S. government agencies and U.S. corporations
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY Low
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PRINCIPAL INVESTMENT STRATEGY Investing in a mix of U.S. Treasury securities, U.S. government agency securities, mortgage-backed securities and investment grade corporate debt to attempt to maximize return while limiting risk
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INVESTOR PROFILE Conservative investors who want current income, low risk to principal, and a total return commensurate with fixed income investing
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PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its net assets in:
(i) fixed income obligations issued by the U.S. Treasury and U.S. government agencies; (ii) mortgage-backed securities; and (iii) investment grade U.S. corporate debt. This investment policy can be changed by the Fund upon 60 days' prior notice to shareholders. In selecting investments for the Fund, Horizon Advisers (the "Adviser") analyzes current market conditions and anticipated changes in bond prices to attempt to invest more of the Fund's assets in the type of security the Adviser expects to offer the best balance between income, the potential for appreciation and stability of principal. The Adviser actively manages the maturity of the Fund and, under normal circumstances, the Fund's dollar-weighted average maturity will be between five and fifteen years. The Adviser may vary this average maturity in anticipation of a change in the interest rate environment. There is no restriction on the maturity of a single security. Securities will be considered for sale: in the event of or in anticipation of a credit downgrade; in order to change the average weighted maturity of the Fund; to reallocate the Fund's investments among the above types of fixed income securities; or to realize an aberration in a security's market valuation.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore difficult to calculate how they will respond to changes in interest rates. The Fund may have to re-invest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund is also subject to the risk that its investment approach, which focuses on U.S. government and corporate fixed income securities, may perform differently from other mutual funds which focus on different fixed income market segments or other asset classes.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S TRUST CLASS SHARES HAS VARIED FROM CALENDAR YEAR TO CALENDAR YEAR.*

                                   [BAR CHART]

2001        2002        2003        2004        2005        2006        2007
----        ----        ----        ----        ----        ----        ----
7.43%       8.10%       2.80%       2.05%       1.16%       4.16%       6.42%

BEST QUARTER         WORST QUARTER
   3.87%               (1.73)%
(09/30/01)            (06/30/04)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PERFORMANCE FROM 1/1/08 TO 3/31/08 WAS 2.79%.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE LEHMAN BROTHERS INTERMEDIATE AGGREGATE INDEX AND THE LIPPER(R) CORPORATE A-RATED DEBT FUND OBJECTIVE.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Trust Class Shares. After-tax returns for other classes will vary.

                                                                        SINCE
                                                                      INCEPTION
STRATEGIC INCOME                                                       (MAY 31,
BOND FUND                                          1 YEAR   5 YEARS     2000)
-------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
   TRUST CLASS SHARES                               6.42%    3.30%     5.16%
   CLASS A SHARES (REFLECTS A MAXIMUM SALES
      CHARGE OF 4.00%)                              1.92%    2.21%     4.34%
   CLASS C SHARES                                   5.60%    2.32%     4.20%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
      TRUST CLASS SHARES                            4.87%    1.91%     3.42%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND
   SALE OF FUND SHARES
      TRUST CLASS SHARES                            4.13%    2.00%     3.37%
LEHMAN BROTHERS INTERMEDIATE AGGREGATE
   INDEX (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES, OR TAXES)                              7.02%    4.22%     6.36%
LIPPER(R) CORPORATE
   A-RATED DEBT
   FUND OBJECTIVE                                   4.47%    4.11%     5.81%

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SIMPLY SPEAKING...

WHAT IS AN INDEX?

AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE LEHMAN BROTHERS INTERMEDIATE AGGREGATE INDEX IS AN INDEX THAT REPRESENTS SECURITIES THAT ARE SEC-REGISTERED, TAXABLE AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES WHICH HAVE A MATURITY OF ONE TO TEN YEARS.

WHAT IS A LIPPER(R) OBJECTIVE?

A LIPPER(R) OBJECTIVE IS A COMPOSITE OF MUTUAL FUNDS WITH SIMILAR INVESTMENT GOALS. YOU CANNOT INVEST DIRECTLY IN A LIPPER(R) OBJECTIVE. THE FUNDS INCLUDED IN THE LIPPER(R) CORPORATE A-RATED DEBT FUND INVEST THE BULK OF THEIR ASSETS IN SECURITIES SIMILAR TO THOSE IN WHICH THE FUND INVESTS, SUCH AS CORPORATE DEBT ISSUES RATED "A" OR BETTER OR GOVERNMENT DEBT ISSUES. THE NUMBER OF FUNDS IN THE LIPPER(R) CORPORATE A-RATED DEBT FUND VARIES.

--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

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SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                            TRUST CLASS SHARES   CLASS A SHARES   CLASS C SHARES
                                                                            ------------------   --------------   --------------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                             None              4.00%*           None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)                                            None              None             None
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends and Other Distributions
   (as a percentage of offering price)                                             None              None             None
Redemption Fee (as a percentage of amount redeemed, if applicable)                 None              None             1.00%**
Exchange Fee                                                                       None              None             None

* THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING, SELLING AND EXCHANGING FUND SHARES."

** THIS REDEMPTION FEE IS ONLY APPLICABLE TO SHARES SOLD WITHIN ONE YEAR OF THEIR PURCHASE DATE. THIS FEE IS NOT A SALES CHARGE AND IS PAYABLE DIRECTLY TO THE FUND.

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ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                                            TRUST CLASS SHARES   CLASS A SHARES   CLASS C SHARES
                                                                            ------------------   --------------   --------------
Investment Advisory Fees                                                           0.60%             0.60%            0.60%
Distribution (12b-1) Fees                                                          None              None             0.75%
Other Expenses                                                                     0.24%             0.49%*           0.49%*
Acquired Fund Fees and Expenses+                                                   0.01%             0.01%            0.01%
                                                                                  -----             -----            -----
Total Annual Fund Operating Expenses                                               0.85%             1.10%            1.85%
Less Fee Waivers and Expense Reimbursements                                       (0.09)%           (0.09)%          (0.09)%
                                                                                  -----             -----            -----
Net Expenses+**                                                                    0.76%             1.01%            1.76%

 *    OTHER EXPENSES FOR CLASS A AND CLASS C SHARES INCLUDE SHAREHOLDER SERVICE
      FEES.

 + THE TOTAL ANNUAL FUND OPERATING EXPENSES AND NET EXPENSES IN THIS FEE TABLE DO NOT CORRELATE TO THE EXPENSE RATIO IN THE FUND'S FINANCIAL STATEMENTS (OR THE FINANCIAL HIGHLIGHTS IN THIS PROSPECTUS), BECAUSE THE FINANCIAL STATEMENTS INCLUDE ONLY THE DIRECT OPERATING EXPENSES INCURRED BY THE FUND, NOT THE INDIRECT COSTS OF INVESTING IN ACQUIRED FUNDS.

** THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO REDUCE ITS FEES AND REIMBURSE EXPENSES IN ORDER TO KEEP NET EXPENSES (EXCLUDING INTEREST, TAXES, ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 0.75%, 1.00% AND 1.75% OF THE FUND'S AVERAGE DAILY NET ASSETS OF THE TRUST CLASS, CLASS A AND CLASS C SHARES, RESPECTIVELY, UNTIL MAY 31, 2009. NET EXPENSES SHOWN INCLUDE 0.01% OF ACQUIRED FUND FEES AND EXPENSES.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

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EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
TRUST CLASS SHARES                        $   78    $ 262     $ 463     $1,041
CLASS A SHARES                            $  499    $ 727     $ 974     $1,679
CLASS C SHARES                            $  279*   $ 573     $ 992     $2,162

* THIS AMOUNT REFLECTS THE COST OF INVESTING IN CLASS C SHARES OF THE FUND IF YOU SELL YOUR SHARES AT THE END OF ONE YEAR. IF YOU DO NOT SELL YOUR SHARES AT THE END OF ONE YEAR, THE COST OF INVESTING IN CLASS C SHARES OF THE FUND WOULD BE $179.

VALUE FUND

FUND SUMMARY

INVESTMENT GOAL Long-term capital appreciation with a secondary goal of current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS Medium to large capitalization U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY Medium
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY Investing in common stocks which the Adviser believes to be "undervalued" based on its fundamental analysis
--------------------------------------------------------------------------------
INVESTOR PROFILE Investors who seek long-term capital appreciation and who are willing to bear the risks of investing in equity securities
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks capital appreciation by investing primarily (at least 80% of its net assets) in U.S. common stocks. The Fund invests in "undervalued" companies with medium to large capitalizations (in excess of $2 billion) that the Adviser believes are of sound financial quality and are actively traded in the market. While capital appreciation is the primary purpose for investing in a company, the Fund will emphasize companies that pay current dividends. The Adviser employs a quantitative method of analysis in its investment decision making. These measurable quantitative factors include relative price to earnings ratio, cash flow, increasing growth measured by a company's profitability, earnings surprise, estimate revision, and book value of a company relative to its stock price. The Adviser attempts to keep a sector weighting similar to that of the Fund's primary benchmark, the Russell 1000(R) Value Index. The Adviser also considers the sector weighting of peer funds in the Lipper(R) Multi-Cap Value Funds Classification. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated target price, there is a fundamental change in the company's prospects or better investment opportunities become available.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities will fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S TRUST CLASS SHARES HAS VARIED FROM CALENDAR YEAR TO CALENDAR YEAR.*

                                   [BAR CHART]

 2001        2002        2003        2004        2005        2006        2007
------      ------      ------      ------      ------      ------      ------
-2.94%      -6.90%      27.98%      23.34%      11.42%      18.35%      9.29%

BEST QUARTER                   WORST QUARTER
   14.24%                        (14.82)%
 (06/30/03)                     (09/30/02)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PERFORMANCE FROM 1/1/08 TO 3/31/08 WAS (9.32)%.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE RUSSELL 1000(R) VALUE INDEX AND THE LIPPER(R) MULTI-CAP VALUE FUNDS CLASSIFICATION.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Trust Class Shares. After-tax returns for other classes will vary.

                                                                        SINCE
                                                                      INCEPTION
                                                                       (MAY 31,
VALUE FUND                                         1 YEAR   5 YEARS     2000)
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
   TRUST CLASS SHARES                               9.29%    17.87%     11.59%
   CLASS A SHARES (REFLECTS A MAXIMUM SALES
     CHARGE OF 5.25%)                               3.29%    16.32%     10.53%
   CLASS C SHARES                                   8.34%    16.74%     10.54%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
     TRUST CLASS SHARES                             7.60%    16.80%     10.83%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND
   SALE OF FUND SHARES
     TRUST CLASS SHARES                             7.86%    15.60%     10.09%
RUSSELL 1000(R) VALUE INDEX (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES, OR TAXES)         (0.17)%   14.63%      7.11%
LIPPER(R) MULTI-CAP VALUE FUNDS CLASSIFICATION      0.08%    13.72%      6.75%

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SIMPLY SPEAKING ...

WHAT IS AN INDEX?

AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE RUSSELL 1000(R) VALUE INDEX IS A WIDELY-RECOGNIZED INDEX WHICH MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000(R) INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000(R) INDEX IS A CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 1,000 LARGEST U.S. COMPANIES.

WHAT IS A LIPPER(R) FUNDS CLASSIFICATION?

A LIPPER(R) FUNDS CLASSIFICATION MEASURES THE SHARE PRICES OF A SPECIFIC GROUP OF MUTUAL FUNDS WITH A PARTICULAR INVESTMENT OBJECTIVE. YOU CANNOT INVEST DIRECTLY IN A LIPPER(R) FUNDS CLASSIFICATION. THE FUNDS INCLUDED IN THE LIPPER(R) MULTI-CAP VALUE FUNDS CLASSIFICATION INVEST IN COMPANIES WITH GOALS SIMILAR TO THE VALUE FUND. THE NUMBER OF FUNDS IN THE LIPPER(R) MULTI-CAP VALUE FUNDS CLASSIFICATION VARIES.

--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              TRUST CLASS SHARES   CLASS A SHARES   CLASS C SHARES
                                                              ------------------   --------------   --------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
   percentage of offering price)                                     None               5.25%*           None
Maximum Deferred Sales Charge (Load) (as a percentage of
   net asset value)                                                  None               None             None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   and Other Distributions (as a percentage of offering              None               None             None
   price)
Redemption Fee (as a percentage of amount redeemed, if
   applicable)                                                       None               None             1.00%**
Exchange Fee                                                         None               None             None

 * THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING, SELLING AND EXCHANGING FUND SHARES."

** THIS REDEMPTION FEE IS ONLY APPLICABLE TO SHARES SOLD WITHIN ONE YEAR OF THEIR PURCHASE DATE. THIS FEE IS NOT A SALES CHARGE AND IS PAYABLE DIRECTLY TO THE FUND.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                          TRUST CLASS SHARES   CLASS A SHARES   CLASS C SHARES
                                          ------------------   --------------   --------------
Investment Advisory Fees                         0.80%              0.80%            0.80%
Distribution (12b-1) Fees                        None               None             0.75%
Other Expenses+                                  0.24%              0.49%*           0.49%*
                                                 ----               ----             ----
Total Annual Fund Operating Expenses**           1.04%              1.29%            2.04%

 *    OTHER EXPENSES FOR CLASS A AND CLASS C SHARES INCLUDE SHAREHOLDER SERVICE
      FEES.

** THE ADVISER HAS VOLUNTARILY AGREED TO REDUCE ITS FEES AND REIMBURSE EXPENSES TO THE EXTENT NECESSARY IN ORDER TO KEEP TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 1.10%, 1.35% AND 2.10% OF THE FUND'S AVERAGE DAILY NET ASSETS OF THE TRUST CLASS, CLASS A AND CLASS C SHARES, RESPECTIVELY. DURING THE FUND'S MOST RECENT FISCAL YEAR, NO FEE REDUCTIONS OR EXPENSE REIMBURSEMENTS WERE REQUIRED TO MAINTAIN THESE EXPENSE CAPS. THE ADVISER MAY DISCONTINUE ALL OR A PORTION OF THESE FEE REDUCTIONS OR EXPENSE REIMBURSEMENTS AT ANY TIME.

 +    OTHER EXPENSES INCLUDE ACQUIRED FUND FEES AND EXPENSES OF LESS THAN 0.01%.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                         1 YEAR   3 YEARS    5 YEARS    10 YEARS
                                         ------   -------   ---------   --------
TRUST CLASS SHARES                        $106     $ 331     $  574      $1,271
CLASS A SHARES                            $649     $ 913     $1,195      $2,000
CLASS C SHARES                            $307*    $ 640     $1,098      $2,369

* THIS AMOUNT REFLECTS THE COST OF INVESTING IN CLASS C SHARES OF THE FUND IF YOU SELL YOUR SHARES AT THE END OF ONE YEAR. IF YOU DO NOT SELL YOUR SHARES AT THE END OF ONE YEAR, THE COST OF INVESTING IN CLASS C SHARES OF THE FUND WOULD BE $207.

GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS Medium to large capitalization U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY Investing in common stocks which the Adviser believes have above average growth potential based on its fundamental analysis
--------------------------------------------------------------------------------
INVESTOR PROFILE Investors who seek long-term capital appreciation and who are willing to bear the risks of investing in equity securities
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks capital appreciation by investing primarily (at least 80% of its net assets) in U.S. common stocks. The Fund focuses on stocks of companies with medium to large market capitalizations (in excess of $2 billion) whose sales and earnings are expected to grow at an above average rate. The Adviser employs a quantitative method of analysis in its investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth measured by a company's return on equity, and relative price-to-earnings ratio and cash flow. The Adviser attempts to keep a sector weighting similar to that of the Fund's primary benchmark, the Russell 1000(R) Growth Index. The Adviser also considers the sector weighting of peer funds in the Lipper(R) Multi-Cap Growth Funds Classification. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated target price, there is a fundamental change in the company's prospects or better investment opportunities become available.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities will fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S TRUST CLASS SHARES HAS VARIED FROM CALENDAR YEAR TO CALENDAR YEAR.*

                                   [BAR CHART]

  2002           2003           2004           2005          2006          2007
--------        ------         ------         ------         -----        ------
 -18.53%        35.56%         15.75%         14.16%         4.38%        10.60%

BEST QUARTER                 WORST QUARTER
   16.39%                      (15.17)%
 (06/30/03)                   (09/30/02)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PERFORMANCE FROM 1/1/08 TO 3/31/08 WAS (13.69)%.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE RUSSELL 1000(R) GROWTH INDEX AND THE LIPPER(R) MULTI-CAP GROWTH FUNDS CLASSIFICATION.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Trust Class Shares. After-tax returns for other classes will vary.

                                                                        SINCE
                                                                      INCEPTION
                                                                    (JANUARY 31,
GROWTH FUND                                      1 YEAR   5 YEARS       2001)
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
   TRUST CLASS SHARES                            10.60%    15.64%       5.89%
   CLASS A SHARES (REFLECTS A MAXIMUM SALES
     CHARGE OF 5.25%)                             4.57%    14.13%       4.82%
   CLASS C SHARES                                 9.62%    14.52%       4.87%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
     TRUST CLASS SHARES                          10.25%    15.12%       5.54%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND
   SALE OF FUND SHARES
     TRUST CLASS SHARES                           7.31%    13.75%       5.09%
RUSSELL 1000(R) GROWTH INDEX (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES, OR TAXES)       11.81%    12.10%      (0.73)%
LIPPER(R) MULTI-CAP GROWTH FUNDS CLASSIFICATION  14.99%    15.45%       0.17%

--------------------------------------------------------------------------------

SIMPLY SPEAKING ...

WHAT IS AN INDEX?

AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE RUSSELL 1000(R) GROWTH INDEX IS A WIDELY-RECOGNIZED INDEX WHICH MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000(R) INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000(R) INDEX IS A CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 1,000 LARGEST U.S. COMPANIES.

WHAT IS A LIPPER(R) FUNDS CLASSIFICATION?

A LIPPER(R) FUNDS CLASSIFICATION MEASURES THE SHARE PRICES OF A SPECIFIC GROUP OF MUTUAL FUNDS WITH A PARTICULAR INVESTMENT OBJECTIVE. YOU CANNOT INVEST DIRECTLY IN A LIPPER(R) FUNDS CLASSIFICATION. THE FUNDS INCLUDED IN THE LIPPER(R) MULTI-CAP GROWTH FUNDS CLASSIFICATION INVEST IN COMPANIES SIMILAR TO THOSE IN WHICH THE GROWTH FUND INVESTS WITH LONG-TERM EARNINGS EXPECTED TO GROW SIGNIFICANTLY FASTER THAN THE EARNINGS OF THE STOCKS REPRESENTED IN THE MAJOR UNMANAGED STOCK INDICES. THE NUMBER OF FUNDS IN THE LIPPER(R) MULTI-CAP GROWTH FUNDS CLASSIFICATION VARIES.

--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                        TRUST CLASS SHARES   CLASS A SHARES   CLASS C SHARES
                                                                        ------------------   --------------   --------------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                         None              5.25%*            None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)                                        None               None             None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   and Other Distributions (as a percentage of offering price)                 None               None             None
Redemption Fee (as a percentage of amount redeemed, if applicable)             None               None             1.00%**
Exchange Fee                                                                   None               None             None

 * THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING, SELLING AND EXCHANGING FUND SHARES."

** THIS REDEMPTION FEE IS ONLY APPLICABLE TO SHARES SOLD WITHIN ONE YEAR OF THEIR PURCHASE DATE. THIS FEE IS NOT A SALES CHARGE AND IS PAYABLE DIRECTLY TO THE FUND.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                           TRUST CLASS SHARES   CLASS A SHARES   CLASS C SHARES
                                           ------------------   --------------   --------------
Investment Advisory Fees                          0.80%             0.80%            0.80%
Distribution (12b-1) Fees                         None              None             0.75%
Other Expenses                                    0.26%             0.51%*           0.51%*
                                                  ----              ----             ----
Total Annual Fund Operating Expenses**            1.06%             1.31%            2.06%

 *    OTHER EXPENSES FOR CLASS A AND CLASS C SHARES INCLUDE SHAREHOLDER SERVICE
      FEES.

** THE THE ADVISER HAS VOLUNTARILY AGREED TO REDUCE ITS FEES AND REIMBURSE EXPENSES TO THE EXTENT NECESSARY IN ORDER TO KEEP TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 1.10%, 1.35% AND 2.10% OF THE FUND'S AVERAGE DAILY NET ASSETS OF THE TRUST CLASS, CLASS A AND CLASS C SHARES, RESPECTIVELY. DURING THE FUND'S MOST RECENT FISCAL YEAR, NO FEE REDUCTIONS OR EXPENSE REIMBURSEMENTS WERE REQUIRED TO MAINTAIN THESE EXPENSE CAPS. THE ADVISER MAY DISCONTINUE ALL OR A PORTION OF THESE FEE REDUCTIONS OR EXPENSE REIMBURSEMENTS AT ANY TIME.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                       1 YEAR   3 YEARS    5 YEARS   10 YEARS
                                      -------   -------   --------   --------
TRUST CLASS SHARES                     $108       $337     $  585     $1,294
CLASS A SHARES                         $651       $918     $1,205     $2,021
CLASS C SHARES                         $309*      $646     $1,108     $2,390

* THIS AMOUNT REFLECTS THE COST OF INVESTING IN CLASS C SHARES OF THE FUND IF YOU SELL YOUR SHARES AT THE END OF ONE YEAR. IF YOU DO NOT SELL YOUR SHARES AT THE END OF ONE YEAR, THE COST OF INVESTING IN CLASS C SHARES OF THE FUND WOULD BE $209.

BURKENROAD FUND

FUND SUMMARY

INVESTMENT GOAL Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS Small capitalization common stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY Investing in common stocks which the investment adviser believes have above average growth potential based on its fundamental analysis
--------------------------------------------------------------------------------
INVESTOR PROFILE Aggressive investors who seek long-term capital appreciation and who are willing to bear the risks of investing in equity securities
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks capital appreciation by investing primarily (at least 80% of its net assets) in common stocks and other equity securities. The Fund focuses on stocks of companies with small capitalizations (less than $2 billion) located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. The Adviser intends to utilize Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and quantitative analysis in its investment decision making. In selecting securities, the Adviser primarily considers sales and expense trends, market position, historic and expected earnings and dividends. The Adviser will diversify the Fund's securities across industry sectors. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated price target, there is a fundamental change in the security's prospects or better investment opportunities become available.

--------------------------------------------------------------------------------

BURKENROAD REPORTS

The BURKENROAD REPORTS (the "Reports") is an educational program on investment research in which selected students at Tulane University's A.B. Freeman School of Business participate. The program is designed to teach the students how to produce objective investment research by studying publicly-held companies located in the Deep South. The Reports focus on companies that traditionally have not been followed by Wall Street analysts. The Reports are based on publicly available reports, company visits and meetings with top management.

The Adviser independently verifies the information contained within the Reports and considers, but does not rely exclusively on, the Reports in making investment decisions for the Fund. The Fund will regularly invest in companies other than those covered by the Burkenroad Reports, and may not own shares of all of the companies covered by the Reports. The Fund and Horizon Advisers are NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name "Burkenroad" from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operations of the Fund.

--------------------------------------------------------------------------------

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities will fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund's concentration of investments in securities of companies located or doing business in Alabama, Louisiana, Mississippi, Florida, Georgia and Texas subjects the Fund to economic conditions and government policies within those states. As a result, the Fund will be more susceptible to factors that adversely affect companies located or doing business in those states than a mutual fund that does not have as great a concentration in those states.

The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on small capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS A SHARES HAS VARIED FROM CALENDAR YEAR TO CALENDAR YEAR. THE CHART DOES NOT REFLECT SALES CHARGES. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

                                   [BAR CHART]

 2002           2003           2004          2005           2006          2007
-----          -----          -----          ----          -----          ----
-0.73%         34.89%         24.76%         6.51%         16.82%         2.97%

BEST QUARTER          WORST QUARTER
   20.95%                (18.59)%
 (06/30/03)             (09/30/02)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PERFORMANCE FROM 1/1/08 TO 3/31/08 WAS (2.16)%.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE RUSSELL 2000(R) INDEX AND THE LIPPER(R) SMALL-CAP VALUE FUNDS CLASSIFICATION.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                     SINCE
                                                                                   INCEPTION
                                                                                 (DECEMBER 31,
BURKENROAD FUND                                               1 YEAR   5 YEARS       2001)
----------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES (REFLECTS A MAXIMUM SALES
   CHARGE OF 5.25%)                                          (2.45)%    15.36%       12.51%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                    (2.65)%    15.31%       12.42%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE  OF
   FUND SHARES                                               (1.32)%    13.53%       11.00%
RUSSELL 2000(R) INDEX (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES, OR TAXES)                                       (1.57)%    16.25%        9.12%
LIPPER(R) SMALL-CAP VALUE  FUNDS CLASSIFICATION              (5.54)%    14.94%        9.95%


--------------------------------------------------------------------------------

SIMPLY SPEAKING ...

WHAT IS AN INDEX?

AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE RUSSELL 2000 INDEX IS A WIDELY RECOGNIZED INDEX WHICH MEASURES THE PERFORMANCE OF THE SMALL-CAP SEGMENT OF THE U.S. EQUITY UNIVERSE. THE RUSSELL 2000 INDEX IS A SUBSET OF THE RUSSELL 3000(R) INDEX REPRESENTING APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THAT INDEX. IT INCLUDES APPROXIMATELY 2000 OF THE SMALLEST SECURITIES BASED ON A COMBINATION OF THEIR MARKET CAP AND CURRENT INDEX MEMBERSHIP.

WHAT IS A LIPPER(R) FUNDS CLASSIFICATION?

A LIPPER(R) FUNDS CLASSIFICATION MEASURES THE SHARE PRICES OF A SPECIFIC GROUP OF MUTUAL FUNDS WITH A PARTICULAR INVESTMENT OBJECTIVE. YOU CANNOT INVEST DIRECTLY IN A LIPPER(R) FUNDS CLASSIFICATION. THE FUNDS INCLUDED IN THE LIPPER(R) SMALL-CAP VALUE FUNDS CLASSIFICATION INVEST PRIMARILY IN COMPANIES SIMILAR TO THOSE IN WHICH THE BURKENROAD FUND INVESTS, SUCH AS THOSE WITH MARKET CAPITALIZATIONS LESS THAN $2 BILLION AT THE TIME OF PURCHASE. THE NUMBER OF FUNDS IN THE LIPPER(R) SMALL-CAP VALUE FUNDS CLASSIFICATION VARIES.

--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD CLASS A SHARES OF THE FUND.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                           CLASS A SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
   percentage of offering price)                                5.25%*

Maximum Deferred Sales Charge (Load) (as a percentage
   of net asset value)                                          None

Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends and Other Distributions (as a percentage of
   offering price)                                              None

Redemption Fee (as a percentage of amount redeemed,
   if applicable)                                               1.00%**

Exchange Fee                                                    None

 * THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST. SEE "PURCHASING, SELLING AND EXCHANGING FUND SHARES."

** THE REDEMPTION FEE IS ONLY APPLICABLE TO SHARES SOLD WITHIN ONE YEAR OF THEIR PURCHASE DATE. THIS FEE IS NOT A SALES CHARGE AND IS PAYABLE DIRECTLY TO THE FUND.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                           CLASS A SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.95%
Distribution (12b-1) Fees                                       None
Other Expenses*                                                 0.67%*
                                                               -----
Total Annual Fund Operating Expenses                            1.62%
Less Fee Waivers and Expense Reimbursements                    (0.22)%
                                                               -----
Net Expenses**                                                  1.40%

*     OTHER EXPENSES INCLUDE SHAREHOLDER SERVICE FEES.

** THE ADVISER HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES, AND REIMBURSE EXPENSES IN ORDER TO KEEP NET EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 1.40% OF THE FUND'S AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES' UNTIL MAY 31, 2009.

For more information about these fees, see "Investment Adviser."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, including one year of capped expenses, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in Class A Shares of the Fund would be:

1 YEAR               3 YEARS               5 YEARS               10 YEARS
 $760*                 $989                 $1,340                $2,329

* THIS AMOUNT REFLECTS THE COST OF INVESTING IN CLASS A SHARES OF THE FUND IF YOU SELL YOUR SHARES AT THE END OF ONE YEAR. IF YOU DO NOT SELL YOUR SHARES AT THE END OF ONE YEAR, THE COST OF INVESTING IN CLASS A SHARES OF THE FUND WOULD BE $660.

MORE INFORMATION ABOUT RISK

VALUE FUND
GROWTH FUND
BURKENROAD FUND

EQUITY RISK -- Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

STRATEGIC INCOME BOND FUND

FIXED INCOME RISK -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

      CALL RISK -- During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

      CREDIT RISK -- The possibility that an issuer will be unable to make timely payments of either principal or interest.

      MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with a Fund's objectives. If a Fund invests in this manner, it may not achieve its investment objectives. A Fund will do so only if the Funds' investment adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income.

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, each Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (for information on how to obtain a copy of the Funds'

Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that any Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds generally publish a complete list of their portfolio holdings on a monthly basis, as of the end of the previous month. For example, each Fund's investments as of the end of January would ordinarily be published at the end of February. Each Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/HORIZON. The information will generally remain available until replaced by new portfolio holdings information as described above. The Funds' investment adviser may exclude any portion of each Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Funds' Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

INVESTMENT ADVISER

The investment adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Trust's Board of Trustees supervises the investment adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the investment adviser to the Funds. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of March 31, 2008, the Adviser managed approximately $1 billion in assets while the Adviser and Hancock Bank managed approximately $2.7 billion in assets. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60%, 0.80%, 0.80%, and 0.95% based on the average daily net assets of the Strategic Income Bond Fund, Value Fund, Growth Fund and Burkenroad Fund, respectively. For the fiscal year ended January 31, 2008, the Adviser received advisory fees (after fee reductions) as a percentage of each Fund's average daily net assets at the following annual rates:

STRATEGIC INCOME BOND FUND      0.51%
VALUE FUND                      0.80%
GROWTH FUND                     0.80%
BURKENROAD FUND                 0.73%

The Adviser has contractually agreed with the Fund to reduce its fees, and reimburse expenses in order to keep Net Expenses (excluding interest, taxes, expenses, brokerage commissions and extraordinary expenses) from exceeding 0.75%, 1.00% and 1.75% of the Strategic Income Bond Fund's average daily net assets of the Trust Class, Class A and Class C Shares, respectively, and from exceeding 1.40% of the Burkenroad Fund's average daily net assets of the Class A Shares until May 31, 2009.

The Adviser has voluntarily agreed to reduce its fees and reimburse expenses of the Value Fund and Growth Fund to the extent necessary in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.10%, 1.35% and 2.10% for each Fund's average daily net assets of the Trust Class, Class A and Class C Shares, respectively. During the Value Fund's and Growth Fund's most recent fiscal year, the actual total annual Fund operating expenses were less than the amount shown above and, as a result, no fee reductions or expense reimbursements were required to maintain these expense caps. The Adviser may discontinue all or a portion of these fee reductions or expense reimbursements at any time.

A discussion regarding the basis for the Board's May 2007 approval of the Funds' investment advisory agreement is available in the Funds' July 31, 2007 Semi-Annual Report to Shareholders, which covers the period from February 1, 2007 to July 31, 2007.

PORTFOLIO MANAGERS

John Portwood, CFA, serves as Director of Trust Investments and Chief Investment Strategist of the Adviser and is responsible for overseeing the management of the Strategic Income Bond Fund, the Value Fund, the Growth Fund and the Burkenroad Fund. He has more than 36 years of investment experience.

David Lundgren Jr., CFA, serves as Director of Equities and Research of the Adviser and is responsible for the day-to-day management of the Value Fund, Growth Fund and Burkenroad Fund. Prior to joining Hancock Bank in 1998, Mr. Lundgren served in a similar capacity for First Commerce Corporation. He has more than 18 years of investment experience.

Jeffery Tanguis serves as Director of Fixed Income of the Adviser and is responsible for the day-to-day management of the Strategic Income Bond Fund. He is also responsible for the management of the Hancock Horizon Treasury Securities Money Market Fund and the Hancock Horizon Prime Money Market Fund, which are offered in separate prospectuses. Prior to joining Hancock Bank in 2005, Mr. Tanguis served as the Senior Fixed Income Manager of Hibernia National Bank from 1987 to 2005. He has more than 21 years of investment experience.

The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Funds. Hancock Bank and its affiliates also may receive compensation for providing services to the Funds in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Funds, and for such services is paid an annual fee, payable from the Funds' assets, of 0.03% of each Fund's average daily net assets.

COMMISSIONS, DISTRIBUTION AND SERVICING (12b-1) FEES.

Brokerage firms affiliated with Hancock Bank, including Hancock Investment Services, Inc. ("H.I.S., Inc."), acting as dealer in connection with the sale of Class A Shares of the Funds, will be entitled to receive a commission of up to the entire amount of the sales charge. In addition, to the extent that Class C Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive the distribution and servicing fees, payable from the Funds' assets, applicable to that class of shares.

H.I.S., Inc., member Financial Industry Regulatory Authority ("FINRA") and SIPC, is a wholly-owned brokerage subsidiary of Hancock Bank.

TRANSFER AGENCY SERVICES. Hancock Bank serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class per fund for the first ten classes and $17,500 per class for any additional classes.

SHAREHOLDER SERVICING FEES. To the extent that Class A or Class C Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive shareholder servicing fees, payable from the Funds' assets, of up to 0.25% of average daily net assets attributable to Class A and Class C Shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Trust Class, Class A and Class C Shares of the Funds. The Funds offer Trust Class, Class A and Class C Shares only to investment professionals and financial institutions investing for their own or their customers' accounts.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") and Hancock Bank are open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

Each Fund reserves the right to reject any specific purchase order or request to exchange Fund shares. In such cases where a Fund rejects an exchange request, such request will be processed by the Fund as a redemption request. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Market Timing Policies and Procedures."

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after a Fund receives your purchase order in proper form plus, in the case of Class A Shares, the applicable front-end sales charge. "Proper form" means that a Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

Each Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may buy or sell shares of the Funds through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Funds), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Funds. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

HOW THE FUNDS CALCULATE NAV

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Funds' Board of Trustees. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Funds (except for the Strategic Income Bond Fund) invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which a Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Strategic Income Bond Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Strategic Income Bond Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest in any Fund at least:

CLASS                            DOLLAR AMOUNT
Class A Shares                       $1,000
Class C Shares                       $1,000
Trust Class Shares                   $1,000

Your subsequent investments in any Fund must be made in amounts of at least
$500.

A Fund may accept investments of smaller amounts at its discretion.

SYSTEMATIC INVESTMENT PLAN (CLASS A AND CLASS C SHARES ONLY)

If you have a checking or savings account with a bank, you may purchase Class A and Class C Shares automatically through regular deductions from your account in amounts of at least $100 per month.

SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                                                                 YOUR SALES CHARGE AS   YOUR SALES CHARGE AS
                                                                    A PERCENTAGE OF     A PERCENTAGE OF YOUR
FUND                         IF YOUR INVESTMENT IS:                 OFFERING PRICE         NET INVESTMENT
------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND   Less than $50,000                           4.00%                  4.17%
                             $50,000 but less than $100,000              3.25%                  3.36%
                             $100,000 but less than $250,000             2.50%                  2.56%
                             $250,000 but less than $500,000             1.75%                  1.78%
                             $500,000 but less than $1,000,000           1.50%                  1.52%
                             $1,000,000 and over                         0.00%                  0.00%
------------------------------------------------------------------------------------------------------------
VALUE FUND                   Less than $50,000                           5.25%                  5.54%
GROWTH FUND                  $50,000 but less than $100,000              4.50%                  4.71%
BURKENROAD FUND              $100,000 but less than $250,000             3.50%                  3.63%
                             $250,000 but less than $500,000             2.50%                  2.56%
                             $500,000 but less than $1,000,000           2.00%                  2.04%
                             $1,000,000 and over                         0.00%                  0.00%
------------------------------------------------------------------------------------------------------------

You may qualify for a reduced sales charge or a sales charge waiver. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your immediate family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

Certain investors may be eligible for a waiver of the front-end sales charge due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge will be waived on Class A Shares purchased:

      o     through reinvestment of dividends and distributions;

      o     through a H.I.S., Inc. asset allocation account;

      o by persons repurchasing shares they redeemed within the last 30 days (see "Repurchase of Class A Shares");

      o by directors, employees and retirees of Hancock Bank and its affiliates, and two generations of their respective ascendants, descendants, siblings and spouses;

      o     by Trustees and officers of The Advisors' Inner Circle Fund II; and

      o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 30 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Consult your tax advisor regarding special rules that may apply if you recognize a loss on your original redemption.

REDUCED SALES CHARGES -- CLASS A SHARES

RIGHT OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Funds will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for: (i) your account; (ii) your spouse's account; (iii) a joint account with your spouse; or (iv) your minor children's trust or custodial accounts. A trust purchasing shares for the same trust account, trust or estate also may use this right of accumulation. The Funds will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask for the reduction at the time of purchase. You must provide the Funds with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Funds may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Funds will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Funds a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Funds to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Funds will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the distributor from any sales charge it receives or from any other source available to it. Under any such program, the distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.



HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $100,000 or more of your shares, send your sale proceeds to a third-party or close an account with a value over $100,000, please notify the Funds in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). Additionally, a signature guaranteed letter from you is required if your account registration has changed in the previous 30 days, if funds are being sent to an address other than the address of record, or if the check is made payable to someone other than the account holder.

The sale price of each share will be the NAV next determined after the Funds receive your request.

SYSTEMATIC WITHDRAWAL PLAN (CLASS A AND CLASS C SHARES ONLY)

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, a Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE ("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimums are:

CLASS                            DOLLAR AMOUNT
Class A Shares                       $1,000
Class C Shares                       $1,000
Trust Class Shares                   $1,000

A Fund will generally provide at least 60 days' written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or as otherwise permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Funds' Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Each Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Market Timing Policies and Procedures."

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TRUST CLASS SHARES

You may exchange Trust Class Shares of any Hancock Horizon Fund for Trust Class Shares of any other Hancock Horizon Fund.

CLASS A SHARES

You may exchange Class A Shares of any Hancock Horizon Fund for Class A Shares of any other Hancock Horizon Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (E.G., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

CLASS C SHARES

You may exchange Class C Shares of any Hancock Horizon Fund for Class C Shares of any other Hancock Horizon Fund.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

Each Fund offering Class C Shares has adopted a distribution plan that allows Class C Shares of the Fund to pay distribution and service fees for the sale and distribution of shares, and for services provided to Class C shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees for Class C Shares, as a maximum annual percentage of average daily net assets, are 0.75%.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Burkenroad Fund invests in small cap securities that often may trade in lower volumes, changes to the Fund's holdings in response to frequent trading by certain shareholders may impact the market prices of such relatively thinly traded securities held by the Fund.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Funds' policies and procedures by the use of multiple accounts. The Funds' policies and procedures include the following:

      o Shareholders are restricted from making more than 1 "round trip" into or out of a Fund per quarter. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

      o The Strategic Income Bond Fund, Value Fund and Growth Fund assess a redemption fee of 1% on redemptions by shareholders of Class C Shares if sold within one year of their purchase (subject to certain exceptions as discussed below in "Redemption Fees").

      o The Burkenroad Fund assesses a redemption fee of 1% on redemptions by shareholders of Class A Shares if sold within one year of their purchase (subject to certain exceptions as discussed below in "Redemption Fees").

      o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company of Act 1940, as amended, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Strategic Income Bond Fund, Value Fund and Growth Fund charge a 1% redemption fee on redemptions of Class C Shares if sold within one year of their purchase. In addition, the Burkenroad Fund charges a 1% redemption fee on redemptions of Class A Shares if sold within one year of their purchase. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Class C Shares of the appropriate Fund or Class A Shares of the Burkenroad Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. The redemption fee is applicable to Class C Shares of the Strategic Income Bond Fund, Value Fund and Growth Fund or Class A Shares of the Burkenroad Fund purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. For this reason, the Funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from those of the Funds.

The redemption fee may not apply to certain categories of redemptions, such as those that the Funds reasonably believe may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals. The Funds reserve the right to modify or eliminate the redemption fees or waivers at any time.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.

However, the Funds reserve the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds (generally, 3 business days). Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Funds, with respect to Class A and Class C Shares, have adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the Fund's Class A and Class C Shares' average daily net assets. The Funds does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds.

A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the Financial Intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and distributes its net investment income, if any, as follows:

STRATEGIC INCOME BOND FUND                 MONTHLY
VALUE FUND                                 QUARTERLY
GROWTH FUND                                ANNUALLY
BURKENROAD FUND                            ANNUALLY

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds, or your investment professional or institution, in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Each Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Distributions you receive from a Fund may be taxable whether or not you reinvest them.

Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. Under current law, the lower tax rates applicable to qualified dividend income will not apply in taxable years beginning after December 31, 2010. The Funds will notify you as to how much of your distributions, if any, will qualify for the reduced tax rate. Because the Strategic

Income Bond Fund does not expect to receive dividend income, you should not expect to receive any distributions that qualify as qualified dividend income from this Fund.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of a Fund's shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

The Strategic Income Bond Fund intends to distribute primarily ordinary income that will not qualify as qualified dividend income. A portion of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Trust Class Shares, Class A Shares and Class C Shares of the Strategic Income Bond Fund, Value Fund and Growth Fund and Class A Shares of the Burkenroad Fund. This information is intended to help you understand each Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Funds, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended January 31, 2006, January 31, 2007 and January 31, 2008 has been derived from the Funds' financial statements, which have been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young are included in the Annual Report of the Funds, which is available upon request by calling the Fund at 1-800-738-2625, extension 77966.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

           Net                    Net Realized
          Asset                       and            Total     Dividends    Distributions        Total
         Value,        Net         Unrealized        from       from Net      from Net         Dividends
        Beginning   Investment   Gain (Losses)    Investment   Investment     Realized            and        Redemption
         of Year      Income     on Investments   Operations     Income         Gains        Distributions      Fees
-----------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND
TRUST CLASS SHARES
2008+    $ 15.09      $  0.64       $   0.65        $  1.29     $ (0.64)      $     --         $  (0.64)        $  --
2007+      15.12         0.62          (0.03)          0.59       (0.62)            --            (0.62)           --
2006+      15.52         0.55          (0.40)          0.15       (0.55)            --            (0.55)           --
2005+      15.86         0.51          (0.23)          0.28       (0.52)         (0.10)           (0.62)           --
2004+      15.98         0.60          (0.11)          0.49       (0.61)            --            (0.61)           --

CLASS A SHARES
2008+    $ 15.07      $  0.60       $   0.64        $  1.24     $ (0.60)      $     --         $  (0.60)        $  --
2007+      15.10         0.58          (0.03)          0.55       (0.58)            --            (0.58)           --
2006+      15.50         0.52          (0.40)          0.12       (0.52)            --            (0.52)           --
2005+      15.84         0.47          (0.23)          0.24       (0.48)         (0.10)           (0.58)           --
2004+      15.96         0.56          (0.11)          0.45       (0.57)            --            (0.57)           --

CLASS C SHARES
2008+    $ 15.15      $  0.49       $   0.65        $  1.14     $ (0.49)      $     --         $  (0.49)        $  --
2007+      15.14         0.47           0.01           0.48       (0.47)            --            (0.47)           --
2006+      15.54         0.40          (0.40)            --       (0.40)            --            (0.40)           --
2005+      15.88         0.36          (0.24)          0.12       (0.36)         (0.10)           (0.46)           --
2004+      16.00         0.45          (0.12)          0.33       (0.45)            --            (0.45)           --

                                                                    Ratio
                                                      Ratio of      of Net
          Net                  Net                    Expenses    Investment
         Asset               Assets,     Ratio of    to Average     Income
         Value,                End       Expenses    Net Assets     (Loss)     Portfolio
          End      Total     of Year    to Average   (Excluding   to Average    Turnover
        of Year   Return*     (000)     Net Assets    Waivers)    Net Assets      Rate
----------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND
TRUST CLASS SHARES
2008+   $ 15.74     8.76%   $  94,135      0.75%        0.84%        4.19%        14%
2007+     15.09     4.00       87,835      0.75         0.89         4.12         19
2006+     15.12     1.02       77,340      0.75         0.91         3.60         18
2005+     15.52     1.83       67,849      0.75         0.93         3.28         45
2004+     15.86     3.14       53,621      0.75         0.93         3.76         23

CLASS A SHARES
2008+   $ 15.71     8.43%   $  24,436      1.00%        1.09%        3.94%        14%
2007+     15.07     3.75       16,977      1.00         1.14         3.88         19
2006+     15.10     0.77       12,656      1.00         1.16         3.37         18
2005+     15.50     1.58        8,028      1.00         1.18         3.03         45
2004+     15.84     2.89        5,824      1.00         1.18         3.50         23

CLASS C SHARES
2008+   $ 15.80     7.65%   $     119      1.75%        1.84%        3.19%        14%
2007+     15.15     3.23          112      1.75         1.89         3.12         19
2006+     15.14     0.01          129      1.75         1.91         2.61         18
2005+     15.54     0.80          120      1.75         1.93         2.28         45
2004+     15.88     2.12          112      1.75         1.93         2.79         23

+     Per share data calculated using average shares method.

*     Total return excludes applicable sales charges.

Amounts designated as "--" are either $0 or have been rounded to $0.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

                        Net                    Net Realized
                       Asset                       and           Total      Dividends    Distributions       Total
                       Value,       Net         Unrealized        from       from Net      from Net        Dividends
                     Beginning   Investment   Gain (Losses)    Investment   Investment     Realized           and        Redemption
                      of Year      Income     on Investments   Operations     Income         Gains       Distributions      Fees
-----------------------------------------------------------------------------------------------------------------------------------
VALUE FUND
TRUST CLASS SHARES
2008+                 $  26.12    $   0.25       $ (0.38)        $ (0.13)    $  (0.24)      $  (2.31)      $   (2.55)      $   --
2007+                    24.37        0.26          3.32            3.58        (0.24)         (1.59)          (1.83)          --
2006+                    22.51        0.28          3.58            3.86        (0.28)         (1.72)          (2.00)          --
2005+                    19.20        0.14          3.81            3.95        (0.15)         (0.49)          (0.64)          --
2004+                    14.60        0.16          4.60            4.76        (0.16)            --           (0.16)          --

CLASS A SHARES
2008+                 $  26.04    $   0.18       $ (0.37)        $ (0.19)    $  (0.18)      $  (2.31)      $   (2.49)      $   --
2007+                    24.31        0.20          3.30            3.50        (0.18)         (1.59)          (1.77)          --
2006+                    22.46        0.21          3.58            3.79        (0.22)         (1.72)          (1.94)          --
2005+                    19.16        0.09          3.80            3.89        (0.10)         (0.49)          (0.59)          --
2004+                    14.58        0.12          4.58            4.70        (0.12)            --           (0.12)          --

CLASS C SHARES
2008+                 $  25.60    $  (0.03)      $ (0.33)        $ (0.36)    $  (0.01)      $  (2.31)      $   (2.32)      $   --
2007+                    23.95        0.01          3.26            3.27        (0.03)         (1.59)          (1.62)          --
2006+                    22.18        0.04          3.53            3.57        (0.08)         (1.72)      $   (1.80)          --
2005+                    19.00       (0.06)         3.75            3.69        (0.02)         (0.49)          (0.51)          --
2004+                    14.48       (0.01)         4.56            4.55        (0.03)            --           (0.03)          --

                                                                                     Ratio
                                                                      Ratio of       of Net
                        Net                    Net                    Expenses     Investment
                       Asset                 Assets,     Ratio of    to Average      Income
                       Value,                  End       Expenses     Net Assets     (Loss)     Portfolio
                        End       Total      of Year    to Average   (Excluding    to Average   Turnover
                      of Year    Return*      (000)     Net Assets    Waivers)     Net Assets     Rate
---------------------------------------------------------------------------------------------------------
VALUE FUND
TRUST CLASS SHARES
2008+                $   23.44     (1.31)%  $  84,322       1.03%         1.03%        0.91%        60%
2007+                    26.12     14.83       80,965       1.08          1.08         1.02         64
2006+                    24.37     17.52       68,633       1.09          1.09         1.18         77
2005+                    22.51     20.64       58,016       1.10          1.11         0.70         65
2004+                    19.20     32.73       49,609       1.07          1.13         0.96         79

CLASS A SHARES
2008+                $   23.36     (1.54)%  $  63,371       1.28%         1.28%        0.66%        60%
2007+                    26.04     14.52       55,007       1.33          1.33         0.77         64
2006+                    24.31     17.24       34,985       1.34          1.34         0.88         77
2005+                    22.46     20.36       19,557       1.35          1.36         0.46         65
2004+                    19.16     32.34        9,356       1.32          1.38         0.70         79

CLASS C SHARES
2008+                $   22.92     (2.19)%  $   5,169       2.03%         2.03%       (0.11)%       60%
2007+                    25.60     13.72        1,163       2.08          2.08         0.03         64
2006+                    23.95     16.37          754       2.09          2.09         0.17         77
2005+                    22.18     19.42          535       2.10          2.11        (0.31)        65
2004+                    19.00     31.45          178       2.07          2.13        (0.08)        79

+     Per share data calculated using average shares method.

*     Total return excludes applicable sales charges.

Amounts designated as "--" are either $0 or have been rounded to $0.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

                        Net                   Net Realized
                       Asset                       and           Total      Dividends    Distributions      Total
                      Value,        Net         Unrealized        from       from Net       from Net       Dividends
                     Beginning   Investment   Gain (Losses)    Investment   Investment      Realized          and        Redemption
                      of Year       Loss      on Investments   Operations     Income         Gains       Distributions      Fees
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND
TRUST CLASS SHARES
2008+                 $  18.11    $  (0.05)       $  (0.36)     $  (0.41)      $  --       $  (0.39)        $  (0.39)       $  --
2007+                    20.13       (0.05)           0.44          0.39          --          (2.41)           (2.41)          --
2006+                    16.52       (0.08)           3.86          3.78          --          (0.17)           (0.17)          --
2005+                    14.74       (0.05)           1.83          1.78          --             --               --           --
2004+                    10.71       (0.09)           4.12          4.03          --             --               --           --

CLASS A SHARES
2008+                 $  17.83    $  (0.10)       $  (0.34)     $  (0.44)      $  --       $  (0.39)        $  (0.39)       $  --
2007+                    19.91       (0.10)           0.43          0.33          --          (2.41)           (2.41)          --
2006+                    16.38       (0.12)           3.82          3.70          --          (0.17)           (0.17)          --
2005+                    14.66       (0.09)           1.81          1.72          --             --               --           --
2004+                    10.67       (0.13)           4.12          3.99          --             --               --           --

CLASS C SHARES
2008+                 $  16.95    $  (0.23)       $  (0.31)     $  (0.54)      $  --       $  (0.39)        $  (0.39)       $  --
2007+                    19.18       (0.23)           0.41          0.18          --          (2.41)           (2.41)          --
2006+                    15.91       (0.25)           3.69          3.44          --          (0.17)           (0.17)          --
2005+                    14.34       (0.19)           1.76          1.57          --             --               --           --
2004+                    10.52       (0.22)           4.04          3.82          --             --               --           --

                                                                      Ratio of       Ratio
                        Net                    Net                    Expenses       of Net
                       Asset                 Assets,     Ratio of    to Average    Investment
                       Value,                  End       Expenses    Net Assets       Loss      Portfolio
                        End       Total      of Year    to Average   (Excluding    to Average    Turnover
                      of Year    Return*      (000)     Net Assets    Waivers)     Net Assets      Rate
---------------------------------------------------------------------------------------------------------
GROWTH FUND
TRUST CLASS SHARES
2008+                 $  17.31     (2.49)%  $  53,028       1.06%         1.06%       (0.28)%       60%
2007+                    18.11      2.07       51,654       1.10          1.10        (0.28)        94
2006+                    20.13     22.95       47,375       1.10          1.12        (0.42)        67
2005+                    16.52     12.08       37,052       1.10          1.15        (0.33)        64
2004+                    14.74     37.63       32,387       1.10          1.18        (0.74)        73

CLASS A SHARES
2008+                 $  17.00     (2.69)%  $  37,852       1.31%         1.31%       (0.53)%       60%
2007+                    17.83      1.78       35,347       1.35          1.35        (0.53)        94
2006+                    19.91     22.66       28,376       1.35          1.37        (0.68)        67
2005+                    16.38     11.73       14,234       1.35          1.40        (0.57)        64
2004+                    14.66     37.39        6,350       1.35          1.43        (0.99)        73

CLASS C SHARES
2008+                 $  16.02     (3.43)%  $     363       2.06%         2.06%       (1.28)%       60%
2007+                    16.95      1.06          458       2.10          2.10        (1.28)        94
2006+                    19.18     21.69          546       2.10          2.12        (1.42)        67
2005+                    15.91     10.95          399       2.10          2.15        (1.29)        64
2004+                    14.34     36.31          135       2.10          2.18        (1.74)        73

+     Per share data calculated using average shares method.

*     Total return excludes applicable sales charges.

Amounts designated as "--" are either $0 or have been rounded to $0.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

                           Net                    Net Realized
                          Asset                       and           Total      Distributions
                         Value,         Net        Unrealized        from         from Net
                        Beginning   Investment   Gain (Losses)    Investment      Realized         Total       Redemption
                         of Year       Loss      on Investments   Operations       Gains       Distributions      Fees
-------------------------------------------------------------------------------------------------------------------------
BURKENROAD FUND
CLASS A SHARES
2008+                    $ 31.32     $ (0.12)       $ (1.15)       $ (1.27)       $ (0.44)        $ (0.44)        $ --
2007+                      29.30       (0.10)          2.12           2.02             --              --           --
2006+                      24.97       (0.08)          4.41           4.33             --              --           --
2005+                      20.70       (0.08)          4.35           4.27             --              --           --
2004+                      14.19       (0.04)          6.55           6.51             --              --           --

                                                                       Ratio of
                                                                       Expenses          Ratio
                          Net                  Net                    to Average        of Net
                         Asset               Assets,    Ratio of      Net Assets      Investment
                        Value,                 End      Expenses      (Excluding         Loss      Portfolio
                          End      Total     of Year   to Average   Waivers and/or    to Average   Turnover
                        of Year   Return*     (000)    Net Assets   Reimbursements)   Net Assets     Rate
-----------------------------------------------------------------------------------------------------------
BURKENROAD FUND
CLASS A SHARES
2008+                   $ 29.61   (4.14)%   $ 19,579      1.40%          1.62%          (0.38)%       42%
2007+                     31.32    6.89       18,987      1.40           1.71           (0.34)        22
2006+                     29.30   17.34       13,376      1.40           1.82           (0.33)        32
2005+                     24.97   20.63        5,544      1.40           2.14           (0.37)        17
2004+                     20.70   45.88        2,153      1.40           2.90           (0.23)        21

*     Total return excludes applicable sales charge.

+     Per share data is calculated using average shares method.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                 HANCOCK HORIZON
                                 FAMILY OF FUNDS

                               INVESTMENT ADVISER
                                Horizon Advisers
                          One Hancock Plaza, 3rd Floor
                                  P.O. Box 4019
                           Gulfport, Mississippi 39502

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

         More information about each Fund is available, without charge, through the following:

                 STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")

         The SAI includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

                         ANNUAL AND SEMI-ANNUAL REPORTS

           These reports contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Funds' holdings and detailed financial information about the Funds.

                 TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT,
                              OR MORE INFORMATION:

               BY TELEPHONE: Call 1-800-738-2625, extension 77966

                            BY MAIL: Write to us at:
                              Hancock Horizon Funds
                         2600 Citiplace Drive, Suite 100
                          Baton Rouge, Louisiana 70808

                    BY INTERNET: WWW.HANCOCKHORIZONFUNDS.COM

           FROM THE SEC: You can also obtain the SAI or the Annual and
      Semi-Annual reports, as well as other information about The Advisors'
       Inner Circle Fund II, from the EDGAR Database on the SEC's website
      ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC
    Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

           The Advisors' Inner Circle Fund II's Investment Company Act
                        registration number is 811-07102.

--------------------------------------------------------------------------------

                               WALL STREET SAVVY,
                                  MAIN STREET TOUCH.

                                     [LOGO]
                              HANCOCK HORIZON FUNDS

                    FOR MORE INFORMATION CALL 1.800.738.2625
                           WWW.HANCOCKHORIZONFUNDS.COM

                                   PROSPECTUS

                                [GRAPHIC OMITTED]

                         HANCOCK HORIZON FAMILY OF FUNDS

                                  MAY 31, 2008

                                 Burkenroad Fund

                                 CLASS D SHARES

                                   ADVISED BY
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)

               The U.S. Securities and Exchange Commission has not
           approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the
                         contrary is a criminal offense.

                       The Advisors' Inner Circle Fund II

--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about Class D Shares of the Burkenroad Fund (the "Fund") that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                               Page
FUND SUMMARY                                                                     1

PRINCIPAL INVESTMENT STRATEGY                                                    1

PRINCIPAL RISKS                                                                  2

PERFORMANCE INFORMATION                                                          2

FUND FEES AND EXPENSES                                                           4

MORE INFORMATION ABOUT RISK                                                      5

MORE INFORMATION ABOUT FUND INVESTMENTS                                          5

INFORMATION ABOUT PORTFOLIO HOLDINGS                                             5

INVESTMENT ADVISER                                                               6

PORTFOLIO MANAGERS                                                               6

PURCHASING AND SELLING FUND SHARES                                               7

OTHER POLICIES                                                                   9

DISTRIBUTION OF FUND SHARES                                                     11

SHAREHOLDER SERVICING ARRANGEMENTS                                              11

PAYMENTS TO FINANCIAL INTERMEDIARIES                                            12

DIVIDENDS AND DISTRIBUTIONS                                                     12

TAXES                                                                           12

FINANCIAL HIGHLIGHTS                                                            14

HOW TO OBTAIN MORE INFORMATION ABOUT THE HANCOCK HORIZON FAMILY
OF FUNDS                                                                BACK COVER

BURKENROAD FUND

FUND SUMMARY

INVESTMENT GOAL Long-term capital appreciation
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INVESTMENT FOCUS Small capitalization common stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas
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SHARE PRICE VOLATILITY High
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PRINCIPAL INVESTMENT STRATEGY Investing in common stocks which the investment adviser believes have above average growth potential based on its fundamental analysis
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INVESTOR PROFILE Aggressive investors who seek long-term capital appreciation and who are willing to bear the risks of investing in equity securities
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PRINCIPAL INVESTMENT STRATEGY

The Fund seeks capital appreciation by investing primarily (at least 80% of its net assets) in common stocks and other equity securities. The Fund focuses on stocks of companies with small capitalizations (less than $2 billion) located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. Horizon Advisers (the "Adviser") intends to utilize Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and quantitative analysis in its investment decision making. In selecting securities, the Adviser primarily considers sales and expense trends, market position, historic and expected earnings and dividends. The Adviser will diversify the Fund's securities across industry sectors. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated price target, there is a fundamental change in the security's prospects or better investment opportunities become available.

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BURKENROAD REPORTS

The BURKENROAD REPORTS (the "Reports") is an educational program on investment research in which selected students at Tulane University's A.B. Freeman School of Business participate. The program is designed to teach the students how to produce objective investment research by studying publicly-held companies located in the Deep South. The Reports focus on companies that traditionally have not been followed by Wall Street analysts. The Reports are based on publicly available reports, company visits and meetings with top management.

The Adviser independently verifies the information contained within the Reports and considers, but does not rely exclusively on, the Reports in making investment decisions for the Fund. The Fund will regularly invest in companies other than those covered by the Burkenroad Reports, and may not own shares of all of the companies covered by the Reports. The Fund and Horizon Advisers are NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name "Burkenroad" from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operations of the Fund.

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PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities will fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund's concentration of investments in securities of companies located or doing business in Alabama, Louisiana, Mississippi, Florida, Georgia and Texas subjects the Fund to economic conditions and government policies within those states. As a result, the Fund will be more susceptible to factors that adversely affect companies located or doing business in those states than a mutual fund that does not have as great a concentration in those states.

The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on small capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS D SHARES HAS VARIED FROM CALENDAR YEAR TO CALENDAR YEAR.*

                                   [BAR CHART]

 2002           2003           2004           2005           2006          2007
------         ------         ------         ------         ------        ------
-0.79%         34.64%         24.37%          6.30%         16.65%        2.73%

BEST QUARTER                WORST QUARTER
   20.91%                      (18.58)%
 (06/30/03)                   (09/30/02)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PERFORMANCE FROM 1/1/08 TO 3/31/08 WAS (2.25)%.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS D SHARES FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE RUSSELL 2000(R) INDEX AND THE LIPPER(R) SMALL-CAP VALUE FUNDS CLASSIFICATION.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

BURKENROAD FUND -                                              SINCE INCEPTION
CLASS D SHARES                            1 YEAR   5 YEARS   (DECEMBER 31, 2001)
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FUND RETURNS
BEFORE TAXES                                2.73%    16.36%         13.31%

FUND RETURNS AFTER TAXES
ON DISTRIBUTIONS                            2.52%    16.31%         13.22%

FUND RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                         2.06%    14.44%         11.72%

RUSSELL 2000(R) INDEX
(REFLECTS NO DEDUCTION
FOR FEES, EXPENSES,
OR TAXES)                                  (1.57)%   16.25%          9.12%

LIPPER(R) SMALL-CAP VALUE
FUNDS CLASSIFICATION                       (5.54)%   14.94%          9.95%

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SIMPLY SPEAKING ...

WHAT IS AN INDEX?

AN INDEX MEASURES THE MARKET PRICES OF A SPECIFIC GROUP OF SECURITIES IN A PARTICULAR MARKET OR MARKET SECTOR. YOU CANNOT INVEST DIRECTLY IN AN INDEX. UNLIKE A MUTUAL FUND, AN INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS OR EXPENSES. IF AN INDEX HAD EXPENSES, ITS PERFORMANCE WOULD BE LOWER. THE RUSSELL 2000 INDEX IS A WIDELY RECOGNIZED INDEX WHICH MEASURES THE PERFORMANCE OF THE SMALL-CAP SEGMENT OF THE U.S. EQUITY UNIVERSE. THE RUSSELL 2000 INDEX IS A SUBSET OF THE RUSSELL 3000(R) INDEX REPRESENTING APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THAT INDEX. IT INCLUDES APPROXIMATELY 2000 OF THE SMALLEST SECURITIES BASED ON A COMBINATION OF THEIR MARKET CAP AND CURRENT INDEX MEMBERSHIP.

WHAT IS A LIPPER(R) FUNDS CLASSIFICATION?

A LIPPER(R) FUNDS CLASSIFICATION MEASURES THE SHARE PRICES OF A SPECIFIC GROUP OF MUTUAL FUNDS WITH A PARTICULAR INVESTMENT OBJECTIVE. YOU CANNOT INVEST DIRECTLY IN A LIPPER(R) FUNDS CLASSIFICATION. THE FUNDS INCLUDED IN THE LIPPER(R) SMALL-CAP VALUE FUNDS CLASSIFICATION INVEST PRIMARILY IN COMPANIES SIMILAR TO THOSE IN WHICH THE FUND INVESTS, SUCH AS THOSE WITH MARKET CAPITALIZATIONS LESS THAN $2 BILLION AT THE TIME OF PURCHASE. THE NUMBER OF FUNDS IN THE LIPPER(R) SMALL-CAP VALUE FUNDS CLASSIFICATION VARIES.

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FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD CLASS D SHARES OF THE FUND.

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SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
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                                                                 CLASS D SHARES
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Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)                         None

Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                                  None

Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                                   None

Redemption Fee (as a percentage of amount
redeemed, if applicable)                                              1.00%*

Exchange Fee                                                          None

* THIS REDEMPTION FEE IS ONLY APPLICABLE TO SHARES SOLD WITHIN ONE YEAR OF THEIR PURCHASE DATE. THIS FEE IS NOT A SALES CHARGE AND IS PAYABLE DIRECTLY TO THE FUND.

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ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
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                                                                 CLASS D SHARES
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Investment Advisory Fees                                              0.95%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.67%
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Total Annual Fund Operating Expenses                                  1.87%
Less Fee Waivers and Expense Reimbursements
                                                                     (0.22%)
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Net Expenses**                                                        1.65%

* OTHER EXPENSES INCLUDE SHAREHOLDER SERVICE FEES AND ACQUIRED FUND FEES AND EXPENSES OF LESS THAN 0.01%.

** THE ADVISER HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND REIMBURSE EXPENSES IN ORDER TO KEEP NET EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 1.65% OF THE FUND'S AVERAGE DAILY NET ASSETS OF THE CLASS D SHARES UNTIL MAY 31, 2009.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

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EXAMPLE
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This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, including one year of capped expenses, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in Class D Shares of the Fund would be:

1 YEAR               3 YEARS                  5 YEARS                  10 YEARS
$ 268*                $ 566                    $ 991                    $ 2,172

* THIS AMOUNT REFLECTS THE COST OF INVESTING IN CLASS D SHARES OF THE FUND IF YOU SELL YOUR SHARES AT THE END OF ONE YEAR. IF YOU DO NOT SELL YOUR SHARES AT THE END OF ONE YEAR, THE COST OF INVESTING IN CLASS D SHARES OF THE FUND WOULD BE $168.

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. If the Fund invests in this manner, it may not achieve its investment objectives. The Fund will do so only if the investment adviser believes that the risk of loss outweighs the opportunity for capital appreciation, or capital gains.

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Fund's Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/HORIZON. The information will generally remain available until replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.




INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the investment adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the investment adviser to the Fund. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of March 31, 2008, the Adviser managed approximately $1 billion in assets while the Adviser and Hancock Bank managed approximately $2.7 billion in assets. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.95% based on the average daily net assets of the Fund. For the fiscal year ended January 31, 2008, the Adviser received advisory fees (after fee reductions) as a percentage of the Fund's average daily net assets of 0.73%.

The Adviser has contractually agreed to reduce its fees and reimburse expenses in order to keep Net Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.65% of the Fund's average daily net assets of the Class D Shares until May 31, 2009.

A discussion regarding the basis for the Board's May 2007 approval of the Fund's investment advisory agreement is available in the Fund's July 31, 2007 Semi-Annual Report to Shareholders, which covers the period from February 1, 2007 to July 31, 2007.

PORTFOLIO MANAGERS

John Portwood, CFA, serves as Director of Trust Investments and Chief Investment Strategist of the Adviser and is responsible for overseeing the management of the Fund. He is also responsible for overseeing the management of the Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, and Hancock Horizon Growth Fund which are offered in a separate prospectus. He has more than 36 years of investment experience.

David Lundgren Jr., CFA, serves as Director of Equities and Research of the Adviser and is responsible for the day-to-day management of the Fund. He is also responsible for the management of the Hancock Horizon Growth Fund and the Hancock Horizon Value Fund, which are offered in a separate prospectus. Prior to joining Hancock Bank in 1998, Mr. Lundgren served in a similar capacity for First Commerce Corporation. He has more than 18 years of investment experience.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Fund. Hancock Bank and its affiliates also may receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee, payable from the Fund's assets, of 0.03% of the Fund's average daily net assets.

DISTRIBUTION AND SERVICING (12b-1) FEES. To the extent that Class D Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc. ("H.I.S., Inc."), those entities may receive the distribution and servicing fees, payable from the Fund's assets, applicable to that class of shares.

H.I.S., Inc., member Financial Industry Regulatory Authority ("FINRA") and SIPC, is a wholly-owned brokerage subsidiary of Hancock Bank.

TRANSFER AGENCY SERVICES. Hancock Bank serves as the transfer agent and dividend disbursing agent for the Fund. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class for the first ten classes and $17,500 per class for any additional classes.

SHAREHOLDER SERVICING FEES. To the extent that Class D Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive shareholder servicing fees, payable from the Fund's assets, of up to 0.25% of average daily net assets attributable to Class D Shares.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Class D Shares of the Fund.

The Fund does not generally accept investments by non-U.S.persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.



HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") and Hancock Bank are open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

The Fund reserves the right to reject any specific purchase order. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Market Timing Policies and Procedures."

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board of Trustees. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

MINIMUM PURCHASES

To purchase Class D Shares of the Fund for the first time, you must invest at least $1,000. Your subsequent investments in the Fund must be made in amounts of at least $500. The Fund may accept investments of smaller amounts at its discretion.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase Class D Shares automatically through regular deductions from your account in amounts of at least $100 per month.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, requests to sell shares must be made in writing. Such requests should be mailed to:

Hancock Horizon Funds - Transfer Agent
2600 Citiplace Drive - Suite 100
Baton Rouge, LA 70808

Your redemption will be processed the same day it is received in good order by the transfer agent. Please note that under certain circumstances, described below, a written request to sell shares may also require a signature guarantee. Questions related to selling Fund shares should be directed to the transfer agent at 1-800-738-2625, extension 77966.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $100,000 or more of your shares, send your sale proceeds to a third-party or you are closing an account with a value over $100,000, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). Additionally, a signature guaranteed letter from you is required if your account registration has changed in the previous 30 days, if funds are being sent to an address other than the address of record, or if the check is made payable to someone other than the account holder.

The sale price of each share will be the NAV next determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE ("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimum for the Fund is $1,000. The Fund will generally provide at least 60 days' written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or as otherwise permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Fund's Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategy, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund invests in small cap securities that often may trade in lower volumes, changes to the Fund's holdings in response to frequent trading by certain shareholders may impact the market prices of such relatively thinly traded securities held by the Fund.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Fund's policies and procedures by the use of multiple accounts. The Fund's policies and procedures include the following:

o Shareholders are restricted from making more than 1 "round trip" into or out of the Fund per quarter. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

o The Fund assesses a redemption fee of 1% on redemptions by shareholders of Class D Shares if sold within one year of their purchase (subject to certain exceptions as discussed below in "Redemption Fees").

o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Purchases made pursuant to a systematic investment plan and redemptions made pursuant to a systematic withdrawal plan are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of such trading, the Fund charges a 1% redemption fee on redemptions of Class D Shares if sold within one year of their purchase. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Class D Shares of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. The redemption fee is applicable to Class D Shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from those of the Fund.

The redemption fee may not apply to certain categories of redemptions, such as those that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals. The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.

However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund (generally, 3 business days). Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan that allows Class D Shares of the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees for Class D Shares, as a maximum annual percentage of average daily net assets, are 0.25%.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and distributes its net investment income, if any, annually. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund, or your investment professional or institution, in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. Under current law, the lower tax rates applicable to qualified dividend income will not apply in taxable years beginning after December 31, 2010. The Fund will notify you as to how much of your distributions, if any, will qualify for the reduced tax rate.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class D Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended January 31, 2006, January 31, 2007 and January 31, 2008 has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-738-2625, extension 77966.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

                    Net                  Net Realized
                   Asset                      and          Total    Distributions
                   Value,       Net       Unrealized       from        from Net
                 Beginning  Investment  Gains (Losses)  Investment     Realized        Total      Redemption
                  of Year      Loss     on Investments  Operations      Gains      Distributions     Fees
------------------------------------------------------------------------------------------------------------
BURKENROAD FUND
CLASS D SHARES
2008+             $31.04      $(0.20)       $(1.14)      $(1.34)       $(0.44)        $(0.44)       $  --
2007+              29.07       (0.17)         2.10         1.93            --             --         0.04
2006+              24.82       (0.14)         4.38         4.24            --             --         0.01
2005+              20.62       (0.14)         4.34         4.20            --             --           --
2004+              14.18       (0.09)         6.53         6.44            --             --           --

                                                            Ratio of
                                                            Expenses
                                                           to Average     Ratio of
                   Net               Net                   Net Assets       Net
                  Asset            Assets,   Ratio of      (Excluding    Investment
                  Value,             End     Expenses       Waivers         Loss     Portfolio
                   End     Total   of Year  to Average       and/or      to Average   Turnover
                 of Year  Return    (000)   Net Assets  Reimbursements)  Net Assets     Rate
----------------------------------------------------------------------------------------------
BURKENROAD FUND
CLASS D SHARES
2008+             $29.26  (4.40)%   $6,236     1.65%         1.87%         (0.63)%      42%
2007+              31.04   6.78      7,148     1.65          1.96          (0.58)       22
2006+              29.07  17.12      6,151     1.65          2.07          (0.55)       32
2005+              24.82  20.37      2,739     1.65          2.39          (0.62)       17
2004+              20.62  45.42      1,239     1.65          3.15          (0.50)       21

+     Per share is data calculated using average shares method.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                 HANCOCK HORIZON
                                 FAMILY OF FUNDS

                               INVESTMENT ADVISER
                                Horizon Advisers
                          One Hancock Plaza, 3rd Floor
                                  P.O. Box 4019
                           Gulfport, Mississippi 39502

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

          More information about the Fund is available, without charge, through the following:

                 STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")

         The SAI includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

                         ANNUAL AND SEMI-ANNUAL REPORTS

      These reports contain information from the Fund's portfolio managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

                 TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT,
                              OR MORE INFORMATION:

               BY TELEPHONE: Call 1-800-738-2625, extension 77966

                            BY MAIL: Write to us at:
                              Hancock Horizon Funds
                         2600 Citiplace Drive, Suite 100
                          Baton Rouge, Louisiana 70808

                    BY INTERNET: WWW.HANCOCKHORIZONFUNDS.COM

     FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund
  II, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549.
   You may also obtain this information, upon payment of a duplicating fee, by
                       e-mailing the SEC at the following
                          address: PUBLICINFO@SEC.GOV.

           The Advisors' Inner Circle Fund II's Investment Company Act
                        registration number is 811-07102.

--------------------------------------------------------------------------------

                               WALL STREET SAVVY,
                               MAIN STREET TOUCH.

                                     [LOGO]
                              HANCOCK HORIZON FUNDS

                    FOR MORE INFORMATION CALL 1.800.738.2625
                           WWW.HANCOCKHORIZONFUNDS.COM

                                   PROSPECTUS

                                [GRAPHIC OMITTED]

                         HANCOCK HORIZON FAMILY OF FUNDS

                                  MAY 31, 2008

                             Prime Money Market Fund

                           INSTITUTIONAL CLASS SHARES

                                   ADVISED BY
                                Horizon Advisers
                   (an unicorporated division of Hancock Bank)

               The U.S. Securities and Exchange Commission has not
             approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                       The Advisors' Inner Circle Fund II

--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about Institutional Class Shares of the Prime Money Market Fund (the "Fund") that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            Page
FUND SUMMARY                                                                  1

PRINCIPAL INVESTMENT STRATEGY                                                 1

PRINCIPAL RISKS                                                               1

PERFORMANCE INFORMATION                                                       1

FUND FEES AND EXPENSES                                                        2

MORE INFORMATION ABOUT RISK                                                   4

MORE INFORMATION ABOUT FUND INVESTMENTS                                       4

INFORMATION ABOUT PORTFOLIO HOLDINGS                                          4

INVESTMENT ADVISER                                                            4

PORTFOLIO MANAGER                                                             5

PURCHASING AND SELLING FUND SHARES                                            5

OTHER POLICIES                                                                7

SHAREHOLDER SERVICING ARRANGEMENTS                                            8

PAYMENTS TO FINANCIAL INTERMEDIARIES                                          8

DIVIDENDS AND DISTRIBUTIONS                                                   9

TAXES                                                                         9

FINANCIAL HIGHLIGHTS                                                         11

HOW TO OBTAIN MORE INFORMATION ABOUT THE HANCOCK HORIZON FAMILY
OF FUNDS                                                             BACK COVER

PRIME MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL The Fund seeks a high level of current income consistent with liquidity and the preservation of capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS Money market instruments
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY As a money market fund, the Fund seeks to maintain a stable share price of $1.00
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY Investing in a broad range of short-term, high quality U.S. dollar denominated money market instruments maintaining an average maturity of 90 days or less
--------------------------------------------------------------------------------
INVESTOR PROFILE Conservative investors who want to receive current income through a liquid investment
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in high quality, short-term domestically sourced U.S. dollar-denominated money market instruments paying a fixed, variable or floating interest rate. These investments include debt obligations of the U.S. Treasury, agencies and instrumentalities of the U.S. government, domestic and foreign banks, domestic and foreign corporate issuers, financial institutions, commercial paper, variable rate demand notes as well as in repurchase agreements involving such obligations, asset-backed securities and U.S. government securities. The Fund may concentrate its investments (invest more than 25% of its assets) in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks that are subject to a similar level of regulation. The Fund may invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies that are comparable to those of the Fund.

The Fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which governs the operations of money market funds. Accordingly, the Fund will have an average dollar-weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days (about 13 months) or less, at the time of purchase. Horizon Advisers (the "Adviser") actively adjusts the average maturity of the Fund in response to its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions. In addition, the Fund's portfolio is comprised only of short-term fixed income securities that are rated in one of the two highest categories by nationally recognized ratings organizations or securities that the Adviser determines are of comparable quality.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR ANY GOVERNMENT AGENCY. In addition, although the Fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The Fund's investments are subject to fluctuations in the current interest rates for short-term obligations. Accordingly, an investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

An investment in the Fund is also subject, to a limited extent, to credit risk, which is the possibility that the issuer of a security owned by the Fund will be unable to repay interest and principal in a timely manner. The Adviser attempts to lessen this risk through a conservative investment policy for the Fund, which includes diversification (spreading Fund investments across a broad number of issuers), and investing in obligations of high credit quality issuers.

Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS SHARES FOR THE MOST RECENT CALENDAR YEAR.*

                                   [BAR CHART]

                                      2007
                                     ------
                                      5.02%

BEST QUARTER          WORST QUARTER
    1.28%                  1.13%
 (06/30/07)             (12/31/07)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PERFORMANCE FROM 1/1/08 TO 3/31/08 WAS 0.78%.

Call 1-800-738-2625, extension 77966, for the Fund's current 7-day yield.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE IMONEY NET, INC. PRIME INSTITUTIONAL MONEY MARKET AVERAGE.

PRIME MONEY MARKET FUND -                                     SINCE INCEPTION
INSTITUTIONAL CLASS SHARES                  1 YEAR           (FEBRUARY 1, 2006)
-------------------------------------------------------------------------------
FUND RETURNS                                5.02%                  5.01%
IMONEY NET, INC. PRIME INSTITUTIONAL
MONEY MARKET AVERAGE*                       5.05%                  4.99%

*     AVERAGE RETURNS SHOWN FROM FEBRUARY 28, 2006.

--------------------------------------------------------------------------------

SIMPLY SPEAKING ...

WHAT IS AN AVERAGE?

AN AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH SIMILAR INVESTMENT GOALS. YOU CANNOT INVEST DIRECTLY IN AN AVERAGE. THE IMONEY NET, INC. PRIME INSTITUTIONAL MONEY MARKET AVERAGE IS A WIDELY RECOGNIZED COMPOSITE OF MONEY MARKET FUNDS THAT INVEST PRIMARILY IN COMMERCIAL PAPER. THE NUMBER OF FUNDS IN THE AVERAGE VARIES.

--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INSTITUTIONAL CLASS SHARES OF THE FUND.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                                 INSTITUTIONAL
                                                                 CLASS SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                             0.20%
Other Expenses                                                       0.22%
                                                                    -----
Total Annual Fund Operating Expenses                                 0.42%
Less Fee Waivers and Expense Reimbursements                         (0.19)%
                                                                    -----
Net Expenses*                                                        0.23%

* THE ADVISER HAS CONTRACTUALLY AGREED TO REDUCE FEES AND REIMBURSE EXPENSES IN ORDER TO KEEP NET EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 0.23% OF THE FUND'S AVERAGE DAILY NET ASSETS UNTIL MAY 31, 2009. IF AT ANY POINT IT BECOMES UNNECESSARY FOR THE ADVISER TO REDUCE FEES OR MAKE EXPENSE REIMBURSEMENTS, THE BOARD MAY PERMIT THE ADVISER TO RETAIN THE DIFFERENCE BETWEEN THE TOTAL ANNUAL FUND OPERATING EXPENSES AND 0.23% TO RECAPTURE ALL OR A PORTION OF ITS REDUCTIONS OR REIMBURSEMENTS MADE DURING THE PRECEDING THREE-YEAR PERIOD.

For more information about Investment Advisory Fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR       3 YEARS       5 YEARS       10 YEARS
  $24          $116          $216          $511

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

FIXED INCOME RISK -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Fund's Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/HORIZON. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.




INVESTMENT ADVISER

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the investment adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the investment adviser to the Fund. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of March 31, 2008, the Adviser managed approximately $1 billion in assets while the Adviser and Hancock Bank managed approximately $2.7 billion in assets. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.20% based on the average daily net assets of the Fund. For the fiscal year ended January 31, 2008, the Adviser received advisory fees (after fee reductions) for the Fund as a percentage of average daily net assets of 0.06%.

The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep Net Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.23% of the Fund's average daily net assets until May 31, 2009. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 0.23% to recapture all or a portion of its reductions or reimbursements made during the preceding three-year period.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's July 31, 2007 Semi-Annual Report to Shareholders, which covers the period from February 1, 2007 to July 31, 2007.

PORTFOLIO MANAGER

Jeffery Tanguis serves as Director of Fixed Income of the Adviser and is responsible for the day-to-day management of the Fund. He is also responsible for the management of the Hancock Horizon Strategic Income Bond Fund and the Hancock Horizon Treasury Securities Money Market Fund, which are offered in separate prospectuses. Prior to joining Hancock Bank in 2005, Mr. Tanguis served as the Senior Fixed Income Manager of Hibernia National Bank from 1987 to 2005. He has more than 21 years of investment experience.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed and ownership of Fund shares.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Fund. Hancock Bank and its affiliates also may receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee, payable from the Fund's assets, of 0.03% of the Fund's average daily net assets.

TRANSFER AGENCY SERVICES. Hancock Bank serves as the transfer agent and dividend disbursing agent for the Fund. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class for the first ten classes and $17,500 per class for any additional classes.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Class Shares of the Fund. The Fund offers Institutional Class Shares only to institutional investors investing for their own or their customers' accounts.

The Fund does not generally accept investments by non-U.S.persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.



HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that Hancock Bank and either the New York Stock Exchange (the "NYSE") or the Federal Reserve are open for business (a "Business Day").

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of 12:00 p.m., Eastern Time. For you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) in proper form before 12:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

The Fund generally calculates its NAV using the amortized cost method of valuation to account for any premiums or discounts above or below the face value of any securities that it buys, which is described in detail in the Statement of Additional Information. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith using procedures approved by the Board of Trustees. The Fund's NAV will normally be at $1.00 per share.

MINIMUM PURCHASES

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $10,000,000. There is no minimum amount for subsequent investments. The Fund may accept smaller amounts in its sole discretion.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The sale price of each share will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE ("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $1,000,000 you may be required to sell your shares. The Fund will generally provide at least 60 days' written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or as otherwise permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Fund's Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Fund's Adviser has informed the Board of Trustees that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.

However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund (generally, 3 business days). Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing sup-port. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund, or your investment professional or institution, in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. Under current law, the lower tax rates applicable to qualified dividend income will not apply in taxable years beginning after December 31, 2010. Because the Fund does not expect to receive dividend income, you should not expect to receive any distributions that qualify as qualified dividend income.

Each sale of Fund shares may be a taxable event. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. The gain or loss on the sale of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Institutional Class Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-738-2625, extension 77966.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEAR ENDED JANUARY 31,


             Net                    Net Realized                 Dividends
            Asset                        and          Total         from      Distributions       Total
            Value,       Net         Unrealized        from         Net          from Net       Dividends
          Beginning   Investment   Gains (Losses)   Investment   Investment      Realized          and
           of Year      Income     on Investments   Operations     Income         Gains       Distributions
--------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
INSTITUTIONAL CLASS SHARES
2008        $1.00        $0.05          $ --           $0.05       $(0.05)         $ --          $(0.05)
2007(1)      1.00         0.05            --            0.05        (0.05)           --           (0.05)

                                                     Ratio of     Ratio of
            Net                Net                   Expenses       Net
           Asset             Assets,    Ratio of    to Average   Investment
           Value,              End      Expenses    Net Assets     Income     Portfolio
            End     Total    of Year   to Average   (Excluding   to Average    Turnover
          of Year   Return    (000)    Net Assets    Waivers)    Net Assets      Rate
---------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
INSTITUTIONAL CLASS SHARES
2008       $1.00     4.92%   $47,234      0.23%        0.42%        4.82%        n/a
2007(1)     1.00     5.00     34,884      0.23         0.50         4.92         n/a

(1) Commenced operations on February 1, 2006. All ratios for the period have been annualized.

Amounts designated as "--" are $0.

                                 HANCOCK HORIZON
                                 FAMILY OF FUNDS

                               INVESTMENT ADVISER
                                Horizon Advisers
                          One Hancock Plaza, 3rd Floor
                                  P.O. Box 4019
                           Gulfport, Mississippi 39502

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

          More information about the Fund is available, without charge, through the following:

                 STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")

         The SAI includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

                         ANNUAL AND SEMI-ANNUAL REPORTS

       These reports contain information from the Fund's portfolio manager about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

                 TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT,
                              OR MORE INFORMATION:

               BY TELEPHONE: Call 1-800-738-2625, extension 77966

                            BY MAIL: Write to us at:
                              Hancock Horizon Funds
                         2600 Citiplace Drive, Suite 100
                          Baton Rouge, Louisiana 70808

                    BY INTERNET: WWW.HANCOCKHORIZONFUNDS.COM

           FROM THE SEC: You can also obtain the SAI or the Annual and
      Semi-Annual reports, as well as other information about The Advisors'
       Inner Circle Fund II, from the EDGAR Database on the SEC's website
      ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC
     Public Reference Room in Washington, DC (for information on the opera-tion of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

           The Advisors' Inner Circle Fund II's Investment Company Act
                        registration number is 811-07102.

--------------------------------------------------------------------------------

                               WALL STREET SAVVY,
                                  MAIN STREET TOUCH.

                                     [LOGO]
                              HANCOCK HORIZON FUNDS

                    FOR MORE INFORMATION CALL 1.800.738.2625
                           WWW.HANCOCKHORIZONFUNDS.COM

                                   PROSPECTUS

                                [GRAPHIC OMITTED]

                         HANCOCK HORIZON FAMILY OF FUNDS

                                  MAY 31, 2008

                      Treasury Securities Money Market Fund

                        INSTITUTIONAL SWEEP CLASS SHARES

                                   ADVISED BY
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)

               The U.S. Securities and Exchange Commission has not
             approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                       The Advisors' Inner Circle Fund II

--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about Institutional Sweep Class Shares of the Treasury Securities Money Market Fund (the "Fund") that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            Page
FUND SUMMARY                                                                   1

PRINCIPAL INVESTMENT STRATEGY                                                  1

PRINCIPAL RISKS                                                                1

PERFORMANCE INFORMATION                                                        1

FUND FEES AND EXPENSES                                                         2

MORE INFORMATION ABOUT RISK                                                    3

MORE INFORMATION ABOUT FUND INVESTMENTS                                        3

INFORMATION ABOUT PORTFOLIO HOLDINGS                                           3

INVESTMENT ADVISER                                                             3

PORTFOLIO MANAGER                                                              4

PURCHASING AND SELLING FUND SHARES                                             4

OTHER POLICIES                                                                 6

SHAREHOLDER SERVICING ARRANGEMENTS                                             7

PAYMENTS TO FINANCIAL INTERMEDIARIES                                           7

DIVIDENDS AND DISTRIBUTIONS                                                    8

TAXES                                                                          8

FINANCIAL HIGHLIGHTS                                                           9

HOW TO OBTAIN MORE INFORMATION ABOUT THE
HANCOCK HORIZON FAMILY OF FUNDS                                       BACK COVER

TREASURY SECURITIES MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL Preserve principal value and maintain a high degree of liquidity while providing current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS Money market instruments issued by the U.S. Treasury
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY As a money market fund, the Fund seeks to maintain a stable share price of $1.00
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY Invest exclusively in short-term obligations of the U.S. Treasury and repurchase agreements involving such obligations
--------------------------------------------------------------------------------
INVESTOR PROFILE Conservative investors who want to receive current income through a liquid investment
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Fund invests exclusively in short-term money market instruments issued by the U.S. Treasury and backed by its full faith and credit, and repurchase agreements involving such obligations.

The Fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which governs the operations of money market funds. Accordingly, the Fund will have an average dollar-weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days (about 13 months) or less, at the time of purchase. Horizon Advisers (the "Adviser") actively adjusts the average maturity of the Fund in response to its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Accordingly, an investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S INSTITUTIONAL SWEEP CLASS SHARES HAS VARIED FROM CALENDAR YEAR TO CALENDAR YEAR.*

                                   [BAR CHART]

 2001         2002        2003        2004        2005        2006        2007
------        ----        ----        ----        ----        ----        ----
 3.10%        0.86%       0.25%       0.47%       2.26%       4.07%       4.01%

BEST QUARTER            WORST QUARTER
   1.16%                    0.03%
 (03/31/01)               (12/31/03)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PERFORMANCE FROM 1/1/08 TO 3/31/08 WAS 0.47%.

Call 1-800-738-2625, extension 77966, for the Fund's current 7-day yield.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL SWEEP CLASS SHARES THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE.

TREASURY SECURITIES
MONEY MARKET FUND -                                                    SINCE
INSTITUTIONAL SWEEP                                                  INCEPTION
CLASS SHARES                             1 YEAR      5 YEARS      (MAY 31, 2000)
--------------------------------------------------------------------------------
FUND RETURNS                              4.01%       2.20%            2.41%
IMONEYNET, INC.
U.S. TREASURY &
REPO AVERAGE                              4.20%       2.36%            2.59%

--------------------------------------------------------------------------------

SIMPLY SPEAKING...

WHAT IS AN AVERAGE?

AN AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH SIMILAR INVESTMENT GOALS. YOU CANNOT INVEST DIRECTLY IN AN AVERAGE. THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE FUND. IMONEYNET, INC., FORMERLY IBC FINANCIAL DATA, IS THE LEADING PROVIDER OF INFORMATION ON MONEY MARKET MUTUAL FUNDS. THE NUMBER OF FUNDS IN THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE VARIES.

--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INSTITUTIONAL SWEEP CLASS SHARES OF THE FUND.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                             INSTITUTIONAL SWEEP
                                                                 CLASS SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                            0.40%
Distribution (12b-1) Fees                                           None
Other Expenses*                                                     0.45%
                                                                   -----
Total Annual Fund Operating Expenses                                0.85%
Less Fee Waivers and Expense Reimbursements                        (0.02)%
                                                                   -----
Net Expenses**                                                      0.83%

*     OTHER EXPENSES INCLUDE SHAREHOLDER SERVICE FEES.

** THE ADVISER HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND REIMBURSE EXPENSES IN ORDER TO KEEP NET EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 0.83% OF THE FUND'S AVERAGE DAILY NET ASSETS OF THE INSTITUTIONAL SWEEP CLASS SHARES UNTIL MAY 31, 2009.

For more information about Investment Advisory Fees, see "Investment Adviser."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in Institutional Sweep Class Shares of the Fund would be:

1 YEAR                 3 YEARS               5 YEARS                10 YEARS
 $85                    $269                  $469                   $1,047

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The investment adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

FIXED INCOME RISK -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Fund's Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/HORIZON. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the investment adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the investment adviser to the Fund. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of March 31, 2008, the Adviser managed approximately $1 billion in assets while the Adviser and Hancock Bank managed approximately $2.7 billion in assets. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.40% based on the average daily net assets of the Fund. For the fiscal year ended January 31, 2008, the Adviser received advisory fees (after fee reductions) for the Fund as a percentage of average daily net assets of 0.39%.

The Adviser has contractually agreed to reduce its fees and reimburse expenses in order to keep Net Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.83% of the Fund's average daily net assets of the Instititional Sweep Class Shares until May 31, 2009.

A discussion regarding the basis for the Board's May 2007 approval of the Fund's investment advisory agreement is available in the Fund's July 31, 2007 Semi-Annual Report to Shareholders, which covers the period from February 1, 2007 to July 31, 2007.

PORTFOLIO MANAGER

Jeffery Tanguis serves as Director of Fixed Income of the Adviser and is responsible for the day-to-day management of the Fund. He is also responsible for the management of the Hancock Horizon Strategic Income Bond Fund and the Hancock Horizon Prime Money Market Fund, which are offered in separate prospectuses. Prior to joining Hancock Bank in 2005, Mr. Tanguis served as the Senior Fixed Income Manager at Hibernia National Bank from 1987 to 2005. He has more than 21 years of investment experience.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed and ownership of Fund shares.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Fund. Hancock Bank and its affiliates also may receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee, payable from the Fund's assets, of 0.03% of the Fund's average daily net assets.

TRANSFER AGENCY SERVICES. Hancock Bank serves as the transfer agent and dividend disbursing agent for the Fund. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class for the first ten classes and $17,500 per class for any additional classes.

SHAREHOLDER SERVICING FEES. To the extent that Institutional Sweep Class Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc. ("H.I.S., Inc."), those entities may receive shareholder servicing fees, payable from the Fund's assets, of up to 0.25% of the Fund's average daily net assets attributable to Institutional Sweep Class Shares.

H.I.S., Inc., member Financial Industry Regulatory Authority ("FINRA") and SIPC, is a wholly-owned brokerage subsidiary of Hancock Bank.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Sweep Class Shares of the Fund. The Fund offers Institutional Sweep Class Shares only to investors participating in cash sweep and cash management programs offered through the Hancock Bank Trust & Financial Services Group.

The Fund does not generally accept investments by non-U.S.persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.

HOW TO PURCHASE FUND SHARES

You may buy shares through accounts with investment professionals and financial institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that Hancock Bank and either the New York Stock Exchange (the "NYSE") or the Federal Reserve are open for business (a "Business Day").

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of 12:00 p.m., Eastern Time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) in proper form before 12:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

The Fund generally calculates its NAV using the amortized cost method of valuation, to account for any premiums or discounts above or below the face value of any securities that it buys, which is described in detail in the Statement of Additional Information. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith using procedures approved by the Board of Trustees. The Fund's NAV will normally be at $1.00 per share.

MINIMUM PURCHASES

Hancock Bank may require cash management account customers to maintain minimum banking account levels in order to participate in the cash management account program. The minimum levels are subject to the terms of your cash management account agreement with Hancock Bank. In general, however, if your banking account falls below the minimum amount, your shares in the Fund may be redeemed or you may be charged additional fees.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following procedures established when they opened their account or accounts. If you have questions, call 1-800-738-2625, extension 77966.

The sale price of each share will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE ("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the minimum level required in your cash management account agreement with Hancock Bank because of redemptions, you may be required to sell your shares. The Fund will generally provide at least 60 days' written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or as otherwise permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Fund's Statement of Additional Information.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Fund's Adviser has informed the Board of Trustees that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the 1940 Act, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.

However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund (generally, 3 business days). Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annu-

ity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund, or your investment professional or institution, in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. Under current law, the lower tax rates applicable to qualified dividend income will not apply in taxable years beginning after December 31, 2010. Because the Fund does not expect to receive dividend income, you should not expect to receive any distributions that qualify as qualified dividend income.

Each sale of Fund shares may be a taxable event. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. The gain or loss on the sale of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Institutional Sweep Class Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended January 31, 2006, January 31, 2007 and January 31, 2008 has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-738-2625, extension 77966.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

             Net                    Net Realized                  Dividends   Distributions
            Asset                        and           Total        from          from           Total
            Value,        Net        Unrealized        from          Net           Net          Dividends
          Beginning   Investment   Gains (Losses)   Investment   Investment      Realized          and
           of Year      Income     on Investments   Operations     Income         Gains       Distributions
-----------------------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
INSTITUTIONAL SWEEP CLASS SHARES
2008        $ 1.00     $ 0.04          $ --          $ 0.04      $ (0.04)         $ --          $ (0.04)
2007          1.00       0.04            --            0.04        (0.04)           --            (0.04)
2006          1.00       0.02            --            0.02        (0.02)           --            (0.02)
2005          1.00       0.01            --            0.01        (0.01)           --            (0.01)
2004          1.00         --(1)         --              --(1)        --(1)         --               --(1)

                                                                  Ratio of       Ratio of
             Net                         Net                      Expenses         Net
            Asset                      Assets,       Ratio of    to Average     Investment
            Value,                       End         Expenses    Net Assets       Income        Portfolio
             End         Total         of Year      to Average   (Excluding     to Average       Turnover
           of Year      Return          (000)       Net Assets    Waivers)      Net Assets         Rate
-----------------------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
INSTITUTIONAL SWEEP CLASS SHARES
2008        $ 1.00       3.84%        $ 95,701         0.83%        0.85%         3.81%            n/a
2007          1.00       4.18          142,981         0.83         0.89          4.08             n/a
2006          1.00       2.42          142,571         0.83         0.90          2.42             n/a
2005          1.00       0.56          136,022         0.83         0.89          0.64             n/a
2004          1.00       0.22           48,082         0.83         0.93          0.23             n/a

(1)   Amount represents less than $0.01 per share.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                 HANCOCK HORIZON
                                 FAMILY OF FUNDS

                               INVESTMENT ADVISER
                               Horizon Advisers
                          One Hancock Plaza, 3rd Floor
                                  P.O. Box 4019
                          Gulfport, Mississippi 39502

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

          More information about the Fund is available, without charge, through the following:

                 STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")

         The SAI includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

                         ANNUAL AND SEMI-ANNUAL REPORTS

       These reports contain information from the Fund's portfolio manager about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

                 TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT,
                              OR MORE INFORMATION:

               BY TELEPHONE: Call 1-800-738-2625, extension 77966

                            BY MAIL: Write to us at:
                              Hancock Horizon Funds
                         2600 Citiplace Drive, Suite 100
                          Baton Rouge, Louisiana 70808

                    BY INTERNET: WWW.HANCOCKHORIZONFUNDS.COM

           FROM THE SEC: You can also obtain the SAI or the Annual and
      Semi-Annual reports, as well as other information about The Advisors'
       Inner Circle Fund II, from the EDGAR Database on the SEC's website
      ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC
    Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

          The Advisors' Inner Circle Fund II's Investment Company Act
                        registration number is 811-07102.

--------------------------------------------------------------------------------

                               WALL STREET SAVVY,
                                  MAIN STREET TOUCH.

                                     [LOGO]
                              HANCOCK HORIZON FUNDS

                    FOR MORE INFORMATION CALL 1.800.738.2625
                           WWW.HANCOCKHORIZONFUNDS.COM

                                   PROSPECTUS

                                [GRAPHIC OMITTED]

                         HANCOCK HORIZON FAMILY OF FUNDS

                                  MAY 31, 2008

                      Treasury Securities Money Market Fund

                                 CLASS A SHARES

                                   ADVISED BY
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)

               The U.S. Securities and Exchange Commission has not
             approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                       The Advisors' Inner Circle Fund II

--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about Class A Shares of the Treasury Securities Money Market Fund (the "Fund") that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                           Page
FUND SUMMARY                                                                  1

PRINCIPAL INVESTMENT STRATEGY                                                 1

PRINCIPAL RISKS                                                               1

PERFORMANCE INFORMATION                                                       1

FUND FEES AND EXPENSES                                                        2

MORE INFORMATION ABOUT RISK                                                   3

MORE INFORMATION ABOUT FUND INVESTMENTS                                       3

INFORMATION ABOUT PORTFOLIO HOLDINGS                                          3

INVESTMENT ADVISER                                                            3

PORTFOLIO MANAGER                                                             4

PURCHASING, SELLING AND EXCHANGING FUND SHARES                                4

DISTRIBUTION OF FUND SHARES                                                   7

OTHER POLICIES                                                                7

SHAREHOLDER SERVICING ARRANGEMENTS                                            8

PAYMENTS TO FINANCIAL INTERMEDIARIES                                          8

DIVIDENDS AND DISTRIBUTIONS                                                   9

TAXES                                                                         9

FINANCIAL HIGHLIGHTS                                                         10

HOW TO OBTAIN MORE INFORMATION ABOUT THE
HANCOCK HORIZON FAMILY OF FUNDS                                      BACK COVER

TREASURY SECURITIES MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL Preserve principal value and maintain a high degree of liquidity while providing current income

--------------------------------------------------------------------------------
INVESTMENT FOCUS Money market instruments issued by the U.S. Treasury
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY As a money market fund, the Fund seeks to maintain a stable share price of $1.00
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY Invest exclusively in short-term obligations of the U.S. Treasury and repurchase agreements involving such obligations
--------------------------------------------------------------------------------
INVESTOR PROFILE Conservative investors who want to receive current income through a liquid investment
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Fund invests exclusively in short-term money market instruments issued by the U.S. Treasury and backed by its full faith and credit, and repurchase agreements involving such obligations.

The Fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which governs the operations of money market funds. Accordingly, the Fund will have an average dollar-weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days (about 13 months) or less, at the time of purchase. Horizon Advisers (the "Adviser") actively adjusts the average maturity of the Fund in response to its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Accordingly, an investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS A SHARES HAS VARIED FROM CALENDAR YEAR TO CALENDAR YEAR.*

                                   [BAR CHART]

2001        2002         2003        2004         2005         2006        2007
--------------------------------------------------------------------------------
2.85%       0.61%        0.08%       0.29%        2.01%        3.81%       3.75%


BEST QUARTER              WORST QUARTER
    1.10%                     0.01%
 (03/31/01)                 (03/31/04)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PERFORMANCE FROM 1/1/08 TO 3/31/08 WAS 0.41%.

Call 1-800-738-2625, extension 77966, for the Fund's current 7-day yield.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE.

TREASURY SECURITIES                                                   SINCE
MONEY MARKET FUND -                                                 INCEPTION
CLASS A SHARES                                1 YEAR   5 YEARS   (MAY 31, 2000)
--------------------------------------------------------------------------------
FUND RETURNS                                   3.75%    1.98%         2.18%
IMONEYNET, INC.
U.S. TREASURY &
REPO AVERAGE                                   4.20%    2.36%         2.59%

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SIMPLY SPEAKING...

WHAT IS AN AVERAGE?

AN AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH SIMILAR INVESTMENT GOALS. YOU CANNOT INVEST DIRECTLY IN AN AVERAGE. THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE FUND. IMONEYNET, INC., FORMERLY IBC FINANCIAL DATA, IS THE LEADING PROVIDER OF INFORMATION ON MONEY MARKET MUTUAL FUNDS. THE NUMBER OF FUNDS IN THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE VARIES.

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FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD CLASS A SHARES OF THE FUND.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                                 CLASS A SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.40%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.44%
                                                                     -----
Total Annual Fund Operating Expenses                                  1.09%
Less Fee Waivers and Expense Reimbursements                          (0.01)%
                                                                     -----
Net Expenses**                                                        1.08%

 *    OTHER EXPENSES INCLUDE SHAREHOLDER SERVICE FEES.

** THE ADVISER HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND REIMBURSE EXPENSES IN ORDER TO KEEP NET EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 1.08% OF THE FUND'S AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES UNTIL MAY 31, 2009.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in Class A Shares of the Fund would be:

1 YEAR                3 YEARS              5 YEARS               10 YEARS
 $110                   $346                 $600                 $1,328

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

FIXED INCOME RISK -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Fund's Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/HORIZON. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



INVESTMENT ADVISER

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the investment adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the investment adviser to the Fund. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of March 31, 2008, the Adviser managed approximately $1 billion in assets while the Adviser and Hancock Bank managed approximately $2.7 billion in assets. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.40% based on the average daily net assets of the Fund. For the fiscal year ended January 31, 2008, the Adviser received advisory fees (after reductions) for the Fund as a percentage of average daily net assets of 0.39%.

The Adviser has contractually agreed to reduce its fees and reimburse expenses in order to keep Net Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.08% of the Fund's average daily net assets of the Class A Shares until May 31, 2009.

A discussion regarding the basis for the Board's May 2007 approval of the Fund's investment advisory agreement is available in the Fund's July 31, 2007 Semi-Annual Report to Shareholders, which covers the period from February 1, 2007 to July 31, 2007.

PORTFOLIO MANAGER

Jeffery Tanguis serves as Director of Fixed Income of the Adviser and is responsible for the day-to-day management of the Fund. He is also responsible for the management of the Hancock Horizon Strategic Income Bond Fund and the Hancock Horizon Prime Money Market Fund, which are offered in separate prospectuses. Prior to joining Hancock Bank in 2005, Mr. Tanguis served as the Senior Fixed Income Manager at Hibernia National Bank from 1987 to 2005. He has more than 21 years of investment experience.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed and ownership of Fund shares.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Fund. Hancock Bank and its affiliates also may receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee, payable from the Fund's assets, of 0.03% of the Fund's average daily net assets.

DISTRIBUTION AND SERVICING (12b-1) FEES. To the extent that Class A Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc. ("H.I.S., Inc."), those entities may receive the distribution and servicing fees, payable from the Fund's assets, applicable to that class of shares.

H.I.S., Inc., member Financial Industry Regulatory Authority ("FINRA") and SIPC, is a wholly-owned brokerage subsidiary of Hancock Bank.

TRANSFER AGENCY SERVICES. Hancock Bank serves as the transfer agent and dividend disbursing agent for the Fund. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class for the first ten classes and $17,500 per class for any additional classes.

SHAREHOLDER SERVICING FEES. To the extent that Class A Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive shareholder servicing fees, payable from the Fund's assets, of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares of the Fund. The Fund offers Class A Shares only to investment professionals and financial institutions investing for their own or their customers' accounts.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that Hancock Bank and either the New York Stock Exchange (the "NYSE") or the Federal Reserve are open for business (a "Business Day").

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of 12:00 p.m., Eastern Time. For you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) in proper form before 12:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

The Fund generally calculates its NAV using the amortized cost method of valuation, to account for any premiums or discounts above or below the face value of any securities that it buys, which is described in detail in the Statement of Additional Information. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith using procedures approved by the Board of Trustees. The Fund's NAV will normally be at $1.00 per share.

MINIMUM PURCHASES

To purchase Class A Shares of the Fund for the first time, you must invest at least $1,000. Your subsequent investments in the Fund must be made in amounts of at least $50. The Fund may accept investments of smaller amounts in its sole discretion.

For Hancock Bank customers investing in Class A Shares of the Fund through a cash management account, Hancock Bank may require cash management account customers to maintain minimum banking account levels in order to participate in the cash management account program. The minimum levels are subject to the terms of your cash management account agreement with Hancock Bank. In general, however, if your banking account falls below the minimum amount, your shares in the Fund may be redeemed or you may be charged additional fees.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The sale price of each share will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE ("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $1,000 or the minimum level required by your cash management agreement, you may be required to sell your shares. The Fund will generally provide at least 60 days' written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or as otherwise permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Fund's Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange Class A Shares of any Hancock Horizon Fund for Class A Shares of any other Hancock Horizon Fund. You may exchange shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan that allows Class A Shares of the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees for Class A Shares, as a maximum annual percentage of the Fund's average daily net assets, are 0.25%.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Fund's Adviser has informed the Board of Trustees that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the 1940 Act, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.

However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund (generally, 3 business days). Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on average daily net assets. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund, or your investment professional or institution, in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. Under current law, the lower tax rates applicable to qualified dividend income will not apply in taxable years beginning after December 31, 2010. Because the Fund does not expect to receive dividend income, you should not expect to receive any distributions that qualify as qualified dividend income.

Each sale or exchange of Fund shares may be a taxable event. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. For tax purposes, an exchange of Fund shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class A Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended January 31, 2006, January 31, 2007 and January 31, 2008 has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-738-2625, extension 77966.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

          Net                    Net Realized                  Dividends   Distributions
         Asset                       and           Total         from          from            Total
         Value,       Net         Unrealized        from          Net           Net          Dividends
       Beginning   Investment   Gains (Losses)   Investment   Investment     Realized           and
        of Year      Income     on Investments   Operations     Income         Gains       Distributions
--------------------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
CLASS A SHARES
2008     $ 1.00      $ 0.04          $  --         $  0.04     $ (0.04)        $  --         $  (0.04)
2007       1.00        0.04             --            0.04       (0.04)           --            (0.04)
2006       1.00        0.02             --            0.02       (0.02)           --            (0.02)
2005       1.00          --(1)          --              --(1)       --(1)         --               --(1)
2004       1.00          --(1)          --              --(1)       --(1)         --               --(1)

                                                    Ratio of      Ratio of
         Net                 Net                    Expenses        Net
        Asset              Assets,     Ratio of    to Average   Investment
        Value,               End       Expenses    Net Assets     Income     Portfolio
         End      Total    of Year    to Average   (Excluding   to Average   Turnover
       of Year   Return     (000)     Net Assets    Waivers)    Net Assets     Rate
--------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
CLASS A SHARES
2008    $ 1.00    3.58%   $ 336,081      1.08%        1.09%        3.48%        n/a
2007      1.00    3.92      280,371      1.08         1.14         3.90         n/a
2006      1.00    2.17      143,990      1.08         1.15         2.15         n/a
2005      1.00    0.37      112,162      1.03         1.14         0.43         n/a
2004      1.00    0.07      105,234      0.98         1.08         0.07         n/a

(1)   Amount represents less than $0.01 per share.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                 HANCOCK HORIZON
                                 FAMILY OF FUNDS

                               INVESTMENT ADVISER
                                Horizon Advisers
                          One Hancock Plaza, 3rd Floor
                                  P.O. Box 4019
                           Gulfport, Mississippi 39502

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

          More information about the Fund is available, without charge, through the following:

                 STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")

         The SAI includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

                         ANNUAL AND SEMI-ANNUAL REPORTS

       These reports contain information from the Fund's portfolio manager about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

                 TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT,
                              OR MORE INFORMATION:

               BY TELEPHONE: Call 1-800-738-2625, extension 77966

                            BY MAIL: Write to us at:
                              Hancock Horizon Funds
                         2600 Citiplace Drive, Suite 100
                          Baton Rouge, Louisiana 70808

                    BY INTERNET: WWW.HANCOCKHORIZONFUNDS.COM

           FROM THE SEC: You can also obtain the SAI or the Annual and
      Semi-Annual reports, as well as other information about The Advisors'
       Inner Circle Fund II, from the EDGAR Database on the SEC's website
      ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC
     Public Reference Room in Washington, DC (for information on the opera-tion of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

           The Advisors' Inner Circle Fund II's Investment Company Act
                        registration number is 811-07102.

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                               WALL STREET SAVVY,
                                  MAIN STREET TOUCH.

                                     [LOGO]
                              HANCOCK HORIZON FUNDS

                    FOR MORE INFORMATION CALL 1.800.738.2625
                           WWW.HANCOCKHORIZONFUNDS.COM

                                   PROSPECTUS

                                [GRAPHIC OMITTED]

                         HANCOCK HORIZON FAMILY OF FUNDS

                                  MAY 31, 2008

                      Treasury Securities Money Market Fund

                               TRUST CLASS SHARES

                                   ADVISED BY
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)

               The U.S. Securities and Exchange Commission has not
             approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                       The Advisors' Inner Circle Fund II

--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about Trust Class Shares of the Treasury Securities Money Market Fund (the "Fund") that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                           Page
FUND SUMMARY                                                                  1

PRINCIPAL INVESTMENT STRATEGY                                                 1

PRINCIPAL RISKS                                                               1

PERFORMANCE INFORMATION                                                       1

FUND FEES AND EXPENSES                                                        2

MORE INFORMATION ABOUT RISK                                                   3

MORE INFORMATION ABOUT FUND INVESTMENTS                                       3

INFORMATION ABOUT PORTFOLIO HOLDINGS                                          3

INVESTMENT ADVISER                                                            3

PORTFOLIO MANAGER                                                             4

PURCHASING, SELLING AND EXCHANGING FUND SHARES                                4

OTHER POLICIES                                                                6

SHAREHOLDER SERVICING ARRANGEMENTS                                            7

PAYMENTS TO FINANCIAL INTERMEDIARIES                                          7

DIVIDENDS AND DISTRIBUTIONS                                                   8

TAXES                                                                         8

FINANCIAL HIGHLIGHTS                                                         10

HOW TO OBTAIN MORE INFORMATION ABOUT THE
HANCOCK HORIZON FAMILY OF FUNDS                                      BACK COVER

TREASURY SECURITIES MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL Preserve principal value and maintain a high degree of liquidity while providing current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS Money market instruments issued by the U.S. Treasury
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY As a money market fund, the Fund seeks to maintain a stable share price of $1.00
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY Invest exclusively in short-term obligations of the U.S. Treasury and repurchase agreements involving such obligations
--------------------------------------------------------------------------------
INVESTOR PROFILE Conservative investors who want to receive current income through a liquid investment
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Fund invests exclusively in short-term money market instruments issued by the U.S. Treasury and backed by its full faith and credit, and repurchase agreements involving such obligations.

The Fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which governs the operations of money market funds. Accordingly, the Fund will have an average dollar-weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days (about 13 months) or less, at the time of purchase. Horizon Advisers (the "Adviser") actively adjusts the average maturity of the Fund in response to its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Accordingly, an investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S TRUST CLASS SHARES HAS VARIED FROM CALENDAR YEAR TO CALENDAR YEAR.*

                                   [BAR CHART]

2001        2002        2003        2004        2005        2006        2007
----        ----        ----        ----        ----        ----        ----
3.36%       1.11%       0.50%       0.72%       2.52%       4.33%       4.27%

BEST QUARTER         WORST QUARTER
   1.22%                 0.10%
 (03/31/01)            (12/31/03)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PERFORMANCE FROM 1/1/08 TO 3/31/08 WAS 0.53%.

Call 1-800-738-2625, extension 77966, for the Fund's current 7-day yield.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR TRUST CLASS SHARES FOR THE PERIODS ENDED DECEMBER 31, 2007 TO THOSE OF THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE.

TREASURY SECURITIES
MONEY MARKET FUND -                                             SINCE INCEPTION
TRUST CLASS SHARES                           1 YEAR   5 YEARS    (MAY 31, 2000)
-------------------------------------------------------------------------------
FUND RETURNS                                  4.27%    2.45%         2.67%
IMONEYNET, INC. U.S. TREASURY &
REPO AVERAGE                                  4.20%    2.36%         2.59%

--------------------------------------------------------------------------------

SIMPLY SPEAKING...

WHAT IS AN AVERAGE?

AN AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH SIMILAR INVESTMENT GOALS. YOU CANNOT INVEST DIRECTLY IN AN AVERAGE. THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH INVESTMENT GOALS SIMILAR TO THE FUND. IMONEYNET, INC., FORMERLY IBC FINANCIAL DATA, IS THE LEADING PROVIDER OF INFORMATION ON MONEY MARKET MUTUAL FUNDS. THE NUMBER OF FUNDS IN THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE VARIES.

--------------------------------------------------------------------------------

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD TRUST CLASS SHARES OF THE FUND.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                                       TRUST
                                                                   CLASS SHARES
-------------------------------------------------------------------------------
Investment Advisory Fees                                              0.40%
Distribution (12b-1) Fees                                             None
Other Expenses                                                        0.19%
                                                                     -----
Total Annual Fund Operating Expenses                                  0.59%
Less Fee Waivers and Expense Reimbursements                          (0.01)%
                                                                     -----
Net Expenses*                                                         0.58%

* THE ADVISER HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND REIMBURSE EXPENSES IN ORDER TO KEEP NET EXPENSES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 0.58% OF THE FUND'S AVERAGE DAILY NET ASSETS OF THE TRUST CLASS SHARES UNTIL MAY 31, 2009.

For more information about Investment Advisory Fees, see "Investment Adviser."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in Trust Class Shares of the Fund would be:

1 YEAR                3 YEARS                5 YEARS                10 YEARS
 $ 59                  $ 188                  $ 328                  $ 737

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The investment adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

FIXED INCOME RISK -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Fund's Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/HORIZON. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees supervises the investment adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the investment adviser to the Fund. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of March 31, 2008, the Adviser managed approximately $1 billion in assets while the Adviser and Hancock Bank managed approximately $2.7 billion in assets. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.40% based on the average daily net assets of the Fund. For the fiscal year ended January 31, 2008, the Adviser received advisory fees (after fee reductions) for the Fund as a percentage of average daily net assets of 0.39%.

The Adviser has contractually agreed to reduce its fees and reimburse expenses in order to keep Net Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.58% of the Fund's average daily net assets of the Trust Class Shares until May 31, 2009.

A discussion regarding the basis for the Board's May 2007 approval of the Fund's investment advisory agreement is available in the Fund's July 31, 2007 Semi-Annual Report to Shareholders, which covers the period from February 1, 2007 to July 31, 2007.

PORTFOLIO MANAGER

Jeffery Tanguis serves as Director of Fixed Income of the Adviser and is responsible for the day-to-day management of the Fund. He is also responsible for the management of the Hancock Horizon Strategic Income Bond Fund and the Hancock Horizon Prime Money Market Fund, which are offered in separate prospectuses. Prior to joining Hancock Bank in 2005, Mr. Tanguis served as the Senior Fixed Income Manager at Hibernia National Bank from 1987 to 2005. He has more than 21 years of investment experience.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed and ownership of Fund shares.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Fund. Hancock Bank and its affiliates also may receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee, payable from the Fund's assets, of 0.03% of the Fund's average daily net assets.

TRANSFER AGENCY SERVICES. Hancock Bank serves as the transfer agent and dividend disbursing agent for the Fund. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class for the first ten classes and $17,500 per class for any additional classes.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Trust Class Shares of the Fund. The Fund offers Trust Class Shares only to investment professionals and financial institutions investing for their own or their customers' accounts.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.


HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that Hancock Bank and either the New York Stock Exchange (the "NYSE") or the Federal Reserve are open for business (a "Business Day").

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of 12:00 p.m., Eastern Time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) in proper form before 12:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

The Fund generally calculates its NAV using the amortized cost method of valuation, to account for any premiums or discounts above or below the face value of any securities that it buys, which is described in detail in the Statement of Additional Information. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith using procedures approved by the Board of Trustees. The Fund's NAV will normally be at $1.00 per share.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The sale price of each share will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE ("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or as otherwise permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the Fund's Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange Trust Class Shares of any Hancock Horizon Fund for Trust Class Shares of any other Hancock Horizon Fund. You may exchange shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Fund's Adviser has informed the Board of Trustees that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the 1940 Act, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.

However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund (generally, 3 business days). Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retire-ment plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify your investment professional or institution in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send your investment professional or institution written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. Under current law, the lower tax rates applicable to qualified dividend income will not apply in taxable years beginning after December 31, 2010. Because the Fund does not expect to receive dividend income, you should not expect to receive any distributions that qualify as qualified dividend income.

Each sale or exchange of Fund shares may be a taxable event. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. For tax purposes, an exchange of Fund shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares gener-ally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Trust Class Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal years ended January 31, 2006, January 31, 2007 and January 31, 2008 has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-738-2625, extension 77966.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

                Net                    Net Realized                 Dividends
               Asset                       and            Total        from      Distributions       Total
               Value,       Net         Unrealized        from          Net         from Net       Dividends
             Beginning   Investment   Gains (Losses)   Investment   Investment      Realized          and
              of Year      Income     on Investments   Operations     Income         Gains       Distributions
--------------------------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
TRUST CLASS SHARES
2008          $  1.00      $  0.04        $  --          $  0.04     $  (0.04)       $  --         $  (0.04)
2007             1.00         0.04           --             0.04        (0.04)          --            (0.04)
2006             1.00         0.03           --             0.03        (0.03)          --            (0.03)
2005             1.00         0.01           --             0.01        (0.01)          --            (0.01)
2004             1.00           --(1)        --               --(1)        --(1)        --               --(1)

                                                           Ratio of     Ratio of
               Net                 Net                     Expenses       Net
              Asset              Assets,      Ratio of    to Average   Investment
              Value,               End        Expenses    Net Assets     Income     Portfolio
               End      Total    of Year     to Average   (Excluding   to Average   Turnover
             of Year   Return     (000)      Net Assets    Waivers)    Net Assets     Rate
---------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
TRUST CLASS SHARES
2008         $  1.00     4.10%  $  156,059       0.58%        0.59%        4.07%        n/a
2007            1.00     4.44      171,440       0.58         0.64         4.37         n/a
2006            1.00     2.68      138,982       0.58         0.65         2.68         n/a
2005            1.00     0.82      165,510       0.58         0.64         0.85         n/a
2004            1.00     0.47       79,867       0.58         0.68         0.48         n/a

(1)   Amounts represent less than $0.01 per share.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                 HANCOCK HORIZON
                                 FAMILY OF FUNDS

                               INVESTMENT ADVISER
                                Horizon Advisers
                          One Hancock Plaza, 3rd Floor
                                  P.O. Box 4019
                           Gulfport, Mississippi 39502

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

          More information about the Fund is available, without charge, through the following:

                 STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")

         The SAI includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

                         ANNUAL AND SEMI-ANNUAL REPORTS

       These reports contain information from the Fund's portfolio manager about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

                 TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT,
                              OR MORE INFORMATION:

               BY TELEPHONE: Call 1-800-738-2625, extension 77966

                            BY MAIL: Write to us at:
                              Hancock Horizon Funds
                         2600 Citiplace Drive, Suite 100
                          Baton Rouge, Louisiana 70808

                    BY INTERNET: WWW.HANCOCKHORIZONFUNDS.COM

     FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC
      (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public
 Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

           The Advisors' Inner Circle Fund II's Investment Company Act
                        registration number is 811-07102.

                       THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS


                                  MAY 31, 2008


            SMARTGROWTH (R) LIPPER(R) OPTIMAL CONSERVATIVE INDEX FUND
              SMARTGROWTH (R) LIPPER(R) OPTIMAL MODERATE INDEX FUND
               SMARTGROWTH (R) LIPPER(R) OPTIMAL GROWTH INDEX FUND

                                 CLASS A SHARES

                               INVESTMENT ADVISER:
                     HENNION & WALSH ASSET MANAGEMENT, INC.

         THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Full Distribution 1


                              ABOUT THIS PROSPECTUS

The SmartGrowth (R) Lipper(R) Optimal Conservative Index Fund, the SmartGrowth
(R) Lipper(R) Optimal Moderate Index Fund and the SmartGrowth (R) Lipper(R) Optimal Growth Index Fund (each, a "Fund," and collectively, the "Funds") are each a separate series of The Advisors' Inner Circle Fund II (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Class A Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:


                                                                          PAGE
SMARTGROWTH (R) LIPPER(R) OPTIMAL CONSERVATIVE INDEX FUND
   PRINCIPAL INVESTMENT STRATEGIES AND RISKS ......................       2
   PERFORMANCE INFORMATION ........................................       5
   FUND FEES AND EXPENSES .........................................       5
SMARTGROWTH (R) LIPPER(R) OPTIMAL MODERATE INDEX FUND
   PRINCIPAL INVESTMENT STRATEGIES AND RISKS ......................       7
   PERFORMANCE INFORMATION ........................................       10
   FUND FEES AND EXPENSES .........................................       10
SMARTGROWTH (R) LIPPER(R) OPTIMAL GROWTH INDEX FUND
   PRINCIPAL INVESTMENT STRATEGIES AND RISKS ......................       12
   PERFORMANCE INFORMATION ........................................       15
   FUND FEES AND EXPENSES .........................................       15
MORE INFORMATION ABOUT PRINCIPAL RISK .............................       17
MORE INFORMATION ABOUT FUND INVESTMENTS ...........................       17
INFORMATION ABOUT PORTFOLIO HOLDINGS ..............................       18
INVESTMENT ADVISER ................................................       18
PORTFOLIO MANAGER .................................................       19
PURCHASING AND SELLING FUND SHARES ................................       19
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS ...............       29
PAYMENTS TO FINANCIAL INTERMEDIARIES ..............................       30
OTHER POLICIES ....................................................       31
DIVIDENDS AND DISTRIBUTIONS .......................................       34
TAXES .............................................................       34
FINANCIAL HIGHLIGHTS ..............................................       36
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS ....................   Back Cover

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund invests in exchange-traded funds ("ETFs"), which are pooled investment vehicles such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. The Funds may also invest in exchange- traded notes ("ETNs"), which are debt securities of an issuer that are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. The investment adviser invests Fund assets in a way that it believes will help each Fund achieve its goal of tracking its respective index. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. You could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the ETNs or ETFs held by the Fund. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the ETNs or the types of investments an underlying ETF owns and the markets in which they trade. The effect on a Fund of a change in the value of a single investment of an underlying ETF will depend on how widely the underlying ETF diversifies its holdings.

The Funds each track the performance of a separate index of ETFs and ETNs, as described below. These indices were developed by Lipper(R) in December 2006 and cover a range of investor risk profiles.

--------------------------------------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal Conservative  Index Fund   LIPPER(R) OPTIMAL CONSERVATIVE INDEX - a target
                                                             risk benchmark consisting of a select group of
                                                             ETFs and ETNs, rebalanced quarterly, designed to
                                                             maximize returns given a low degree of
                                                             volatility.

--------------------------------------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal Moderate  Index Fund       LIPPER(R) OPTIMAL MODERATE INDEX - a target risk
                                                             benchmark consisting of a select group of ETFs
                                                             and ETNs, rebalanced quarterly, designed to
                                                             maximize returns given a moderate degree of
                                                             volatility.

--------------------------------------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal Growth Index Fund          LIPPER(R) OPTIMAL GROWTH INDEX - a target risk
                                                             benchmark consisting of a select group of ETFs
                                                             and ETNs, rebalanced quarterly, designed to
                                                             maximize returns given a high degree of
                                                             volatility.

--------------------------------------------------------------------------------------------------------------

                            SMARTGROWTH (R) LIPPER(R)
                         OPTIMAL CONSERVATIVE INDEX FUND

FUND INVESTMENT OBJECTIVE

The Fund's investment objective is to track the performance of the Lipper(R) Optimal Conservative Index.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests in exchange-traded funds ("ETFs") and exchange-traded notes ("ETNs") included in the Lipper(R) Optimal Conservative Index (the "Conservative Index"). The Conservative Index generally is comprised of ETFs and, as a result, the Fund expects to operate as a "fund of funds" (or a "fund of ETFs"). The ETFs that comprise the Conservative Index are pooled investment vehicles whose shares are listed and traded on stock exchanges or otherwise traded in the over-the-counter market. They include, for example, investment companies that are registered under the Investment Company Act of 1940 (the "1940 Act") and other investment vehicles, such as grantor trusts, that are not registered or regulated under the 1940 Act and that typically hold commodities, such as gold or oil, currency or other property that is itself not a security. The Conservative Index may also include ETNs, which are debt securities of an issuer that are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Similar to other debt securities, ETNs tend to have a maturity date and are backed only by the credit of the issuer. ETNs are designed to provide investors access to the returns of various market benchmarks, such as a securities index, currency or investment strategy, less fees and expenses. The Fund may also invest in cash and cash equivalents related to cash flows in and out of the Fund.

Hennion & Walsh Asset Management, Inc. (the "Adviser") intends to manage the Fund's investments such that it tracks the performance of the Conservative Index by investing substantially all of the Fund's assets in the ETFs and ETNs that Lipper includes in the Conservative Index, holding each in approximately the same proportion as its weighting in the Conservative Index. However, if the Conservative Index includes one or more ETFs or ETNs that could jeopardize the Fund's status as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund may exclude such ETFs or ETNs from its portfolio and invest in securities not included in the Conservative Index that the Adviser believes provide investment exposure comparable to that provided by the excluded ETFs or ETNs ("Substitute Securities"), or reallocate assets to the ETFs and ETNs in the portfolio on a pro rata basis.

Although the Fund tries to achieve a correlation of at least 95% between the performance of the Conservative Index and the Fund's investment results on an annual basis (before fees and expenses), the Fund's ability to track the Conservative Index is affected by transaction costs and other expenses, changes in the composition of the Conservative Index, investments in Substitute Securities (including the possible imposition of taxes on such Substitute Securities), and by the timing and amount of shareholder purchases and redemptions, among other things.

The Conservative Index is a target risk benchmark consisting of a select group of ETFs and ETNs, rebalanced quarterly, designed to maximize returns given a low degree of volatility. Lipper applies proprietary criteria to select ETFs and ETNs from the available universe that are believed to be distinct, high-quality and tradable instruments. Lipper then applies a statistical methodology to determine what percentage of each selected ETF or ETN should be included in the Conservative Index in order to achieve a maximum total return potential for a relatively low level of risk. Risk is measured using standard deviation. Standard deviation is a measure of how much the value of the Conservative Index has varied over different time periods. The Conservative Index is expected to be associated with a lower level of risk and a lower total return potential than the Moderate Index and the Growth Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.


INVESTMENTS IN ETFS - When the Fund invests in ETFs, it will be subject to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETF and the value of the Fund's investment will fluctuate in response to the performance of the ETFs owned by the Fund. In addition to brokerage costs associated with the Fund's purchase and sale of shares of ETFs, ETFs incur fees that are separate from those of the Fund. Accordingly, the Fund's shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). These ETFs typically hold commodities, such as gold or oil, currency or other property that is itself not a security.

INVESTMENTS IN ETNS - The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced market. It is expected that the issuer's credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer's credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund's right to redeem its investment in an ETN, which are meant to be held until maturity. There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

INDEX TRACKING RISK - The Fund's return may not match the return of its index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its index, and also incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of its index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. In addition, in order to preserve its status as a RIC, the Fund may invest in Substitute Securities, whose returns may not correlate precisely with the returns of the index securities excluded from the Fund's portfolio, or reallocate assets to the ETFs and ETNs in the Fund's portfolio on a pro rata basis if certain ETFs or ETNs contained in its index are excluded from the Fund's portfolio because they do not produce qualifying income under the Code.

TAX RISK - Although the Fund may seek to minimize this risk by investing in Substitute Securities, there is a risk that the Fund may not qualify to be treated as a RIC for federal income tax purposes because the securities included in its index may produce an impermissible amount of non-qualifying income for purposes of the RIC qualification tests. The RIC qualifying income test is determined on an annual basis, so it is difficult to predict whether the Fund will meet this test if it matches adjustments to its index and such adjustments negatively affect the character of the income received by the Fund under these rules. A mutual fund that is treated as a RIC generally avoids paying corporate level federal and state income tax provided it distributes substantially all of its net investment income and net realized capital gains to its shareholders. If the Fund fails to qualify as a RIC, the Fund will not be permitted to deduct its distributions from its taxable income and would be subject to federal and state corporate income taxes on its taxable income and capital gains. In addition, shareholders would be subject to tax on the distributions paid by the Fund to the extent such distributions come from the Fund's current or accumulated earnings and profits. Such dividend distributions would likely be eligible for the reduced rates applicable to qualified dividend income and corporate shareholders would be eligible for the dividends received deduction. As a result of being taxed as a regular corporation (without the benefits of the dividends paid deduction available if it were treated as a RIC), the Fund would be subject to potentially significant tax liabilities and the amount of cash available for distribution to Fund shareholders would be significantly reduced. Furthermore, the taxes paid by the Fund would have a negative impact on the Fund's performance. Even if the Fund chooses to replace a security that produces non-qualifying income with Substitute Securities that produce qualifying income, there can be no guarantee that the Fund's investments in such Substitute Securities will prevent the Fund from failing to qualify as a RIC.


CONCENTRATION RISK - To the extent the index which the Fund tracks may be concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. The risk of concentrating Fund investments in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments.

EQUITY RISK - To the extent the ETFs in which the Fund invests hold equity securities, the Fund will be indirectly subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

FIXED INCOME RISK - To the extent the ETFs in which the Fund invests hold fixed income securities, the Fund will be indirectly subject to the risks associated with fixed income investments. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, these risks are often magnified for securities rated below investment grade, often referred to as "junk bonds," and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.

SMALL- AND MID-CAPITALIZATION COMPANY RISK - To the extent the ETFs in which the Fund invests hold securities of small- and/or mid-capitalization companies, the Fund will be indirectly subject to the risks associated with those companies. Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.

FOREIGN COMPANY RISK - To the extent the ETFs in which the Fund invests hold securities of foreign companies, the Fund will be indirectly subject to the risks associated with these companies. Investing in foreign companies, including direct investments and through American Depositary Receipts ("ADRs") which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the investments of the ETFs in which the Fund invests. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

PERFORMANCE INFORMATION


The Fund does not have a full calendar year of performance, and therefore, has no performance information.


FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------------------------------------
                                                                            CLASS A SHARES
-------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
of offering price)                                                               4.75%*
-------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)        None
-------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other
Distributions (as a percentage of offering price)                                None
-------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)**             2.00%
-------------------------------------------------------------------------------------------

* This sales charge varies depending on how much you invest in the Fund. Class A Shares purchased without a front-end sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Contingent Deferred Sales Charges (CDSC) -- Class A Shares."
** Redemption fee is assessed on redemptions of shares that have been held for less than 7 days. In addition, proceeds wired to your bank account will be subject to a $15 fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


-------------------------------------------------------------------------------------------
                                                                            CLASS A SHARES
-------------------------------------------------------------------------------------------
Investment Advisory Fees                                                        0.50%
-------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                       0.25%
-------------------------------------------------------------------------------------------
Other Expenses*                                                                51.72%
-------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                                 0.19%
-------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                         52.66%
-------------------------------------------------------------------------------------------

*     Other Expenses include custodian, legal and audit expenses.

** The Adviser has voluntarily agreed to reduce fees and reimburse expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) in order to keep the Fund's actual Total Annual Fund Operating Expenses from exceeding 1.50% for Class A Shares. The Adviser may discontinue all or part of this expense limitation reimbursement at any time. In addition, if at any point during the first three years after the expense was incurred it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.50% to recapture any of its prior fee reductions or expense reimbursements.


For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:


-----------------------------------------------
1 YEAR      3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------
$4,296      $ 7,342      $ 8,176      $ 8,479
-----------------------------------------------

                            SMARTGROWTH (R) LIPPER(R)
                           OPTIMAL MODERATE INDEX FUND

FUND INVESTMENT OBJECTIVE

The Fund's investment objective is to track the performance of the Lipper(R) Optimal Moderate Index.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests in exchange-traded funds ("ETFs") and exchange-traded notes ("ETNs") included in the Lipper(R) Optimal Moderate Index (the "Moderate Index"). The Moderate Index generally is comprised of ETFs and, as a result, the Fund expects to operate as a "fund of funds" (or a "fund of ETFs"). The ETFs that comprise the Moderate Index are pooled investment vehicles whose shares are listed and traded on stock exchanges or otherwise traded in the over-the-counter market. They include, for example, investment companies that are registered under the Investment Company Act of 1940 (the "1940 Act") and other investment vehicles, such as grantor trusts, that are not registered or regulated under the 1940 Act and that typically hold commodities, such as gold or oil, currency or other property that is itself not a security. The Moderate Index may also include ETNs, which are debt securities of an issuer that are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Similar to other debt securities, ETNs tend to have a maturity date and are backed only by the credit of the issuer. ETNs are designed to provide investors access to the returns of various market benchmarks, such as a securities index, currency or investment strategy, less fees and expenses. The Fund may also invest in cash and cash equivalents related to cash flows in and out of the Fund.

The Adviser intends to manage the Fund's investments such that it tracks the performance of the Moderate Index by investing substantially all of the Fund's assets in the ETFs and ETNs that Lipper includes in the Moderate Index, holding each in approximately the same proportion as its weighting in the Moderate Index. However, if the Moderate Index includes one or more ETFs or ETNs that could jeopardize the Fund's status as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund may exclude such ETFs or ETNs from its portfolio and invest in securities not included in the Moderate Index that the Adviser believes provide investment exposure comparable to that provided by the excluded ETFs or ETNs ("Substitute Securities"), or reallocate assets to the ETFs and ETNs in the portfolio on a pro rata basis.

Although the Fund tries to achieve a correlation of at least 95% between the performance of the Moderate Index and the Fund's investment results on an annual basis (before fees and expenses), the Fund's ability to track the Moderate Index is affected by transaction costs and other expenses, changes in the composition of the Moderate Index, investments in Substitute Securities (including the possible imposition of taxes on such Substitute Securities), and by the timing and amount of shareholder purchases and redemptions, among other things.

The Moderate Index is a target risk benchmark consisting of a select group of ETFs and ETNs, rebalanced quarterly, designed to maximize returns given a moderate degree of volatility. Lipper applies proprietary criteria to select ETFs and ETNs from the available universe that are believed to be distinct, high-quality and tradable instruments. Lipper then applies a statistical methodology to determine what percentage of each selected ETF or ETN should be included in the Moderate Index in order to achieve a maximum total return potential for a relatively moderate level of risk. Risk is measured using standard deviation. Standard deviation is a measure of how much the value of the Moderate Index has varied over different time periods. The Moderate Index is expected to be associated with a higher level of risk and a higher total return potential than the Conservative Index and a lower level of risk and a lower total return potential than the Growth Index.


PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.


INVESTMENTS IN ETFS - When the Fund invests in ETFs, it will be subject to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETF and the value of the Fund's investment will fluctuate in response to the performance of the ETFs owned by the Fund. In addition to brokerage costs associated with the Fund's purchase and sale of shares of ETFs, ETFs incur fees that are separate from those of the Fund. Accordingly, the Fund's shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). These ETFs typically hold commodities, such as gold or oil, currency or other property that is itself not a security.

INVESTMENTS IN ETNS - The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced market. It is expected that the issuer's credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer's credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund's right to redeem its investment in an ETN, which are meant to be held until maturity. There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

INDEX TRACKING RISK - The Fund's return may not match the return of its index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its index, and also incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of its index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. In addition, in order to preserve its status as a RIC, the Fund may invest in Substitute Securities, whose returns may not correlate precisely with the returns of the index securities excluded from the Fund's portfolio, or reallocate assets to the ETFs and ETNs in the Fund's portfolio on a pro rata basis if certain ETFs or ETNs contained in its index are excluded from the Fund's portfolio because they do not produce qualifying income under the Code.

TAX RISK - Although the Fund may seek to minimize this risk by investing in Substitute Securities, there is a risk that the Fund may not qualify to be treated as a RIC for federal income tax purposes because the securities included in its index may produce an impermissible amount of non-qualifying income for purposes of the RIC qualification tests. The RIC qualifying income test is determined on an annual basis, so it is difficult to predict whether the Fund will meet this test if it matches adjustments to its index and such adjustments negatively affect the character of the income received by the Fund under these rules. A mutual fund that is treated as a RIC generally avoids paying corporate level federal and state income tax provided it distributes substantially all of its net investment income and net realized capital gains to its shareholders. If the Fund fails to qualify as a RIC, the Fund will not be permitted to deduct its distributions from its taxable income and would be subject to federal and state corporate income taxes on its taxable income and capital gains. In addition, shareholders would be subject to tax on the distributions paid by the Fund to the extent such distributions come from the Fund's current or accumulated earnings and profits. Such dividend distributions would likely be eligible for the reduced rates applicable to qualified dividend income and corporate shareholders would be eligible for the dividends received deduction. As a result of being taxed as a regular corporation (without the benefits of the dividends paid deduction available if it were treated as a RIC), the Fund would be subject to potentially significant tax liabilities and the amount of cash available for distribution to Fund shareholders would be significantly reduced. Furthermore, the taxes paid by the Fund would have a negative impact on the Fund's performance. Even if the Fund chooses to replace a security that produces non-qualifying income with Substitute Securities that produce qualifying income, there can be no guarantee that the Fund's investments in such Substitute Securities will prevent the Fund from failing to qualify as a RIC.

CONCENTRATION RISK - To the extent the index which the Fund tracks may be concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. The risk of concentrating Fund investments in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments.


EQUITY RISK - To the extent the ETFs in which the Fund invests hold equity securities, the Fund will be indirectly subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

FIXED INCOME RISK - To the extent the ETFs in which the Fund invests hold fixed income securities, the Fund will be indirectly subject to the risks associated with fixed income investments. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, these risks are often magnified for securities rated below investment grade, often referred to as "junk bonds," and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.

SMALL- AND MID-CAPITALIZATION COMPANY RISK - To the extent the ETFs in which the Fund invests hold securities of small- and/or mid-capitalization companies, the Fund will be indirectly subject to the risks associated with those companies. Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.

FOREIGN COMPANY RISK - To the extent the ETFs in which the Fund invests hold securities of foreign companies, the Fund will be indirectly subject to the risks associated with these companies. Investing in foreign companies, including direct investments and through American Depositary Receipts ("ADRs") which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the investments of the ETFs in which the Fund invests. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

PERFORMANCE INFORMATION


The Fund does not have a full calendar year of performance, and therefore, has no performance information.


FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------------------
                                                                                       CLASS A SHARES
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)       4.75%*
------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                  None
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
(as a percentage of offering price)                                                        None
------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)**                       2.00%
------------------------------------------------------------------------------------------------------

* This sales charge varies depending on how much you invest in the Fund. Class A Shares purchased without a front-end sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Contingent Deferred Sales Charges (CDSC) -- Class A Shares."
** Redemption fee is assessed on redemptions of shares that have been held for less than 7 days. In addition, proceeds wired to your bank account will be subject to a $15 fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


------------------------------------------------------------------------------------------------------
                                                                                       CLASS A SHARES
------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                                                    0.50%
------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                                   0.25%
------------------------------------------------------------------------------------------------------
Other Expenses*                                                                            15.77%
------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses*                                                            0.19%
------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                                     16.71%
------------------------------------------------------------------------------------------------------

*     Other Expenses include custodian, legal and audit expenses.

** The Adviser has voluntarily agreed to reduce fees and reimburse expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) in order to keep the Fund's actual Total Annual Fund Operating Expenses from exceeding 1.50% for Class A Shares. The Adviser may discontinue all or part of this expense limitation reimbursement at any time. In addition, if at any point during the first three years after the expense was incurred it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.50% to recapture any of its prior fee reductions or expense reimbursements.


For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:


-----------------------------------------------------------
1 YEAR          3 YEARS          5 YEARS          10 YEARS
-----------------------------------------------------------
$1,973          $ 4,464          $ 6,406          $  9,588
-----------------------------------------------------------

                            SMARTGROWTH (R) LIPPER(R)
                            OPTIMAL GROWTH INDEX FUND

FUND INVESTMENT OBJECTIVE

The Fund's investment objective is to track the performance of the Lipper(R) Optimal Growth Index.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests in exchange-traded funds ("ETFs") and exchange-traded notes ("ETNs") included in the Lipper(R) Optimal Growth Index (the "Growth Index"). The Growth Index generally is comprised of ETFs and, as a result, the Fund expects to operate as a "fund of funds" (or a "fund of ETFs"). The ETFs that comprise the Growth Index are pooled investment vehicles whose shares are listed and traded on stock exchanges or otherwise traded in the over-the-counter market. They include, for example, investment companies that are registered under the Investment Company Act of 1940 (the "1940 Act") and other investment vehicles, such as grantor trusts, that are not registered or regulated under the 1940 Act and that typically hold commodities, such as gold or oil, currency or other property that is itself not a security. The Growth Index may also include ETNs, which are debt securities of an issuer that are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Similar to other debt securities, ETNs tend to have a maturity date and are backed only by the credit of the issuer. ETNs are designed to provide investors access to the returns of various market benchmarks, such as a securities index, currency or investment strategy, less fees and expenses. The Fund may also invest in cash and cash equivalents related to cash flows in and out of the Fund.

The Adviser intends to manage the Fund's investments such that it tracks the performance of the Growth Index by investing substantially all of the Fund's assets in the ETFs and ETNs that Lipper includes in the Growth Index, holding each in approximately the same proportion as its weighting in the Growth Index. However, if the Growth Index includes one or more ETFs or ETNs that could jeopardize the Fund's status as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund may exclude such ETFs or ETNs from its portfolio and invest in securities not included in the Growth Index that the Adviser believes provide investment exposure comparable to that provided by the excluded ETFs or ETNs ("Substitute Securities"), or reallocate assets to the ETFs and ETNs in the portfolio on a pro rata basis.

Although the Fund tries to achieve a correlation of at least 95% between the performance of the Growth Index and the Fund's investment results on an annual basis (before fees and expenses), the Fund's ability to track the Growth Index is affected by transaction costs and other expenses, changes in the composition of the Growth Index, investments in Substitute Securities (including the possible imposition of taxes on such Substitute Securities), and by the timing and amount of shareholder purchases and redemptions, among other things.

The Growth Index is a target risk benchmark consisting of a select group of ETFs and ETNs, rebalanced quarterly, designed to maximize returns given a high degree of volatility. Lipper applies proprietary criteria to select ETFs and ETNs from the available universe that are believed to be distinct, high-quality and tradable instruments. Lipper then applies a statistical methodology to determine what percentage of each selected ETF or ETN should be included in the Growth Index in order to achieve a maximum total return potential for a relatively high level of risk. Risk is measured using standard deviation. Standard deviation is a measure of how much the value of the Growth Index has varied over different time periods. The Growth Index is expected to be associated with a higher level of risk and a higher total return potential than the Moderate Index and the Conservative Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.


INVESTMENTS IN ETFS - When the Fund invests in ETFs, it will be subject to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETF and the value of the Fund's investment will fluctuate in response to the performance of the ETFs owned by the Fund. In addition to brokerage costs associated with the Fund's purchase and sale of shares of ETFs, ETFs incur fees that are separate from those of the Fund. Accordingly, the Fund's shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). These ETFs typically hold commodities, such as gold or oil, currency or other property that is itself not a security.

INVESTMENTS IN ETNS - The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced market. It is expected that the issuer's credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer's credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund's right to redeem its investment in an ETN, which are meant to be held until maturity. There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

INDEX TRACKING RISK - The Fund's return may not match the return of its index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its index, and also incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of its index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. In addition, in order to preserve its status as a RIC, the Fund may invest in Substitute Securities, whose returns may not correlate precisely with the returns of the index securities excluded from the Fund's portfolio, or reallocate assets to the ETFs and ETNs in the Fund's portfolio on a pro rata basis if certain ETFs or ETNs contained in its index are excluded from the Fund's portfolio because they do not produce qualifying income under the Code.

TAX RISK - Although the Fund may seek to minimize this risk by investing in Substitute Securities, there is a risk that the Fund may not qualify to be treated as a RIC for federal income tax purposes because the securities included in its index may produce an impermissible amount of non-qualifying income for purposes of the RIC qualification tests. The RIC qualifying income test is determined on an annual basis, so it is difficult to predict whether the Fund will meet this test if it matches adjustments to its index and such adjustments negatively affect the character of the income received by the Fund under these rules. A mutual fund that is treated as a RIC generally avoids paying corporate level federal and state income tax provided it distributes substantially all of its net investment income and net realized capital gains to its shareholders. If the Fund fails to qualify as a RIC, the Fund will not be permitted to deduct its distributions from its taxable income and would be subject to federal and state corporate income taxes on its taxable income and capital gains. In addition, shareholders would be subject to tax on the distributions paid by the Fund to the extent such distributions come from the Fund's current or accumulated earnings and profits. Such dividend distributions would likely be eligible for the reduced rates applicable to qualified dividend income and corporate shareholders would be eligible for the dividends received deduction. As a result of being taxed as a regular corporation (without the benefits of the dividends paid deduction available if it were treated as a RIC), the Fund would be subject to potentially significant tax liabilities and the amount of cash available for distribution to Fund shareholders would be significantly reduced. Furthermore, the taxes paid by the Fund would have a negative impact on the Fund's performance. Even if the Fund chooses to replace a security that produces non-qualifying income with Substitute Securities that produce qualifying income, there can be no guarantee that the Fund's investments in such Substitute Securities will prevent the Fund from failing to qualify as a RIC.

CONCENTRATION RISK - To the extent the index which the Fund tracks may be concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. The risk of concentrating Fund investments in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments.


EQUITY RISK - To the extent the ETFs in which the Fund invests hold equity securities, the Fund will be indirectly subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

FIXED INCOME RISK - To the extent the ETFs in which the Fund invests hold fixed income securities, the Fund will be indirectly subject to the risks associated with fixed income investments. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, these risks are often magnified for securities rated below investment grade, often referred to as "junk bonds," and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.

SMALL- AND MID-CAPITALIZATION COMPANY RISK - To the extent the ETFs in which the Fund invests hold securities of small- and/or mid-capitalization companies, the Fund will be indirectly subject to the risks associated with those companies. Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.

FOREIGN COMPANY RISK - To the extent the ETFs in which the Fund invests hold securities of foreign companies, the Fund will be indirectly subject to the risks associated with those companies. Investing in foreign companies, including direct investments and through American Depositary Receipts ("ADRs") which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the investments of the ETFs in which the Fund invests. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

PERFORMANCE INFORMATION


The Fund does not have a full calendar year of performance, and therefore, has no performance information.


FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------------------
                                                                                       CLASS A SHARES
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)        4.75%*
------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                   None
------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
(as a percentage of offering price)                                                         None
------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)**                        2.00%
------------------------------------------------------------------------------------------------------

* This sales charge varies depending on how much you invest in the Fund. Class A Shares purchased without a front-end sales charge may be subject to a contingent deferred sales charge if redeemed within 12 months of purchase. See "Contingent Deferred Sales Charges (CDSC) -- Class A Shares."
** Redemption fee is assessed on redemptions of shares that have been held for less than 7 days. In addition, proceeds wired to your bank account will be subject to a $15 fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


------------------------------------------------------------------------------------------------------
                                                                                       CLASS A SHARES
------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                                                    0.50%
------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                                   0.25%
------------------------------------------------------------------------------------------------------
Other Expenses*                                                                            13.48%
------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                                             0.30%
------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                                     14.53%
------------------------------------------------------------------------------------------------------

*     Other Expenses include custodian, legal and audit expenses.

** The Adviser has voluntarily agreed to reduce fees and reimburse expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) in order to keep the Fund's actual Total Annual Fund Operating Expenses from exceeding 1.50% for Class A Shares. The Adviser may discontinue all or part of this expense limitation reimbursement at any time. In addition, if at any point during the first three years after the expense was incurred it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.50% to recapture any of its prior fee reductions or expense reimbursements.


For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:


-----------------------------------------------
1 YEAR      3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------
$1,793       $4,064       $5,923       $ 9,225
-----------------------------------------------

MORE INFORMATION ABOUT PRINCIPAL RISK

EQUITY RISK - Equity securities in which the underlying ETFs invest include public and privately issued equity securities, common and preferred stocks, warrants, shares of ADRs and rights to subscribe to common stock and convertible securities. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK-- The market value of the underlying ETFs' fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

FOREIGN SECURITY RISK - The underlying ETFs' investments in securities of foreign companies (including direct investments as well as ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS


The investments and strategies described in this prospectus are those that each Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Funds may invest up to 100% of their assets in money market instruments and other cash equivalents that would not ordinarily be consistent with their investment objectives. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of investments described in this prospectus. In addition to the investments described in this prospectus, the Funds also may use other strategies and engage in other investment practices that are not part of their principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the Statement of Additional Information.

INVESTMENT ADVISER


Hennion & Walsh Asset Management, Inc., a New Jersey corporation formed in 2003, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 2001 Route 46, Waterview Plaza, Parsippany, New Jersey 07054. The Adviser is an affiliate of Hennion and Walsh, Inc., a full service broker-dealer that has provided investment services since 1990. The Adviser manages and supervises the investment of the Funds' assets on a discretionary basis. As of March 31, 2008, the Adviser had approximately $161 million in assets under management.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.50% based on the average daily net assets of the Funds. The Funds' Adviser has voluntarily agreed to reduce fees and reimburse expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) in order to keep each Fund's actual Total Annual Fund Operating Expenses from exceeding 1.50% for Class A Shares. The Adviser may discontinue all or part of this expense limitation agreement at any time. In addition, if at any point during the first three years after the expense was incurred it becomes unnecessary for the Adviser to reduce fees or make reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.50% to recapture any of its prior fee reductions or expense reimbursements. For the fiscal year ended January 31, 2008, the Adviser received advisory fees (after fee reductions) as a percentage of each Fund's average daily net assets at the following annual rates:

--------------------------------------------------------
    SmartGrowth (R) Lipper(R) Optimal
        Conservative Index Fund                 0.00%
--------------------------------------------------------
    SmartGrowth (R) Lipper(R) Optimal
        Moderate Index Fund                     0.00%
--------------------------------------------------------
    SmartGrowth (R) Lipper(R) Optimal
           Growth Index Fund                    0.00%
--------------------------------------------------------


The Adviser has entered into a licensing agreement with Lipper(R) to obtain the right to offer shares of a registered investment company that pursues an investment program that seeks to track the Index and to obtain information and assistance from Lipper(R) to facilitate the operations of the Funds. Fees payable to Lipper(R) under this agreement are paid by the Adviser and not by the Funds.


A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract with the Adviser can be found in the Fund's Semi-Annual Report to Shareholders dated July 31, 2008.

PORTFOLIO MANAGER

Kevin D. Mahn serves as the portfolio manager for the Funds. The Adviser has employed Mr. Mahn since September of 2004. Prior to joining the Adviser, Mr. Mahn worked at Lehman Brothers in various capacities since September of 1993, leaving as a Senior Vice President. Mr. Mahn received his M.B.A. (Finance) from Fairleigh Dickinson University in 1993 and B.A. (Business Administration) from Muhlenberg College in 1991. Mr. Mahn has also served as an adjunct faculty member of Fairleigh Dickinson University in their Accounting, Economics and Finance Department.


The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund shares.


PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Class A Shares of the Funds.

Class A Shares are for individual and retail investors.

HOW TO PURCHASE FUND SHARES


All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third-party checks, Treasury checks, credit card checks, traveler's checks, checks drawn on banks outside of the United States or starter checks for the purchase of shares, or any other check deemed high risk in the sole discretion of the Funds.


The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Market Timing Policies and Procedures."

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

BY MAIL

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the fund name. Make your check payable to SmartGrowth Funds.

REGULAR MAIL ADDRESS

UMB Fund Services ("UMBFS")
c/o SmartGrowth Funds
P.O. Box 2085
Milwaukee, WI 53201-2085

EXPRESS MAIL ADDRESS

UMB Fund Services
c/o SmartGrowth Funds
803 West Michigan Street
Milwaukee, WI 53233

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

NOTE: UMBFS will charge your account a $25 fee for any payment returned. In addition, you will be responsible for any losses suffered by the Funds as a result, such as the cost to the Funds of covering the exchange.

BY WIRE

To open an account by wire, call 1-888-465-5722 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the fund name and your account number). To purchase shares by wire, UMBFS must have received a completed application and issued an account number to you. Call 1-888-465-5722 for instructions prior to wiring the funds.

WIRING INSTRUCTIONS

Send your investment to UMB Bank, n.a. with these instructions:


UMB Bank, n.a.
ABA Number 101000695
For credit to SmartGrowth Funds
Account Number 9871691861
Further credit to:
Shareholder account number; names(s) of shareholder(s); SSN or TIN, and name of Fund to be purchased


The Funds and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

ADDING TO AN ACCOUNT BY TELEPHONE

You automatically have the privilege to purchase additional shares by telephone unless you have declined this privilege on your account application. To purchase shares by telephone, you must also have ACH instructions on your account because payment for purchases of shares may only be made through an ACH debit of your bank account. You may call 1-888-465-5722 to purchase shares in an existing account.

Investments made by electronic funds transfer must be in amounts of at least $100 and not greater than $50,000.

AUTOMATIC INVESTMENT PLAN ("AIP")

You may purchase Fund shares automatically under the automatic investment program, which allows monies to be transferred directly from your checking or savings account to invest in a Fund.

      o     Purchases may be made on the 5th, 10th, 20th, or 25th of each month.

      o To be eligible, your account must be maintained at a domestic financial institution that is an ACH member.

      o You may sign up for the automatic investment program on your account application or by completing an Account Privileges Change Form.


      o     Minimum initial investment is $1,000.


      o     Minimum subsequent investment is $100.

Please call shareholder services at 1-888-465-5722 for more information about participating in the program. UMBFS will charge your account a $25 fee for any ACH payment that is not honored.

MINIMUM INVESTMENTS


You can open an account with a Fund with a minimum initial investment of $1,000. The Funds reserve the right to waive the minimum initial and subsequent investment amounts in their sole discretion.


FUND CODES

Each Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase Class A Shares, check daily net asset value per share ("NAV") or get additional information.


           Fund Name                    Trading Symbol     CUSIP      Fund Code
--------------------------------------------------------------------------------
  SmartGrowth (R) Lipper(R)             LPCAX        00764Q 785      901
  Optimal Conservative Index
             Fund
--------------------------------------------------------------------------------
  SmartGrowth (R) Lipper(R)             LPMAX        00764Q 777      902
  Optimal Moderate Index Fund
--------------------------------------------------------------------------------
  SmartGrowth (R) Lipper(R)             LPGAX        00764Q 769      903
  Optimal Growth Index Fund
--------------------------------------------------------------------------------


HOW TO REDEEM FUND SHARES

REDEMPTION BY MAIL

You may mail your redemption request to:

BY MAIL:
UMB Fund Services
c/o SmartGrowth Funds
P.O. Box 2085
Milwaukee, WI 53201

BY OVERNIGHT OR EXPRESS MAIL:
UMB Fund Services
c/o SmartGrowth Funds
803 West Michigan Street
Milwaukee, WI 53233

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.

It is important that your redemption request be mailed to the correct address and be in good order. If a redemption request is inadvertently sent to the Funds at their corporate address, it will be forwarded to UMB, and the redemption request will be processed at the next NAV calculated after receipt in good order. No redemption will be made until a request is submitted in good order.

A redemption request is considered to be in "good order" if the following information is included:

      o     The name of the Fund;

      o     The dollar amount or number of shares being redeemed;

      o     The account number; and

      o The signatures of all shareholders (including a Medallion signature guarantee when necessary).

Redemption requests for accounts in the names of corporations, fiduciaries and institutions may require additional documents, such as corporate resolutions, certificates of incumbency or copies of trust documents. Please contact shareholder services at 1-888-465-5722 for additional information.

If your request is not in good order, you or your intermediary will be notified and provided with the opportunity to make such changes or additions as necessary to be considered in good order. Your request will be considered to be in good order only after all required changes or additions have been made.

REDEMPTION BY TELEPHONE


You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application. Call shareholder services at 1-888-465-5722 between 8:30 a.m. and 6:30 p.m. Eastern Time. You may redeem as little as $100 and as much as $50,000 by telephone.


Note: Neither the Funds nor their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting that you correctly state:

      o     Your account number;

      o     The name in which your account is registered;

      o The Social Security or Taxpayer Identification Number under which the account is registered; and

      o     The address of the account holder, as stated in the Purchase
            Application.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $25,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

ADDITIONAL REDEMPTION PROVISIONS

Once we receive your order to redeem shares, you may not revoke or cancel it. We cannot accept an order to redeem that specifies a particular date, price or any other special conditions.

If you are an IRA shareholder, you must indicate on your redemption request whether to withhold federal income tax. If your redemption request fails to make an indication, your redemption proceeds will be subject to withholding.

If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed. Your AIP, if any, will be cancelled.

The Funds reserve the right to suspend the redemption of Fund shares when the securities markets are closed, trading is restricted for any reason, an emergency exists and disposal of securities owned by a Fund is not reasonably practicable, or the SEC permits the suspension of the right of redemption or the postponement of the date of payment of a redemption.

REDEEMING THROUGH FINANCIAL INTERMEDIARIES

A broker-dealer, financial institution, or other service provider may charge a fee to redeem your Fund shares. If the financial intermediary is the shareholder of record, a Fund may accept redemption requests only from that financial intermediary.

MEDALLION SIGNATURE GUARANTEE

In addition to the requirements discussed above, a Medallion signature guarantee will be required for:

      o Redemptions made by wire transfer to a bank other than the bank of record;

      o Redemptions payable other than exactly as the account is registered or for accounts whose ownership has changed;

      o Redemptions mailed to an address other than the address on the account or to an address that has been changed within 30 days of the redemption request;

      o     Redemptions over $50,000;

      o     Adding the telephone redemption option to an existing account;

      o     Changing ownership of your account; or

      o Adding or changing automated bank instructions to an existing account.

The Funds reserve the right to require a Medallion signature guarantee under other circumstances. Medallion signature guarantees may generally be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). A notary public is not an acceptable signature guarantor.

EXCHANGING SHARES

At no charge, you may exchange Class A Shares of a Fund for Class A Shares of another Fund in the SmartGrowth Fund complex by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Market Timing Policies and Procedures."

CHOOSING A DISTRIBUTION OPTION

When you complete your account application, you may choose from three distribution options.

1. You may invest all income dividends and capital gains distributions in additional shares of a Fund. This option is assigned automatically if no other choice is made.

2. You may elect to receive income dividends and capital gains distributions in cash.

3. You may elect to receive income dividends in cash and to reinvest capital gains distributions in additional shares of a Fund.

If you elect to receive distributions and dividends by check and the post office cannot deliver your check, or if your check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at a Fund's then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. You may change your election at any time. Your request for a change must be received in writing by UMBFS prior to the record date for the distribution for which a change is requested.

HOUSEHOLDING

In an effort to decrease costs, the Funds will start reducing the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free at 1-888-465-5722 to request individual copies of these documents, or if your shares are held through a financial intermediary please contact them directly. The Funds will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE


When you buy shares, you pay the "offering price" for the shares. The offering price is the NAV per share plus any sales charge applicable to the purchase. When you sell shares you receive the NAV minus any applicable Contingent Deferred Sales Charges ("CDSC") and redemption fee.

You may buy or sell shares of a Fund on each day the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Requests to buy and sell shares of a Fund are processed at the NAV next computed after the Fund receives and accepts your order. The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). To receive the NAV on any given day, the Fund must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- each Fund will calculate NAV as of the earlier closing time.


The Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from a Fund through its transfer agent, you may also buy or sell shares of a Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds' transfer agent in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

SALES CHARGES

FRONT-END SALES CHARGES - CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives and accepts your request, plus the front-end sales load. Selling dealers are normally reallowed 90% of the sales charge by the Distributor. The amount of any front-end sales charge included in your offering price for Class A Shares varies, depending on the amount of your investment:

                                           YOUR SALES CHARGE AS A   YOUR SALES CHARGE AS A   BROKER REALLOWANCE
                                                 PERCENTAGE               PERCENTAGE             PERCENTAGE
CLASS A  SHARES   IF YOUR INVESTMENT IS:      OF OFFERING PRICE     OF YOUR NET INVESTMENT   OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------
                  LESS THAN $100,000                4.75%                    4.99%                  4.28%
                  $100,000 BUT LESS THAN
                  $250,000                          3.75%                    3.90%                  3.38%
                  $250,000 BUT LESS THAN
                  $500,000                          2.75%                    2.83%                  2.48%
                  $500,000 BUT LESS THAN
                  $1,000,000                        2.00%                    2.04%                  1.80%
                  $1,000,000 AND OVER(1)            None                     None                   None

(1) Even though you do not pay a front-end sales charge on purchases of $1,000,000 or more, these purchases may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 12 months of purchase. The CDSC is used to reimburse the Adviser for paying dealers a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your purchase. See "Contingent Deferred Sales Charge (CDCS) --Class A Shares."
                                       25

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. See "Reduced Sales Charges" on the following page.

WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

o     through reinvestment of dividends and distributions;

o through a Hennion & Walsh asset allocation account advised by the Adviser or one of its affiliates;

o by persons repurchasing shares they redeemed within the last 90 days (see "Repurchase of Class A Shares");

o by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 90 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

o by employees, and members of their immediate family, of the Adviser and its affiliates;

o     by employees and retirees of the Administrator or Distributor;

o     by Trustees and officers of The Advisors' Inner Circle Fund II;

o by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously with the Adviser;

o by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with the Adviser acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

REDUCED SALES CHARGE - CLASS A SHARES

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, a Fund or its agent may request account statements if it is unable to verify your account information.

RIGHTS OF ACCUMULATION

In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the Transfer Agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at the Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT

You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE

When calculating the appropriate sales charge rate, a Fund will combine same-day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES

Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals
-----------

o an individual, his or her spouse, or children residing in the same household;

o     any trust established exclusively for the benefit of an individual;

Trustees and Fiduciaries
------------------------

o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account; and

Other Groups
------------

o any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of a Fund held in all accounts (E.G., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the Distributor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

CONTINGENT DEFERRED SALES CHARGES (CDSC) -- CLASS A SHARES

You will not pay a front-end sales charge if you purchase $1,000,000 or more of Class A Shares. In these circumstances, the offering price of Class A Shares is the NAV. If you purchase $1,000,000 or more of Class A Shares and sell your shares within 12 months after your purchase, you may pay a CDSC of 1.00% on the lesser of (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after the Fund receives your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class A Shares of one Fund for Class A Shares of another Fund. The CDSC is used to reimburse the Adviser for paying dealers a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your purchase.

PAYMENT OF REDEMPTION PROCEEDS


Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (proceeds wired to your bank account will be subject to a $15 fee). The Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form, meaning that it is complete and contains all necessary information, and has all supporting documentation (such as proper Medallion signature guarantees, IRA rollover forms, etc.). The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Medallion signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to insure proper authorization. If you redeem shares that were recently purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.


IN-KIND TRANSACTIONS

Under certain conditions and at the Funds' discretion, you may pay for shares of the Funds with securities instead of cash. The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sold them.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the need to sell your shares. If your shares are redeemed for this reason within 7 calendar days of their purchase, the redemption fee will not be applied.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial intermediary transact with the Funds over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION OF FUND SHARES


The Funds have adopted a distribution plan for Class A Shares that allows the Funds to pay distribution for the sale and distribution of their shares, and for distributor services provided to shareholders. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Class A Shares is 0.25%.


SHAREHOLDER SERVICING ARRANGEMENTS


The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of a Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the U.S. Securities and Exchange Commission ("SEC") and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.


OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, because the Funds indirectly invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than Funds investing in U.S. securities.

In instances where a significant event that affects the value of one or more foreign securities held by an underlying ETF takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares by virtue of their Fund share transaction, if those prices reflect the fair value of the foreign securities. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

For more information on how the Funds use fair value pricing, see "Calculating Your Share Price." The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

o Shareholders are restricted from making more than five "round trips" including exchanges into or out of a Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

o The Funds assess a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 7 calendar days (subject to certain exceptions as discussed in "Redemption Fee").

o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.


The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon its request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.


REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of such trading, each Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 7 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to the exchange of shares or shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'.

Each Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is in the best interests of the Fund, including certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) failed verifications; (v) involuntary redemptions; and

(vi) retirement loans and withdrawals. The redemption fee will not be applied on redemptions made within the 7 calendar day period because the account does not meet the applicable minimum account size or because the Fund is unable to verify the accountholder's identity within a reasonable time after the account is opened.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

However, each Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, each Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications. If your account is closed for this reason, the redemption fee will not be applied. You will not be entitled to recover any sales charges paid in connection with your purchase of Fund Shares.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

Normally, each Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Each Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.


Each Fund intends to make an election to be taxable as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund, however, intends to make investments in ETFs and ETNs, the tax consequences of which are uncertain for purposes of meeting the RIC qualification requirements, including the RIC qualifying income test. The RIC qualifying income test is determined on an annual basis, so it is difficult to predict whether a Fund will meet this test if it matches adjustments to its respective index and such adjustments negatively affect the character of the income received by a Fund under these rules. Each Fund intends to monitor their investments in ETFs and ETNs in an effort to limit its non-qualifying income under the Qualifying Income Requirement to be under 10% of each Fund's gross income.


Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year the Funds will send you a statement showing the types and total amount of distributions you received during the previous year. You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-888-465-5722 to find out when the Fund expects to make a distribution to shareholders.

Each sale of shares of a Fund may be a taxable event. A sale may result in a capital gain or loss to you. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Funds. The information is intended to help you understand the Funds' financial performance for the period of the Funds' operations. Some of this information reflects financial information for a single Fund share. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been derived from the Funds' financial statements, which have been audited by Ernst & Young LLP whose report, along with the Funds' financial statements, is included in the Funds' Annual Report. The report of Ernst & Young LLP, along with the Funds' financial statements and related notes, appears in the Annual Report that accompanies the Statement of Additional Information. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-888-465-5722.

SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FOR THE PERIOD ENDED JANUARY 31, 2008(1)

----------------------------------------------------------------------------------------------------------
                            NET REALIZED
   NET ASSET       NET           AND
     VALUE,    INVESTMENT    UNREALIZED                     NET         NET         TOTAL       NET ASSET
   BEGINNING     INCOME        GAIN ON     TOTAL FROM   INVESTMENT   REALIZED   DIVIDENDS AND    END OF
   OF PERIOD    (LOSS)(2)    INVESTMENTS   OPERATIONS     INCOME       GAINS    DISTRIBUTIONS    PERIOD
----------------------------------------------------------------------------------------------------------
SmartGrowth(R) Lipper(TM) Optimal Conservative Index Fund
----------------------------------------------------------------------------------------------------------
     $10.00      $ 0.07         $0.35         $0.42       $(0.06)     $(0.01)       $(0.07)       $10.35
----------------------------------------------------------------------------------------------------------
SmartGrowth(R) Lipper(TM) Optimal Moderate Index Fund
----------------------------------------------------------------------------------------------------------
     $10.00      $ 0.04         $0.48         $0.52       $(0.04)     $(0.05)       $(0.09)       $10.43
----------------------------------------------------------------------------------------------------------
SmartGrowth(R) Lipper(TM) Optimal Growth Index Fund
----------------------------------------------------------------------------------------------------------
     $10.00      $(0.03)        $1.06         $1.03            -      $(0.12)       $(0.12)       $10.91
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                         RATIO OF EXPENSES   RATIO OF NET
                                         TO AVERAGE NET      INVESTMENT
                            RATIO OF    ASSETS (EXCLUDING      INCOME
            NET ASSETS      EXPENSES         WAIVERS         (LOSS) TO     PORTFOLIO
  TOTAL    END OF PERIOD   TO AVERAGE          AND            AVERAGE       TURNOVER
 RETURN+    (THOUSANDS)    NET ASSETS    REIMBURSEMENTS)     NET ASSETS       RATE
-------------------------------------------------------------------------------------
SmartGrowth(R) Lipper(TM) Optimal Conservative Index Fund
---------------------------------------------------------------------------------------------------
   4.20%       $  389         1.50%*          52.47%*           1.10%*        260%**
---------------------------------------------------------------------------------------------------
SmartGrowth(R) Lipper(TM) Optimal Moderate Index Fund
---------------------------------------------------------------------------------------------------
   5.22%       $2,633         1.50%*          16.52%*           0.57%*        256%**
---------------------------------------------------------------------------------------------------
SmartGrowth(R) Lipper(TM) Optimal Growth Index Fund
---------------------------------------------------------------------------------------------------
  10.33%       $6,892         1.50%*          14.23%*          (0.36)%*       225%**
---------------------------------------------------------------------------------------------------

----------

(1) Commenced Operations on June 1, 2007.

(2) Per share data calculated using average shares method.

+ Total return is for the period indicated and has not been annualized. Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return excludes applicable sales charges.

 * Annualized.

** Not Annualized.

                                SMARTGROWTH FUNDS

INVESTMENT ADVISER

Hennion & Walsh Asset Management, Inc.
2001 Route 46, Waterview Plaza
Parsippany, NJ 07054

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI includes detailed information about the Funds and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Funds' portfolio manager about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Funds' holdings and detailed financial information about the Funds.

TO OBTAIN AN SAI OR MORE INFORMATION:

BY TELEPHONE: 1-888-465-5722

BY MAIL:      UMB Fund Services
              c/o SmartGrowth Funds
              P.O. Box 2085
              Milwaukee, WI 53201-2085


BY INTERNET:  WWW.SMARTGROWTHFUNDS.COM


FROM THE SEC: You can also obtain the SAI, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.


                                                                 HWM-PS-001-0200

                       THE ADVISORS' INNER CIRCLE FUND II


                                   PROSPECTUS
                                  MAY 31, 2008

            SMARTGROWTH (R) LIPPER(R) OPTIMAL CONSERVATIVE INDEX FUND
              SMARTGROWTH (R) LIPPER(R) OPTIMAL MODERATE INDEX FUND
               SMARTGROWTH (R) LIPPER(R) OPTIMAL GROWTH INDEX FUND


                           INSTITUTIONAL CLASS SHARES

                               INVESTMENT ADVISER:
                     HENNION & WALSH ASSET MANAGEMENT, INC.

   THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The SmartGrowth (R) Lipper(R) Optimal Conservative Index Fund, the SmartGrowth
(R) Lipper(R) Optimal Moderate Index Fund and the SmartGrowth (R) Lipper(R) Optimal Growth Index Fund (each, a "Fund," and collectively, the "Funds") are each a separate series of The Advisors' Inner Circle Fund II (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Institutional Class Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:


                                                                         PAGE
SMARTGROWTH (R) LIPPER(R) OPTIMAL CONSERVATIVE INDEX FUND
   PRINCIPAL INVESTMENT STRATEGIES AND RISKS ......................      2
   PERFORMANCE INFORMATION ........................................      5
   FUND FEES AND EXPENSES .........................................      5
SMARTGROWTH (R) LIPPER(R) OPTIMAL MODERATE INDEX FUND
   PRINCIPAL INVESTMENT STRATEGIES AND RISKS ......................      7
   PERFORMANCE INFORMATION ........................................      10
   FUND FEES AND EXPENSES .........................................      10
SMARTGROWTH (R) LIPPER(R) OPTIMAL GROWTH INDEX FUND
   PRINCIPAL INVESTMENT STRATEGIES AND RISKS ......................      12
   PERFORMANCE INFORMATION ........................................      15
   FUND FEES AND EXPENSES .........................................      15
MORE INFORMATION ABOUT PRINCIPAL RISK .............................      17
MORE INFORMATION ABOUT FUND INVESTMENTS ...........................      17
INFORMATION ABOUT PORTFOLIO HOLDINGS ..............................      18
INVESTMENT ADVISER ................................................      18
PORTFOLIO MANAGER .................................................      19
PURCHASING AND SELLING FUND SHARES ................................      19
SHAREHOLDER SERVICING ARRANGEMENTS ................................      26
PAYMENTS TO FINANCIAL INTERMEDIARIES ..............................      27
OTHER POLICIES ....................................................      27
DIVIDENDS AND DISTRIBUTIONS .......................................      30
TAXES .............................................................      30
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS ....................   Back Cover

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund invests in exchange-traded funds ("ETFs"), which are pooled investment vehicles such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. The Funds may also invest in exchange- traded notes ("ETNs"), which are debt securities of an issuer that are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. The investment adviser invests Fund assets in a way that it believes will help each Fund achieve its goal of tracking its respective index. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. You could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the ETNs or ETFs held by the Fund. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the ETNs or the types of investments an underlying ETF owns and the markets in which they trade. The effect on a Fund of a change in the value of a single investment of an underlying ETF will depend on how widely the underlying ETF diversifies its holdings.

The Funds each track the performance of a separate index of ETFs and ETNs, as described below. These indices were developed by Lipper(R) in December 2006 and cover a range of investor risk profiles.

--------------------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal Conservative   LIPPER(R) OPTIMAL CONSERVATIVE INDEX - a
Index Fund                                       target risk benchmark consisting of a
                                                 select group of ETFs and ETNs, rebalanced
                                                 quarterly, designed to maximize returns
                                                 given a low degree of volatility.

--------------------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal Moderate       LIPPER(R) OPTIMAL MODERATE INDEX - a target
Index Fund                                       risk benchmark consisting of a select group
                                                 of ETFs and ETNs, rebalanced quarterly,
                                                 designed to maximize returns given a
                                                 moderate degree of volatility.

--------------------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal Growth Index   LIPPER(R) OPTIMAL GROWTH INDEX - a target
Fund                                             risk benchmark consisting of a select group
                                                 of ETFs and ETNs, rebalanced quarterly,
                                                 designed to maximize returns given a high
                                                 degree of volatility.

--------------------------------------------------------------------------------------------

                            SMARTGROWTH (R) LIPPER(R)
                         OPTIMAL CONSERVATIVE INDEX FUND

FUND INVESTMENT OBJECTIVE


The Fund's investment objective is to track the performance of the Lipper(R) Optimal Conservative Index.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests in exchange-traded funds ("ETFs") and exchange-traded notes ("ETNs") included in the Lipper(R) Optimal Conservative Index (the "Conservative Index"). The Conservative Index generally is comprised of ETFs and, as a result, the Fund expects to operate as a "fund of funds" (or a "fund of ETFs"). The ETFs that comprise the Conservative Index are pooled investment vehicles whose shares are listed and traded on stock exchanges or otherwise traded in the over-the-counter market. They include, for example, investment companies that are registered under the Investment Company Act of 1940 (the "1940 Act") and other investment vehicles, such as grantor trusts, that are not registered or regulated under the 1940 Act and that typically hold commodities, such as gold or oil, currency or other property that is itself not a security. The Conservative Index may also include ETNs, which are debt securities of an issuer that are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Similar to other debt securities, ETNs tend to have a maturity date and are backed only by the credit of the issuer. ETNs are designed to provide investors access to the returns of various market benchmarks, such as a securities index, currency or investment strategy, less fees and expenses. The Fund may also invest in cash and cash equivalents related to cash flows in and out of the Fund.

Hennion & Walsh Asset Management, Inc. (the "Adviser") intends to manage the Fund's investments such that it tracks the performance of the Conservative Index by investing substantially all of the Fund's assets in the ETFs and ETNs that Lipper includes in the Conservative Index, holding each in approximately the same proportion as its weighting in the Conservative Index. However, if the Conservative Index includes one or more ETFs or ETNs that could jeopardize the Fund's status as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund may exclude such ETFs or ETNs from its portfolio and invest in securities not included in the Conservative Index that the Adviser believes provide investment exposure comparable to that provided by the excluded ETFs or ETNs ("Substitute Securities"), or reallocate assets to the ETFs and ETNs in the portfolio on a pro rata basis.

Although the Fund tries to achieve a correlation of at least 95% between the performance of the Conservative Index and the Fund's investment results on an annual basis (before fees and expenses), the Fund's ability to track the Conservative Index is affected by transaction costs and other expenses, changes in the composition of the Conservative Index, investments in Substitute Securities (including the possible imposition of taxes on such Substitute Securities), and by the timing and amount of shareholder purchases and redemptions, among other things.

The Conservative Index is a target risk benchmark consisting of a select group of ETFs and ETNs, rebalanced quarterly, designed to maximize returns given a low degree of volatility. Lipper applies proprietary criteria to select ETFs and ETNs from the available universe that are believed to be distinct, high-quality and tradable instruments. Lipper then applies a statistical methodology to determine what percentage of each selected ETF or ETN should be included in the Conservative Index in order to achieve a maximum total return potential for a relatively low level of risk. Risk is measured using standard deviation. Standard deviation is a measure of how much the value of the Conservative Index has varied over different time periods. The Conservative Index is expected to be associated with a lower level of risk and a lower total return potential than the Moderate Index and the Growth Index.


PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.


INVESTMENTS IN ETFS - When the Fund invests in ETFs, it will be subject to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETF and the value of the Fund's investment will fluctuate in response to the performance of the ETFs owned by the Fund. In addition to brokerage costs associated with the Fund's purchase and sale of shares of ETFs, ETFs incur fees that are separate from those of the Fund. Accordingly, the Fund's shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). These ETFs typically hold commodities, such as gold or oil, currency or other property that is itself not a security.

INVESTMENTS IN ETNS -The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced market. It is expected that the issuer's credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer's credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund's right to redeem its investment in an ETN, which are meant to be held until maturity. There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

INDEX TRACKING RISK - The Fund's return may not match the return of its index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its index, and also incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of its index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. In addition, in order to preserve its status as a RIC, the Fund may invest in Substitute Securities, whose returns may not correlate precisely with the returns of the index securities excluded from the Fund's portfolio, or reallocate assets to the ETFs and ETNs in the Fund's portfolio on a pro rata basis if certain ETFs or ETNs contained in its index are excluded from the Fund's portfolio because they do not produce qualifying income under the Code.

TAX RISK - Although the Fund may seek to minimize this risk by investing in Substitute Securities, there is a risk that the Fund may not qualify to be treated as a RIC for federal income tax purposes because the securities included in its index may produce an impermissible amount of non-qualifying income for purposes of the RIC qualification tests. The RIC qualifying income test is determined on an annual basis, so it is difficult to predict whether the Fund will meet this test if it matches adjustments to its index and such adjustments negatively affect the character of the income received by the Fund under these rules. A mutual fund that is treated as a RIC generally avoids paying corporate level federal and state income tax provided it distributes substantially all of its net investment income and net realized capital gains to its shareholders. If the Fund fails to qualify as a RIC, the Fund will not be permitted to deduct its distributions from its taxable income and would be subject to federal and state corporate income taxes on its taxable income and capital gains. In addition, shareholders would be subject to tax on the distributions paid by the Fund to the extent such distributions come from the Fund's current or accumulated earnings and profits. Such dividend distributions would likely be eligible for the reduced rates applicable to qualified dividend income and corporate shareholders would be eligible for the dividends received deduction. As a result of being taxed as a regular corporation (without the benefits of the dividends paid deduction available if it were treated as a RIC), the Fund would be subject to potentially significant tax liabilities and the amount of cash available for distribution to Fund shareholders would be significantly reduced. Furthermore, the taxes paid by the Fund would have a negative impact on the Fund's performance. Even if the Fund chooses to replace a security that produces non-qualifying income with Substitute Securities that produce qualifying income, there can be no guarantee that the Fund's investments in such Substitute Securities will prevent the Fund from failing to qualify as a RIC.

CONCENTRATION RISK - To the extent the index which the Fund tracks may be concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. The risk of concentrating Fund investments in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments.


EQUITY RISK - To the extent the ETFs in which the Fund invests hold equity securities, the Fund will be indirectly subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

FIXED INCOME RISK - To the extent the ETFs in which the Fund invests hold fixed income securities, the Fund will be indirectly subject to the risks associated with fixed income investments. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, these risks are often magnified for securities rated below investment grade, often referred to as "junk bonds," and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.

SMALL- AND MID-CAPITALIZATION COMPANY RISK - To the extent the ETFs in which the Fund invests hold securities of small- and/or mid-capitalization companies, the Fund will be indirectly subject to the risks associated with those companies. Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.

FOREIGN COMPANY RISK - To the extent the ETFs in which the Fund invests hold securities of foreign companies, the Fund will be indirectly subject to the risks associated with these companies. Investing in foreign companies, including direct investments and through American Depositary Receipts ("ADRs") which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the investments of the ETFs in which the Fund invests. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.


PERFORMANCE INFORMATION


The Fund does not have a full calendar year of performance, and therefore, has no performance information.


FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

----------------------------------------------------------------------------------------------------------------
                                                                                            INSTITUTIONAL CLASS
                                                                                                  SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                           None
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
(as a percentage of offering price)                                                                 None
----------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)*                                 2.00%
----------------------------------------------------------------------------------------------------------------

* Redemption fee is assessed on redemptions of shares that have been held for less than 7 days. In addition, proceeds wired to your bank account may be subject to a $15 fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


----------------------------------------------------------------------------------------------------------------
                                                                                            INSTITUTIONAL CLASS
                                                                                                  SHARES
----------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                                                           0.50%
----------------------------------------------------------------------------------------------------------------
Other Expenses*                                                                                   51.72%
----------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                                                    0.19%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                                            52.41%
----------------------------------------------------------------------------------------------------------------

*     Other Expenses include custodian, legal and audit expenses.

** The Adviser has voluntarily agreed to reduce fees and reimburse expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) in order to keep the Fund's actual Total Annual Fund Operating Expenses from exceeding 1.25% for Institutional Class Shares. The Adviser may discontinue all or part of this expense limitation reimbursement at any time. In addition, if at any point during the first three years after the expense was incurred it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.25% to recapture any of its prior fee reductions or expense reimbursements.

For more information about Investment Advisory Fees, see "Investment Adviser."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:


-------------------------------------
1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
$3,999   $ 7,207   $ 8,095   $ 8,420
-------------------------------------

                            SMARTGROWTH (R) LIPPER(R)
                           OPTIMAL MODERATE INDEX FUND

FUND INVESTMENT OBJECTIVE


The Fund's investment objective is to track the performance of the Lipper(R) Optimal Moderate Index.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests in exchange-traded funds ("ETFs") and exchange-traded notes ("ETNs") included in the Lipper(R) Optimal Moderate Index (the "Moderate Index"). The Moderate Index generally is comprised of ETFs and, as a result, the Fund expects to operate as a "fund of funds" (or a "fund of ETFs"). The ETFs that comprise the Moderate Index are pooled investment vehicles whose shares are listed and traded on stock exchanges or otherwise traded in the over-the-counter market. They include, for example, investment companies that are registered under the Investment Company Act of 1940 (the "1940 Act") and other investment vehicles, such as grantor trusts, that are not registered or regulated under the 1940 Act and that typically hold commodities, such as gold or oil, currency or other property that is itself not a security. The Moderate Index may also include ETNs, which are debt securities of an issuer that are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Similar to other debt securities, ETNs tend to have a maturity date and are backed only by the credit of the issuer. ETNs are designed to provide investors access to the returns of various market benchmarks, such as a securities index, currency or investment strategy, less fees and expenses. The Fund may also invest in cash and cash equivalents related to cash flows in and out of the Fund.

The Adviser intends to manage the Fund's investments such that it tracks the performance of the Moderate Index by investing substantially all of the Fund's assets in the ETFs and ETNs that Lipper includes in the Moderate Index, holding each in approximately the same proportion as its weighting in the Moderate Index. However, if the Moderate Index includes one or more ETFs or ETNs that could jeopardize the Fund's status as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund may exclude such ETFs or ETNs from its portfolio and invest in securities not included in the Moderate Index that the Adviser believes provide investment exposure comparable to that provided by the excluded ETFs or ETNs ("Substitute Securities"), or reallocate assets to the ETFs and ETNs in the portfolio on a pro rata basis.

Although the Fund tries to achieve a correlation of at least 95% between the performance of the Moderate Index and the Fund's investment results on an annual basis (before fees and expenses), the Fund's ability to track the Moderate Index is affected by transaction costs and other expenses, changes in the composition of the Moderate Index, investments in Substitute Securities (including the possible imposition of taxes on such Substitute Securities), and by the timing and amount of shareholder purchases and redemptions, among other things.

The Moderate Index is a target risk benchmark consisting of a select group of ETFs and ETNs, rebalanced quarterly, designed to maximize returns given a moderate degree of volatility. Lipper applies proprietary criteria to select ETFs and ETNs from the available universe that are believed to be distinct, high-quality and tradable instruments. Lipper then applies a statistical methodology to determine what percentage of each selected ETF or ETN should be included in the Moderate Index in order to achieve a maximum total return potential for a relatively moderate level of risk. Risk is measured using standard deviation. Standard deviation is a measure of how much the value of the Moderate Index has varied over different time periods. The Moderate Index is expected to be associated with a higher level of risk and a higher total return potential than the Conservative Index and a lower level of risk and a lower total return potential than the Growth Index.


PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.


INVESTMENTS IN ETFS - When the Fund invests in ETFs, it will be subject to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETF and the value of the Fund's investment will fluctuate in response to the performance of the ETFs owned by the Fund. In addition to brokerage costs associated with the Fund's purchase and sale of shares of ETFs, ETFs incur fees that are separate from those of the Fund. Accordingly, the Fund's shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). These ETFs typically hold commodities, such as gold or oil, currency or other property that is itself not a security.

INVESTMENTS IN ETNS - The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced market. It is expected that the issuer's credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer's credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund's right to redeem its investment in an ETN, which are meant to be held until maturity. There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

INDEX TRACKING RISK - The Fund's return may not match the return of its index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its index, and also incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of its index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. In addition, in order to preserve its status as a RIC, the Fund may invest in Substitute Securities, whose returns may not correlate precisely with the returns of the index securities excluded from the Fund's portfolio, or reallocate assets to the ETFs and ETNs in the Fund's portfolio on a pro rata basis if certain ETFs or ETNs contained in its index are excluded from the Fund's portfolio because they do not produce qualifying income under the Code.

TAX RISK - Although the Fund may seek to minimize this risk by investing in Substitute Securities, there is a risk that the Fund may not qualify to be treated as a RIC for federal income tax purposes because the securities included in its index may produce an impermissible amount of non-qualifying income for purposes of the RIC qualification tests. The RIC qualifying income test is determined on an annual basis, so it is difficult to predict whether the Fund will meet this test if it matches adjustments to its index and such adjustments negatively affect the character of the income received by the Fund under these rules. A mutual fund that is treated as a RIC generally avoids paying corporate level federal and state income tax provided it distributes substantially all of its net investment income and net realized capital gains to its shareholders. If the Fund fails to qualify as a RIC, the Fund will not be permitted to deduct its distributions from its taxable income and would be subject to federal and state corporate income taxes on its taxable income and capital gains. In addition, shareholders would be subject to tax on the distributions paid by the Fund to the extent such distributions come from the Fund's current or accumulated earnings and profits. Such dividend distributions would likely be eligible for the reduced rates applicable to qualified dividend income and corporate shareholders would be eligible for the dividends received deduction. As a result of being taxed as a regular corporation (without the benefits of the dividends paid deduction available if it were treated as a RIC), the Fund would be subject to potentially significant tax liabilities and the amount of cash available for distribution to Fund shareholders would be significantly reduced. Furthermore, the taxes paid by the Fund would have a negative impact on the Fund's performance. Even if the Fund chooses to replace a security that produces non-qualifying income with Substitute Securities that produce qualifying income, there can be no guarantee that the Fund's investments in such Substitute Securities will prevent the Fund from failing to qualify as a RIC.


CONCENTRATION RISK - To the extent the index which the Fund tracks may be concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. The risk of concentrating Fund investments the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments.

EQUITY RISK - To the extent the ETFs in which the Fund invests hold equity securities, the Fund will be indirectly subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

FIXED INCOME RISK - To the extent the ETFs in which the Fund invests hold fixed income securities, the Fund will be indirectly subject to the risks associated with fixed income investments. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, these risks are often magnified for securities rated below investment grade, often referred to as "junk bonds," and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.


SMALL- AND MID-CAPITALIZATION COMPANY RISK - To the extent the ETFs in which the Fund invests hold securities of small- and/or mid-capitalization companies, the Fund will be indirectly subject to the risks associated with those companies. Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.


FOREIGN COMPANY RISK - To the extent the ETFs in which the Fund invests hold securities of foreign companies, the Fund will be indirectly subject to the risks associated with these companies. Investing in foreign companies, including direct investments and through American Depositary Receipts ("ADRs") which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the investments of the ETFs in which the Fund invests. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.


PERFORMANCE INFORMATION


The Fund does not have a full calendar year of performance, and therefore, has no performance information.


FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-----------------------------------------------------------------------------------------------------------
                                                                                       INSTITUTIONAL CLASS
                                                                                              SHARES
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)           None
-----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                      None
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
(as a percentage of offering price)                                                            None
-----------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)*                            2.00%
-----------------------------------------------------------------------------------------------------------

* Redemption fee is assessed on redemptions of shares that have been held for less than 7 days. In addition, proceeds wired to your bank account may be subject to a $15 fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


-----------------------------------------------------------------------------------------------------------
                                                                                       INSTITUTIONAL CLASS
                                                                                             SHARES
-----------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                                                      0.50%
-----------------------------------------------------------------------------------------------------------
Other Expenses*                                                                              15.77%
-----------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                                               0.19%
-----------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                                       16.46%
-----------------------------------------------------------------------------------------------------------

*     Other Expenses include custodian, legal and audit expenses.

** The Adviser has voluntarily agreed to reduce fees and reimburse expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) in order to keep the Fund's actual Total Annual Fund Operating Expenses from exceeding 1.25% for Institutional Class Shares. The Adviser may discontinue all or part of this expense limitation reimbursement at any time. In addition, if at any point during the first three years after the expense was incurred it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.25% to recapture any of its prior fee reductions or expense reimbursements.

For more information about Investment Advisory Fees, see "Investment Adviser."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:


------------------------------------------
1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------
$1,552    $4,142     $6,173      $9,531
------------------------------------------

                            SMARTGROWTH (R) LIPPER(R)
                            OPTIMAL GROWTH INDEX FUND

FUND INVESTMENT OBJECTIVE


The Fund's investment objective is to track the performance of the Lipper(R) Optimal Growth Index.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests in exchange-traded funds ("ETFs") and exchange-traded notes ("ETNs") included in the Lipper(R) Optimal Growth Index (the "Growth Index"). The Growth Index generally is comprised of ETFs and, as a result, the Fund expects to operate as a "fund of funds" (or a "fund of ETFs"). The ETFs that comprise the Growth Index are pooled investment vehicles whose shares are listed and traded on stock exchanges or otherwise traded in the over-the-counter market. They include, for example, investment companies that are registered under the Investment Company Act of 1940 (the "1940 Act") and other investment vehicles, such as grantor trusts, that are not registered or regulated under the 1940 Act and that typically hold commodities, such as gold or oil, currency or other property that is itself not a security. The Growth Index may also include ETNs, which are debt securities of an issuer that are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Similar to other debt securities, ETNs tend to have a maturity date and are backed only by the credit of the issuer. ETNs are designed to provide investors access to the returns of various market benchmarks, such as a securities index, currency or investment strategy, less fees and expenses. The Fund may also invest in cash and cash equivalents related to cash flows in and out of the Fund.

The Adviser intends to manage the Fund's investments such that it tracks the performance of the Growth Index by investing substantially all of the Fund's assets in the ETFs and ETNs that Lipper includes in the Growth Index, holding each in approximately the same proportion as its weighting in the Growth Index. However, if the Growth Index includes one or more ETFs or ETNs that could jeopardize the Fund's status as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund may exclude such ETFs or ETNs from its portfolio and invest in securities not included in the Growth Index that the Adviser believes provide investment exposure comparable to that provided by the excluded ETFs or ETNs ("Substitute Securities"), or reallocate assets to the ETFs and ETNs in the portfolio on a pro rata basis.

Although the Fund tries to achieve a correlation of at least 95% between the performance of the Growth Index and the Fund's investment results on an annual basis (before fees and expenses), the Fund's ability to track the Growth Index is affected by transaction costs and other expenses, changes in the composition of the Growth Index, investments in Substitute Securities (including the possible imposition of taxes on such Substitute Securities), and by the timing and amount of shareholder purchases and redemptions, among other things.

The Growth Index is a target risk benchmark consisting of a select group of ETFs and ETNs, rebalanced quarterly, designed to maximize returns given a high degree of volatility. Lipper applies proprietary criteria to select ETFs and ETNs from the available universe that are believed to be distinct, high-quality and tradable instruments. Lipper then applies a statistical methodology to determine what percentage of each selected ETF or ETN should be included in the Growth Index in order to achieve a maximum total return potential for a relatively high level of risk. Risk is measured using standard deviation. Standard deviation is a measure of how much the value of the Growth Index has varied over different time periods.

The Growth Index is expected to be associated with a higher level of risk and a higher total return potential than the Moderate Index and the Conservative Index.


PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.


INVESTMENTS IN ETFS - When the Fund invests in ETFs, it will be subject to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETF and the value of the Fund's investment will fluctuate in response to the performance of the ETFs owned by the Fund. In addition to brokerage costs associated with the Fund's purchase and sale of shares of ETFs, ETFs incur fees that are separate from those of the Fund. Accordingly, the Fund's shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). These ETFs typically hold commodities, such as gold or oil, currency or other property that is itself not a security.

INVESTMENTS IN ETNS - The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced market. It is expected that the issuer's credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer's credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund's right to redeem its investment in an ETN, which are meant to be held until maturity. There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

INDEX TRACKING RISK - The Fund's return may not match the return of its index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its index, and also incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of its index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. In addition, in order to preserve its status as a RIC, the Fund may invest in Substitute Securities, whose returns may not correlate precisely with the returns of the index securities excluded from the Fund's portfolio, or reallocate assets to the ETFs and ETNs in the Fund's portfolio on a pro rata basis if certain ETFs or ETNs contained in its index are excluded from the Fund's portfolio because they do not produce qualifying income under the Code.

TAX RISK - Although the Fund may seek to minimize this risk by investing in Substitute Securities, there is a risk that the Fund may not qualify to be treated as a RIC for federal income tax purposes because the securities included in its index may produce an impermissible amount of non-qualifying income for purposes of the RIC qualification tests. The RIC qualifying income test is determined on an annual basis, so it is difficult to predict whether the Fund will meet this test if it matches adjustments to its index and such adjustments negatively affect the character of the income received by the Fund under these rules. A mutual fund that is treated as a RIC generally avoids paying corporate level federal and state income tax provided it distributes substantially all of its net investment income and net realized capital gains to its shareholders. If the Fund fails to qualify as a RIC, the Fund will not be permitted to deduct its distributions from its taxable income and would be subject to federal and state corporate income taxes on its taxable income and capital gains. In addition, shareholders would be subject to tax on the distributions paid by the Fund to the extent such distributions come from the Fund's current or accumulated earnings and profits. Such dividend distributions would likely be eligible for the reduced rates applicable to qualified dividend income and corporate shareholders would be eligible for the dividends received deduction. As a result of being taxed as a regular corporation (without the benefits of the dividends paid deduction available if it were treated as a RIC), the Fund would be subject to potentially significant tax liabilities and the amount of cash available for distribution to Fund shareholders would be significantly reduced. Furthermore, the taxes paid by the Fund would have a negative impact on the Fund's performance. Even if the Fund chooses to replace a security that produces non-qualifying income with Substitute Securities that produce qualifying income, there can be no guarantee that the Fund's investments in such Substitute Securities will prevent the Fund from failing to qualify as a RIC.

CONCENTRATION RISK - To the extent the index which the Fund tracks may be concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. The risk of concentrating Fund investments in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments.


EQUITY RISK - To the extent the ETFs in which the Fund invests hold equity securities, the Fund will be indirectly subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

FIXED INCOME RISK - To the extent the ETFs in which the Fund invests hold fixed income securities, the Fund will be indirectly subject to the risks associated with fixed income investments. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, these risks are often magnified for securities rated below investment grade, often referred to as "junk bonds," and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.


SMALL- AND MID-CAPITALIZATION COMPANY RISK - To the extent the ETFs in which the Fund invests hold securities of small- and/or mid-capitalization companies, the Fund will be indirectly subject to the risks associated with those companies. Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.


FOREIGN COMPANY RISK - To the extent the ETFs in which the Fund invests hold securities of foreign companies, the Fund will be indirectly subject to the risks associated with those companies. Investing in foreign companies, including direct investments and through American Depositary Receipts ("ADRs") which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the investments of the ETFs in which the Fund invests. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.


PERFORMANCE INFORMATION


The Fund does not have a full calendar year of performance, and therefore, has no performance information.


FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-----------------------------------------------------------------------------------------------------------
                                                                                       INSTITUTIONAL CLASS
                                                                                             SHARES
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)           None
-----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                      None
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
(as a percentage of offering price)                                                            None
-----------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)*                            2.00%
-----------------------------------------------------------------------------------------------------------

* Redemption fee is assessed on redemptions of shares that have been held for less than 7 days. In addition, proceeds wired to your bank account may be subject to a $15 fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


-----------------------------------------------------------------------------------------------------------
                                                                                       INSTITUTIONAL CLASS
                                                                                             SHARES
-----------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                                                       0.50%
-----------------------------------------------------------------------------------------------------------
Other Expenses*                                                                               13.48%
-----------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                                                0.30%
-----------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses**                                                        14.28%
-----------------------------------------------------------------------------------------------------------

*     Other Expenses include custodian, legal and audit expenses.

** The Adviser has voluntarily agreed to reduce fees and reimburse expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) in order to keep the Fund's actual Total Annual Fund Operating Expenses from exceeding 1.25% for Institutional Class Shares. The Adviser may discontinue all or part of this expense limitation reimbursement at any time. In addition, if at any point during the first three years after the expense was incurred it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.25% to recapture any of its prior fee reductions or expense reimbursements.

For more information about Investment Advisory Fees, see "Investment Adviser."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:


-----------------------------------------
1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------
$1,362    $3,718     $5,657      $9,133
-----------------------------------------

MORE INFORMATION ABOUT PRINCIPAL RISK


EQUITY RISK - Equity securities in which the underlying ETFs invest include public and privately issued equity securities, common and preferred stocks, warrants, shares of ADRs and rights to subscribe to common stock and convertible securities. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK -- The market value of the underlying ETFs' fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

FOREIGN SECURITY RISK - The underlying ETFs' investments in securities of foreign companies (including direct investments as well as ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.


MORE INFORMATION ABOUT FUND INVESTMENTS


The investments and strategies described in this prospectus are those that each Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Funds may invest up to 100% of their assets in money market instruments and other cash equivalents that would not ordinarily be consistent with their investment objectives. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of investments described in this prospectus. In addition to the investments described in this prospectus, the Funds also may use other strategies and engage in other investment practices that are not part of their principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the Statement of Additional Information.

INVESTMENT ADVISER


Hennion & Walsh Asset Management, Inc., a New Jersey corporation formed in 2003, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 2001 Route 46, Waterview Plaza, Parsippany, New Jersey 07054. The Adviser is an affiliate of Hennion and Walsh, Inc., a full service broker-dealer that has provided investment services since 1990. The Adviser manages and supervises the investment of the Funds' assets on a discretionary basis. As of March 31, 2008, the Adviser had approximately $161 million in assets under management.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.50% based on the average daily net assets of the Funds. The Funds' Adviser has voluntarily agreed to reduce fees and reimburse expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) in order to keep each Fund's actual Total Annual Fund Operating Expenses from exceeding 1.25% for Institutional Class Shares. The Adviser may discontinue all or part of this expense limitation agreement at any time. In addition, if at any point during the first three years after the expense was incurred it becomes unnecessary for the Adviser to reduce fees or make reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.25% to recapture any of its prior fee reductions or expense reimbursements. For the fiscal year ended January 31, 2008, the Adviser received advisory fees (after fee reductions) as a percentage of each Fund's average daily net assets at the following annual rates:

----------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal
   Conservative Index Fund                    0.00%
----------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal
   Moderate Index Fund                        0.00%
----------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal
   Growth Index Fund                          0.00%
----------------------------------------------------

The Adviser has entered into a licensing agreement with Lipper(R) to obtain the right to offer shares of a registered investment company that pursues an investment program that seeks to track the Index and to obtain information and assistance from Lipper(R) to facilitate the operations of the Funds. Fees payable to Lipper(R) under this agreement are paid by the Adviser and not by the Funds.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract with the Adviser can be found in the Fund's Semi-Annual Report to Shareholders dated July 31, 2008.

PORTFOLIO MANAGER

Kevin D. Mahn serves as the portfolio manager for the Funds. The Adviser has employed Mr. Mahn since September of 2004. Prior to joining the Adviser, Mr. Mahn worked at Lehman Brothers in various capacities since September of 1993, leaving as a Senior Vice President. Mr. Mahn received his M.B.A. (Finance) from Fairleigh Dickinson University in 1993 and B.A. (Business Administration) from Muhlenberg College in 1991. Mr. Mahn has also served as an adjunct faculty member of Fairleigh Dickinson University in their Accounting, Economics and Finance Department.


The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund shares.


PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Class Shares of the Funds.

Institutional Class Shares are for individual and institutional investors.

HOW TO PURCHASE FUND SHARES


All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third-party checks, Treasury checks, credit card checks, traveler's checks, checks drawn on banks outside of the United States or starter checks for the purchase of shares, or any other check deemed high risk in the sole discretion of the Funds.


The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Market Timing Policies and Procedures."

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

BY MAIL


You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the fund name. Make your check payable to SmartGrowth Funds.


REGULAR MAIL ADDRESS


UMB Fund Services ("UMBFS")
c/o SmartGrowth Funds
P.O. Box 2085
Milwaukee, WI 53201-2085

EXPRESS MAIL ADDRESS


UMB Fund Services
c/o SmartGrowth Funds
803 West Michigan Street
Milwaukee, WI 53233


The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

NOTE: UMBFS will charge your account a $25 fee for any payment returned. In addition, you will be responsible for any losses suffered by the Funds as a result, such as the cost to the Funds of covering the exchange.

BY WIRE


To open an account by wire, call 1-888-465-5722 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the fund name and your account number). To purchase shares by wire, UMBFS must have received a completed application and issued an account number to you. Call 1-888-465-5722 for instructions prior to wiring the funds.

WIRING INSTRUCTIONS


Send your investment to UMB Bank, n.a. with these instructions:


UMB Bank, n.a.
ABA Number 101000695
For credit to SmartGrowth Funds
Account Number 9871691861
Further credit to:
Shareholder account number; names(s) of shareholder(s); SSN or TIN, and name of Fund to be purchased


The Funds and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

ADDING TO AN ACCOUNT BY TELEPHONE


You automatically have the privilege to purchase additional shares by telephone unless you have declined this privilege on your account application. To purchase shares by telephone, you must also have ACH instructions on your account because payment for purchases of shares may only be made through an ACH debit of your bank account. You may call 1-888-465-5722 to purchase shares in an existing account.


Investments made by electronic funds transfer must be in amounts of at least $100 and not greater than $50,000.

AUTOMATIC INVESTMENT PLAN ("AIP")

You may purchase Fund shares automatically under the automatic investment program, which allows monies to be transferred directly from your checking or savings account to invest in a Fund.


      o     Purchases may be made on the 5th, 10th, 20th, or 25th of each month.

      o To be eligible, your account must be maintained at a domestic financial institution that is an ACH member.

      o You may sign up for the automatic investment program on your account application or by completing an Account Privileges Change Form.


      o     Minimum initial investment is $1,000.

      o     Minimum subsequent investment is $100.

Please call shareholder services at 1-888-465-5722 for more information about participating in the program. UMBFS will charge your account a $25 fee for any ACH payment that is not honored.


MINIMUM INVESTMENTS


You can open an account with a Fund with a minimum initial investment of $250,000. The Funds reserve the right to waive the minimum initial and subsequent investment amounts in their sole discretion.


HOW TO REDEEM FUND SHARES

REDEMPTION BY MAIL

You may mail your redemption request to:


BY MAIL:

UMB Fund Services
c/o SmartGrowth Funds
P.O. Box 2085
Milwaukee, WI 53201

BY OVERNIGHT OR EXPRESS MAIL:

UMB Fund Services
c/o SmartGrowth Funds
803 West Michigan Street
Milwaukee, WI 53233

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.


It is important that your redemption request be mailed to the correct address and be in good order. If a redemption request is inadvertently sent to the Funds at their corporate address, it will be forwarded to UMB, and the redemption request will be processed at the next NAV calculated after receipt in good order. No redemption will be made until a request is submitted in good order.


A redemption request is considered to be in "good order" if the following information is included:

      o     The name of the Fund;

      o     The dollar amount or number of shares being redeemed;

      o     The account number; and

      o The signatures of all shareholders (including a Medallion signature guarantee when necessary).


Redemption requests for accounts in the names of corporations, fiduciaries and institutions may require additional documents, such as corporate resolutions, certificates of incumbency or copies of trust documents. Please contact shareholder services at 1-888-465-5722 for additional information.


If your request is not in good order, you or your intermediary will be notified and provided with the opportunity to make such changes or additions as necessary to be considered in good order. Your request will be considered to be in good order only after all required changes or additions have been made.

REDEMPTION BY TELEPHONE


You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application. Call shareholder services at 1-888-465-5722 between 8:30 a.m. and 6:30 p.m. Eastern Time. You may redeem as little as $100 and as much as $50,000 by telephone.


Note: Neither the Funds nor their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting that you correctly state:

      o     Your account number;

      o     The name in which your account is registered;

      o The Social Security or Taxpayer Identification Number under which the account is registered; and

      o     The address of the account holder, as stated in the Purchase
            Application.

ADDITIONAL REDEMPTION PROVISIONS

Once we receive your order to redeem shares, you may not revoke or cancel it. We cannot accept an order to redeem that specifies a particular date, price or any other special conditions.

If you are an IRA shareholder, you must indicate on your redemption request whether to withhold federal income tax. If your redemption request fails to make an indication, your redemption proceeds will be subject to withholding.

If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed. Your AIP, if any, will be cancelled.

The Funds reserve the right to suspend the redemption of Fund shares when the securities markets are closed, trading is restricted for any reason, an emergency exists and disposal of securities owned by a Fund is not reasonably practicable, or the SEC permits the suspension of the right of redemption or the postponement of the date of payment of a redemption.

REDEEMING THROUGH FINANCIAL INTERMEDIARIES


A broker-dealer, financial institution, or other service provider may charge a fee to redeem your Fund shares. If the financial intermediary is the shareholder of record, a Fund may accept redemption requests only from that financial intermediary.


MEDALLION SIGNATURE GUARANTEE

In addition to the requirements discussed above, a Medallion signature guarantee will be required for:

      o Redemptions made by wire transfer to a bank other than the bank of record;

      o Redemptions payable other than exactly as the account is registered or for accounts whose ownership has changed;

      o Redemptions mailed to an address other than the address on the account or to an address that has been changed within 30 days of the redemption request;


      o     Redemptions over $50,000;


      o     Adding the telephone redemption option to an existing account;

      o     Changing ownership of your account; or

      o Adding or changing automated bank instructions to an existing account.

The Funds reserve the right to require a Medallion signature guarantee under other circumstances. Medallion signature guarantees may generally be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). A notary public is not an acceptable signature guarantor.

EXCHANGING SHARES


At no charge, you may exchange Institutional Class Shares of a Fund for Institutional Class Shares of another Fund in the SmartGrowth Fund complex by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Market Timing Policies and Procedures."

CHOOSING A DISTRIBUTION OPTION

When you complete your account application, you may choose from three distribution options.

1. You may invest all income dividends and capital gains distributions in additional shares of a Fund. This option is assigned automatically if no other choice is made.

2. You may elect to receive income dividends and capital gains distributions in cash.

3. You may elect to receive income dividends in cash and to reinvest capital gains distributions in additional shares of a Fund.

If you elect to receive distributions and dividends by check and the post office cannot deliver your check, or if your check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at a Fund's then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. You may change your election at any time. Your request for a change must be received in writing by UMBFS prior to the record date for the distribution for which a change is requested.

HOUSEHOLDING


In an effort to decrease costs, the Funds will start reducing the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free at 1-888-465-5722 to request individual copies of these documents, or if your shares are held through a financial intermediary please contact them directly. The Funds will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.


TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE

You may buy or sell shares of a Fund on each day the New York Stock Exchange ("NYSE") is open at a price equal to its NAV next computed after it receives and accepts your order. The Funds calculate NAV once each day the NYSE is open for business (a "Business Day") as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). To receive the NAV on any given day, the Fund must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- the Funds will calculate NAV as of the earlier closing time.

The Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from a Fund through its transfer agent, you may also buy or sell shares of a Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds' transfer agent in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an authorized institution, you will have to follow their procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through a financial intermediary or an authorized institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and authorized institutions.

PAYMENT OF REDEMPTION PROCEEDS


Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (proceeds wired to your bank account will be subject to a $15 fee). The Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form, meaning that it is complete and contains all necessary information, and has all supporting documentation (such as proper Medallion signature guarantees, IRA rollover forms, etc.). The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Medallion signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to insure proper authorization. If you redeem shares that were recently purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.


IN-KIND TRANSACTIONS

Under certain conditions and at the Funds' discretion, you may pay for shares of the Funds with securities instead of cash. The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sold them.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES


If your account balance drops below $500 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the need to sell your shares. If your shares are redeemed for this reason within 7 calendar days of their purchase, the redemption fee will not be applied.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial intermediary transact with the Funds over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS


The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of a Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the U.S. Securities and Exchange Commission ("SEC") and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' Statement of Additional Information.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.


OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, because the Funds indirectly invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than Funds investing in U.S. securities.

In instances where a significant event that affects the value of one or more foreign securities held by an underlying ETF takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares by virtue of their Fund share transaction, if those prices reflect the fair value of the foreign securities. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

For more information on how the Funds use fair value pricing, see "Calculating Your Share Price." The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:


o Shareholders are restricted from making more than five "round trips" including exchanges into or out of a Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

o The Funds assess a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 7 calendar days (subject to certain exceptions as discussed in "Redemption Fee").


o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.


The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon its request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.


REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of such trading, each Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 7 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to the exchange of shares or shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'.

Each Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is in the best interests of the Fund, including certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) failed verifications; (v) involuntary redemptions; and (vi) retirement loans and withdrawals. The redemption fee will not be applied on redemptions made within the 7 calendar day period because the account does not meet the applicable minimum account size or because the Fund is unable to verify the accountholder's identity within a reasonable time after the account is opened.


CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

However, each Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, each Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications. If your account is closed for this reason, the redemption fee will not be applied. You will not be entitled to recover any sales charges paid in connection with your purchase of Fund Shares.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

Normally, each Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Each Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.


Each Fund intends to make an election to be taxable as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund, however, intends to make investments in ETFs and ETNs, the tax consequences of which are uncertain for purposes of meeting the RIC qualification requirements, including the RIC qualifying income test. The RIC qualifying income test is determined on an annual basis, so it is difficult to predict whether a Fund will meet this test if it matches adjustments to its respective index and such adjustments negatively affect the character of the income received by a Fund under these rules. Each Fund intends to monitor their investments in ETFs and ETNs in an effort to limit its non-qualifying income under the Qualifying Income Requirement to be under 10% of each Fund's gross income.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year the Funds will send you a statement showing the types and total amount of distributions you received during the previous year. You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-888-465-5722 to find out when the Fund expects to make a distribution to shareholders.


Each sale of shares of a Fund may be a taxable event. A sale may result in a capital gain or loss to you. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                SMARTGROWTH FUNDS


INVESTMENT ADVISER

Hennion & Walsh Asset Management, Inc.
2001 Route 46, Waterview Plaza
Parsippany, NJ 07054

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI includes detailed information about the Funds and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Funds' portfolio manager about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Funds' holdings and detailed financial information about the Funds.


TO OBTAIN AN SAI OR MORE INFORMATION:

BY TELEPHONE:    1-888-465-5722

BY MAIL:         UMB Fund Services
                 c/o SmartGrowth Funds
                 P.O. Box 2085
                 Milwaukee, WI 53201-2085

BY INTERNET:     WWW.SMARTGROWTHFUNDS.COM


FROM THE SEC: You can also obtain the SAI, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.


                                                                 HWM-PS-002-0200

                       STATEMENT OF ADDITIONAL INFORMATION

                       THE ADVISORS' INNER CIRCLE FUND II

                                  MAY 31, 2008

                               INVESTMENT ADVISER:
                                HORIZON ADVISERS
                                 (THE "ADVISER")


This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information about the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and should be read in conjunction with the Funds' prospectuses, each dated May 31, 2008. This SAI relates to the following series of the Trust (each, a "Fund" and collectively, the "Funds"):

              HANCOCK HORIZON TREASURY SECURITIES MONEY MARKET FUND
                     HANCOCK HORIZON PRIME MONEY MARKET FUND
                   HANCOCK HORIZON STRATEGIC INCOME BOND FUND
                           HANCOCK HORIZON VALUE FUND
                           HANCOCK HORIZON GROWTH FUND
                         HANCOCK HORIZON BURKENROAD FUND

This SAI is incorporated by reference into the Funds' prospectuses. The financial statements for each Fund for the fiscal year ended January 31, 2008, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the Trust's 2008 Annual Report to Shareholders with respect to the Funds must accompany the delivery of this SAI. Any Fund's prospectus may be obtained by calling toll-free 1-800-259-1926.

                                TABLE OF CONTENTS


THE FUNDS AND THE TRUST ....................................................   1
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS ............................   2
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS ......................   7
INVESTMENT LIMITATIONS .....................................................  21
THE ADVISER, TRANSFER AGENT AND CUSTODIAN ..................................  25
THE PORTFOLIO MANAGERS .....................................................  27
THE ADMINISTRATOR ..........................................................  28
THE DISTRIBUTOR ............................................................  30
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  31
SHAREHOLDER SERVICES .......................................................  32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..............................  33
LEGAL COUNSEL ..............................................................  33
TRUSTEES AND OFFICERS OF THE TRUST .........................................  33
PURCHASING SHARES ..........................................................  39
REDEEMING SHARES ...........................................................  39
DETERMINATION OF NET ASSET VALUE ...........................................  40
TAXES ......................................................................  40
FUND TRANSACTIONS ..........................................................  43
PORTFOLIO HOLIDNGS .........................................................  46
DESCRIPTION OF SHARES ......................................................  47

SHAREHOLDER LIABILITY ......................................................  48
LIMITATION OF TRUSTEES' LIABILITY ..........................................  48
CODES OF ETHICS ............................................................  48
PROXY VOTING ...............................................................  48
5% AND 25% SHAREHOLDERS ....................................................  49
APPENDIX A - DESCRIPTION OF RATINGS ........................................ A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES .......................... B-1



May 31, 2008

THE FUNDS AND THE TRUST

GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992, as amended and restated as of February 18, 2004 and August 10, 2004. Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in some or all of the following classes: Institutional Class Shares, Institutional Sweep Class Shares, Class A Shares, Class C Shares and Class D Shares. The different classes provide for variations in certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectuses. For more information on shareholder servicing and distribution expenses, see the "Distributor" and "Shareholder Services." The Funds are currently offered in the following classes of shares:


   ------------------------------------------ ----------------------------------

                        FUNDS                               CLASSES
   ------------------------------------------ ----------------------------------
   Treasury Securities Money Market Fund          Trust/Institutional Sweep/A
   ------------------------------------------ ----------------------------------
   Prime Money Market Fund                               Institutional
   ------------------------------------------ ----------------------------------
   Strategic Income Bond Fund                              Trust/A/C
   ------------------------------------------ ----------------------------------
   Value Fund                                              Trust/A/C
   ------------------------------------------ ----------------------------------
   Growth Fund                                             Trust/A/C
   ------------------------------------------ ----------------------------------
   Burkenroad Fund                                            A/D
   ------------------------------------------ ----------------------------------

Each Fund is diversified, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each share of each Fund represents an equal proportionate interest in that Fund. SEE "Description of Shares."



VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The Funds' respective investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, SEE "Description of Permitted Investments" in this SAI.

TREASURY SECURITIES MONEY MARKET FUND

The Fund's investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

The Fund invests exclusively in obligations issued by the U.S. Treasury ("Treasury Obligations") and backed by its full faith and credit, and in repurchase agreements involving such obligations. The Fund is not permitted to lend securities or purchase securities on a when-issued or delayed basis.

The Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the operations of money market funds. Accordingly, the Fund will have an average dollar-weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days (about 13 months) or less, at the time of purchase. Horizon Advisers (the "Adviser") actively adjusts the average maturity of the Fund in response to its outlook on various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

The Fund will use its best efforts to maintain a constant net asset value of $1.00 per share. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is classified as a "diversified" investment company under the 1940 Act.

For additional information regarding Treasury Obligations and repurchase agreements, SEE "Description of Permitted Investments and Risk Factors."

PRIME MONEY MARKET FUND

The Fund's investment objective is to provide investors with a high level of current income consistent with liquidity and the preservation of capital. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

The Fund invests in high quality, short-term domestically sourced U.S. dollar-denominated money market instruments paying a fixed, variable or floating interest rate. These investments include debt obligations of the U.S. Treasury, agencies and instrumentalities of the U.S. government, domestic and foreign banks, domestic and foreign corporate issuers, financial institutions, commercial paper and variable rate demand notes as well as repurchase agreements involving such obligations, asset-backed securities and U.S.

government securities. The Fund may concentrate its investments (invest more than 25% of its assets) in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks that are subject to a similar level of regulation. To the extent that the Fund invests more than 25% of its net assets in bank obligations, it will be exposed to the risks associated with that industry as a whole. The Fund may purchase asset-backed securities rated in the two highest NRSRO ratings categories at the time of investment. In addition, the Fund may acquire securities on a when-issued basis and may buy securities that are subject to puts or standby commitments. The Fund will not invest more than 10% of its net assets in illiquid securities. The Fund reserves the right to enter into reverse repurchase agreements. The Fund may invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies that are comparable to those of the Fund.

The Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the operations of money market funds. Accordingly, the Fund will have an average dollar-weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days (about 13 months) or less, at the time of purchase. The Adviser actively adjusts the average maturity of the Fund in response to its outlook on various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions. In addition, the Fund's portfolio is comprised only of short-term fixed income securities that are rated in the two highest categories by nationally recognized ratings organizations or securities that the Adviser determines are of comparable quality.

The Fund will use its best efforts to maintain a constant net asset value of $1.00 per share. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is classified as a "diversified" investment company under the 1940 Act.

The Fund will use nationally recognized statistical rating organizations ("NRSROs") such as Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") when determining security credit ratings.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, SEE "Description of Permitted Investments and Risk Factors."

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS. Investments by a money market fund are subject to limitations imposed under regulations adopted by the U.S. Securities and Exchange Commission (the "SEC"). These regulations impose certain quality, maturity and diversification restraints on investments by a money market fund. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are: (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or (ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.

STRATEGIC INCOME BOND FUND

The Strategic Income Bond Fund seeks to provide total return through current income and capital appreciation, consistent with the preservation of capital. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets in:
(i) fixed income obligations issued by the U.S. Treasury; (ii) fixed income obligations issued by U.S. government agencies; (iii) mortgage-backed securities; and (iv) U.S. corporate debt that is rated investment grade or higher, I.E., rated in one of the four highest rating categories by an NRSRO, at the time of purchase, or, if not rated, determined to be of comparable quality by the Adviser. Additional fixed income securities in which the Fund may invest consist of: (i) privately issued mortgage-backed securities; (ii) obligations issued by the Canadian government; (iii) asset-backed securities; (iv) guaranteed investment contracts ("GICs"); (v) bank investment contracts ("BICs"); (vi) zero coupon obligations; (vii) floating or variable rate instruments; (viii) money market securities; (ix) convertible securities; (x) restricted securities; (xi) collateralized mortgage-backed securities ("CMOs"); and (xii) other investment companies. This investment policy may be changed by the Fund upon at least 60 days' written notice to shareholders. The Fund may enter into repurchase agreements with respect to any of the foregoing and purchase securities subject to swaps, caps, floors and collars.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

Normally, the Fund will maintain a dollar-weighted average portfolio maturity of five to fifteen years. There are no restrictions on the maturity of any single instrument.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, SEE "Description of Permitted Investments and Risk Factors."

VALUE FUND

The Value Fund seeks to provide long-term capital appreciation with a secondary goal of current income. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

Under normal circumstances, the Fund will invest primarily (at least 80% of its net assets) in U.S. common stocks. The Fund may also purchase the following equity securities: warrants; rights to purchase common stocks; debt securities convertible to common stocks; and preferred stocks. The Fund generally will invest in companies with equity market capitalizations in excess of $2 billion that the Adviser believes have a low current valuation relative to various measures of intrinsic value and potential for capital appreciation based on the soundness of the issuer and the company's relative value based on an analysis of various fundamental financial characteristics, including earnings yield, book value, cash flow, anticipated future growth of dividends and earnings estimates. Although capital appreciation is the primary purpose for investing in a security, the Fund will focus on companies that pay current dividends. The Fund may invest in equity securities of foreign issuers traded in the United States, including American Depositary Receipts ("ADRs"). The Fund may invest to a limited extent (less than 5% of its assets) in real estate investment trusts ("REITs"). The Fund also may invest in money market securities for liquidity purposes.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, SEE "Description of Permitted Investments and Risk Factors."

GROWTH FUND

The Growth Fund's investment objective is long-term capital appreciation. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

Under normal circumstances, the Fund will invest primarily (at least 80% of its net assets) in U.S. common stocks. The Fund may also purchase the following equity securities: purchase warrants; rights to purchase common stocks; debt securities convertible to common stocks; and preferred stocks. The Fund generally will invest in companies with equity market capitalizations in excess of $2 billion whose sales and earnings are expected to grow at an above average rate of return. The Adviser employs a quantitative method of analysis in its investment decision making to choose companies whose sales and earnings are expected to grow at an above average rate. The Adviser's quantitative model screens companies primarily, but not exclusively, in the Russell 1000 Growth Index and assigns weightings to the following quantitative factors: 50% weighting to "earnings block" factors (such as earnings surprise or estimate revision), 30% weighting to "momentum block" factors (such as relative price strength or return on equity momentum), and 20% weighting to "valuation block" factors (such as relative price-to-earnings ratio and cash flow.) The Fund may invest in equity securities of foreign issuers traded in the United States, including ADRs. The Fund may invest to a limited extent (less than 5% of its assets) in REITs. The Fund also may invest in securities issued by money market mutual funds for liquidity purposes.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund also may purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, SEE "Description of Permitted Investments and Risk Factors

BURKENROAD FUND

The Burkenroad Fund's investment objective is long-term capital appreciation. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

The Fund seeks capital appreciation by investing primarily (at least 80% of its net assets) in common stocks and other equity securities of companies with small capitalizations (less than $2 billion) located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. The Fund will be as fully invested as practicable in common stocks under normal conditions. The Adviser intends to utilize

Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and quantitative analysis in its investment decision making. In selecting companies, the Adviser primarily considers a company's sales and expense trends, market position, historic and expected earnings and dividends. The Adviser will diversify the Fund's securities across industry sectors. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated price target, there is a fundamental change in the company's prospects or better investment opportunities become available. The Fund may invest in equity securities of foreign issuers traded in the United States, including ADRs. The Fund also may invest in securities issued by money market mutual funds for liquidity purposes.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objective. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund also may purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities. While the Fund has no current intention to invest in initial public offerings ("IPOs"), and investing in IPOs is not part of the Fund's principal investment strategies, the Fund may buy certain IPOs if they are consistent with the Fund's investment policies.

The Fund's investments may not be as geographically dispersed across the United States as other funds with comparable investment objectives. The Fund is subject to special investment risks to the extent that it concentrates its investments in companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. In particular, changes in economic conditions as well as governmental policies in those states may adversely affect the value of the Fund and its investments.

BURKENROAD REPORTS

The BURKENROAD REPORTS (the "Reports") is an educational program on investment research in which selected students at Tulane University's A.B. Freeman School of Business participate. The program is designed to teach the students how to produce objective investment research by studying publicly-held companies located in the Deep South. Burkenroad Reports focus on companies that traditionally have not been followed by Wall Street analysts. The Reports are based on publicly available reports, company visits and meetings with top management.

The Adviser independently verifies the information contained within the Reports and considers, but does not rely exclusively on, the Reports in making investment decisions for the Fund. The Fund will regularly invest in companies other than those covered by the Burkenroad Reports, and may not own shares of all of the companies covered by the Reports. The Fund and Horizon Advisers are NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name "Burkenroad" from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operations of the Fund.

Neither the Trust nor the Fund is sponsored, sold or promoted by Tulane University ("Tulane"), producer of the Burkenroad Reports. Tulane makes no warranties, express or implied, to shareholders of the Fund or to any member of the public regarding the advisability of owning shares of the Fund. Tulane's only relationship to the Fund, Hancock Bank or Horizon Advisers is the licensing of certain trademarks and trade names of the Burkenroad Reports.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, SEE "Description of Permitted Investments and Risk Factors."

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under the SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover may include the futures contracts in which a Fund may invest since such contracts generally have remaining maturities of less than one year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

For the fiscal years ended January 31, 2007 and 2008, the portfolio turnover rates for each Fund (except for the Treasury Securities and Prime Money Market Funds were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                PORTFOLIO TURNOVER RATES
-------------------------------------------------------------------------------------------------------------------------
                      FUND                                       2007                                2008
------------------------------------------------- ----------------------------------- -----------------------------------
Strategic Income Bond Fund                                       19%                                 14%
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Value Fund                                                       64%                                 60%
------------------------------------------------- ----------------------------------- -----------------------------------
Growth Fund                                                      94%                                 60%
------------------------------------------------- ----------------------------------- -----------------------------------
Burkenroad Fund                                                  22%                                 42%
------------------------------------------------- ----------------------------------- -----------------------------------

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. A Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies.

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES - Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the cardholder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANK OBLIGATIONS - The Funds are not prohibited from investing in obligations of banks that are clients of SEI Investments Company ("SEI") or its subsidiaries or affiliates. However, the purchase of shares of the Funds by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations of the Adviser.

BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations finance the shipment and storage of goods and furnish dollar exchange through the use of bankers' acceptances. Maturities are generally six months or less.

BANK INVESTMENT CONTRACTS - BICs are contracts issued by U.S. banks and savings and loan institutions. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the general account of the bank or savings and loan institution. The bank or savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A BIC provides that this guaranteed interest will not be less than a certain minimum rate. A BIC is a general obligation of the issuing bank or savings and loan institution and not a separate account. The purchase price paid for a BIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

BICs are generally not assignable or transferable without the permission of the issuing bank or savings and loan institution. For this reason, an active secondary market in BICs currently does not exist. Therefore, BICs are considered to be illiquid investments.

CERTIFICATES OF DEPOSIT - Certificates of deposit are interest-bearing instruments with a specific short-term maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

DERIVATIVES - Derivatives are securities that derive their value from other securities. The following are considered derivative securities: options on futures, futures, options (E.G., puts and calls), swap agreements, mortgage-backed securities (collateralized mortgage obligations, real estate mortgage investment conduits, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (E.G., Receipts and STRIPs), privately issued stripped securities (E.G., TGRs, TRs and CATS). SEE elsewhere in this "Description of Permitted Investments" and "General Investment Policies and Risk Factors" for discussion of these various instruments.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event that an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event that an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

EXCHANGE-TRADED FUNDS. The Funds may purchase shares of exchange-traded funds ("ETFs") to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, it may be more costly to own an ETF than to own the underlying securities directly.

FIXED INCOME SECURITIES - Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Funds invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (the "CFTC"). A Fund may use futures contracts and related options for BONA FIDE hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 of the Commodity Exchange Act (the "CEA"). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, no Fund is subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of a Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not hold more than 15% (10% for the Treasury Securities Money Market
Fund) of its net assets in illiquid securities.

TAXABLE MONEY MARKET SECURITIES - Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with an original maturity of one year or less issued by corporations; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

With respect to the Funds, money market securities are considered to include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities issued or guaranteed by non-U.S. governments, which are rated at the time of purchase A-2 or higher by Standard & Poor's ("S&P") or P2 or higher by Moody's, or are determined by the advisers to be of comparable quality; repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; high-grade commercial paper; and other long-and short-term debt instruments which are rated at the time of purchase A-2 or higher by S&P or P2 or higher by Moody's, and which, with respect to such long-term debt instruments, are within 397 days of their maturity, and have a long-term rating of BBB\Baa by S&P and Moody's, respectively.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include, but are not limited to, conventional thirty-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages that underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains.

Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life would be a security's actual average life. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES - These are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. government as are GNMA certificates, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the United States Treasury. Each of GNMA, Fannie Mae and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantees timely payment of monthly principal reduction. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

PRIVATE PASS-THROUGH SECURITIES - These are mortgage-backed securities issued by a non-governmental entity such as a trust, which securities include collateralized mortgage obligations and real estate mortgage investment conduits, that are rated in one of the top three rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") - CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are annually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid. [PLEASE CONFIRM FUNDS USE CMOS]

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS") - A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Treasury.

REITS - A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as "Equity REITs" and "Mortgage REITs". An "Equity REIT" invests primarily in the fee ownership or leasehold ownership of land and buildings; a "Mortgage REIT" invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs and could cause the total loss of investment. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

MUNICIPAL LEASES - Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above.

Municipal lease obligations typically are not backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate, with a possibility of default on the lease obligation and significant loss to the Fund. Under guidelines established by the Board of Trustees, the credit quality of municipal leases will be determined on an ongoing basis, including an assessment of the likelihood that a lease will be canceled.

MUNICIPAL SECURITIES - Municipal Securities consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds.

PARTICIPATION INTERESTS - Participation interests are interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows a Fund to treat the income from the investment as exempt from federal income tax.

OPTIONS - Put and call options for various securities and indices are traded on national securities exchanges. As is consistent with a Fund's investment objectives, options may be used by a Fund from time to time as the Adviser deems to be appropriate. Options will generally be used for hedging purposes.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction" - the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

Although a Fund may engage in option transactions as hedging transactions, there are risks associated with such investments, including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. Each Fund is permitted to engage in option transactions with respect to securities that are permitted investments and related indices. Any Fund that writes call options will write only covered call options.

The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.

REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by each Fund's investment managers. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of each Fund's investment managers, liquidity or other considerations so warrant.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As is consistent with a Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment purposes. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent that it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SECURITIES LENDING - Except for the Treasury Securities Money Market Fund and the Prime Money Market Fund, ehe Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to their Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a fund can invest in securities of other investment companies. The Treasury Securities Money Market Fund and the Prime Money Market Fund may only purchase securities of other investment companies that invest exclusively in money market instruments and operate in compliance with Rule 2a-7 under the 1940 Act. A fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretation thereunder.

SHORT SALES - As is consistent with a Fund's investment objective(s), a Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS") - STRIPs are component parts of U.S. Treasury securities traded through the federal book-entry system. The Adviser will purchase only STRIPS that it determines are liquid or, if illiquid, that do not violate the Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the Adviser will only purchase STRIPS for the Treasury Securities Money Market Fund and the Prime Money Market Fund that have a remaining maturity of 397 days or less. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Money Market Funds.

SHORT-TERM OBLIGATIONS OF STATE AND LOCAL GOVERNMENT ISSUERS - The Funds may, when deemed appropriate by the Adviser and in light of each Fund's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

SWAPS, CAPS, FLOORS AND COLLARS - Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities that a Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount" in return for payments equal to a fixed rate times the same amount for a specific period of time. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investment and its share price and yield.

STANDBY COMMITMENTS - Some securities dealers are willing to sell Municipal Securities to a Fund accompanied by their commitments to repurchase the Municipal Securities prior to maturity, at the Fund's option, for the amortized cost of the Municipal Securities at the time of repurchase. These arrangements are not used to protect against changes in the market value of Municipal Securities. They permit a Fund, however, to remain fully invested and still provide liquidity to satisfy redemptions. The cost of Municipal Securities accompanied by these "standby" commitments could be greater than the cost of Municipal Securities without such commitments. Standby commitments are not marketable or otherwise assignable and have value only to a Fund. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased. However, without a standby commitment, these securities could be more difficult to sell. The Funds may enter into standby commitments only with those dealers whose credit the Adviser believes to be of high quality.

TIME DEPOSITS - Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time;

however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS - Obligations issued or guaranteed by agencies of the U.S. government, including, but not limited to, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. government, including, but not limited to, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. TREASURY AND U.S. GOVERNMENT AGENCY SECURITIES - Any guarantee by the U.S. government of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of that Fund.

U.S. TREASURY OBLIGATIONS - As its principal investment strategy, the Treasury Securities Money Market Fund invests exclusively in U.S. Treasury obligations which consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPs.

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, a Fund will maintain with the custodian a separate account with liquid high-grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems it appropriate.

ZERO COUPON SECURITIES - STRIPS and Receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on

Treasury Securities ("CATS"). Zero coupon securities are sold at a (unusually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, these market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. SEE ALSO "Taxes."

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to each Fund's investment objective, the following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of a Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of: (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy; or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

Each Fund (except for the Prime Money Market Fund) may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total net assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of the Fund's assets.

2. Purchase any securities that would cause more than 25% of the total net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to: (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities; and (ii) repurchase agreements involving such securities. In addition, for the Treasury Securities Money Market Fund only, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulation as U.S. banks or to investments in tax exempt securities issued by governments or political subdivisions of governments.

         For purposes of this limitation: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry;
         (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Borrow money in an amount exceeding 331/3% of the value of its total net assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total net assets.

4. Make loans if, as a result, more than 331/3% of its total net assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The Prime Money Market Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Purchase any securities which would cause 25% or more of the total net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation: (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities.

3.       Borrow money or issue senior securities (as defined under the 1940
         Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board of Trustees.

Each Fund (except for the Prime Money Market Fund) may not:

1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% (10% for the Treasury Securities Money Market Fund) of that Fund's net assets.

2. Purchase securities on margin or effect short sales, except that a Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

4.       Purchase securities while its borrowing exceeds 5% of its total assets.

In addition:

5. The Strategic Income Bond Fund will invest at least 80% of its net assets in: (i) fixed income obligations issued by the U.S. Treasury and U.S. government agencies; (ii) mortgage-backed securities; and (iii) investment grade U.S. corporate debt.

6. The Value Fund will invest at least 80% of its net assets in U.S. common stocks of companies with medium to large capitalizations (in excess of $2 billion).

7. The Growth Fund will invest at least 80% of its net assets in U.S. common stocks of companies with medium to large capitalizations (in excess of $2 billion) whose sales and earnings are expected to grow at an above average rate.

8. The Burkenroad Fund will invest at least 80% of its net assets in common stocks and other equity securities of companies with small capitalizations (less than $2 billion) located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas.

The foregoing percentages are: (i) based on total assets for limitations 2, 3 and 4 and net assets for limitations 1, 5, 6, 7 and 8; (ii) will apply at the time of purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after as a result of a purchase of a security.

The Prime Money Market Fund may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities), if as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or if the Fund would acquire more than 10% of the voting securities of such issuer; provided, however, that the Fund may invest up to 25% of its total net assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total net assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total net assets.

3. Make loans if, as a result, more than 33 1/3% of its total net assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5. Hold illiquid securities in an amount exceeding, in the aggregate, 10% of the Fund's net assets.

Except with respect to the Prime Money Market Fund's policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Prime Money Market Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

THE ADVISER, TRANSFER AGENT AND CUSTODIAN

ADVISORY SERVICES. Horizon Advisers provides investment management services, personal trust, employee benefit, corporate trust and wealth management services. As of March 31, 2008, Horizon Advisers employed approximately 10 people and managed approximately $1 billion in assets. The Adviser is an unincorporated division of Hancock Bank and is a part of Hancock Bank's Trust Department. Hancock Bank is a wholly-owned subsidiary of Hancock Bank Holding Company, a bank holding company headquartered in Gulfport, Mississippi. Hancock Bank's banking activities date to 1899 when Hancock Bank opened its doors in Bay St. Louis with a capitalization of $10,000. As of March 31, 2008, Hancock Bank had total consolidated assets of approximately $6 billion and operated 164 banking offices. It offers commercial, consumer and mortgage loans and deposit services, as well as trust and fiduciary services, to individuals and middle market businesses in its respective market areas. The Adviser and Hancock Bank are responsible for the management of approximately $2.7 billion.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an advisory agreement (the "Advisory Agreement") dated May 31, 2000, as amended and restated as of May 21, 2001, with respect to the Funds. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties under the agreement.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually: (i) by the vote of the Trustees; and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act).

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows: Treasury Securities Money Market Fund, 0.40%; Prime Money Market Fund, 0.20%; Strategic Income Bond Fund, 0.60%; Value Fund, 0.80%; Growth Fund, 0.80%; and Burkenroad Fund, 0.95%. The Funds' Adviser has contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding until May 31, 2009:

-------------------------------- --------------- ---------------- ---------------- ---------- ----------- -----------
                                                  INSTITUTIONAL    INSTITUTIONAL
FUND                              TRUST CLASS      SWEEP CLASS         CLASS        CLASS A    CLASS C     CLASS D
-------------------------------- --------------- ---------------- ---------------- ---------- ----------- -----------
Treasury Securities Money
Market Fund                          0.58%            0.83%              *           1.08%        *           *
-------------------------------- --------------- ---------------- ---------------- ---------- ----------- -----------
Prime Money Market Fund                *                *              0.23%           *          *           *
-------------------------------- --------------- ---------------- ---------------- ---------- ----------- -----------
Strategic Income Bond Fund           0.75%              *                *           1.00%      1.75%         *
-------------------------------- --------------- ---------------- ---------------- ---------- ----------- -----------
Burkenroad Fund                        *                *                *           1.40%        *         1.65%
-------------------------------- --------------- ---------------- ---------------- ---------- ----------- -----------

* This class is not offered for the indicated Fund.

In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements for the Prime Money Market Fund, the Board may permit the Adviser to retain the difference between the total annual Fund operating expenses and 0.23% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of Trust Class, Class A and Class C Shares of the Growth Fund and Value Fund from exceeding the following levels:

------------------------------- -------------- --------------- ----------------

FUND                             TRUST CLASS      CLASS A          CLASS C
------------------------------- -------------- --------------- ----------------
Growth Fund                         1.10%          1.35%            2.10%
------------------------------- -------------- --------------- ----------------
Value Fund                          1.10%          1.35%            2.10%
------------------------------- -------------- --------------- ----------------

These voluntary fee waivers remain in place as of the date of this SAI, but the Adviser may discontinue all or part of these waivers at any time.

The Adviser will not be required to bear expenses of any Fund of the Trust to an extent that would result in a Fund's inability to qualify as a regulated investment company (a "RIC") under provisions of the Internal Revenue Code of 1986, as amended.

For the fiscal years ended January 31, 2006, 2007 and 2008 the Funds paid the following advisory fees to the Adviser:

--------------------------------------------- ------------------------------------ -----------------------------------
                                                        FEES PAID (000'S)                  FEES WAIVED (000'S)
--------------------------------------------- ------------------------------------ -----------------------------------
FUND                                             2006         2007        2008        2006        2007        2008
--------------------------------------------- ----------- ------------- ---------- ----------- ----------- -----------
Treasury Securities Money Market Fund           $1,497       $1,669      $2,236       $266        $234        $78
--------------------------------------------- ----------- ------------- ---------- ----------- ----------- -----------
Prime Money Market Fund                           *           $62          $87         *          $62         $63
--------------------------------------------- ----------- ------------- ---------- ----------- ----------- -----------
Strategic Income Bond Fund                       $496         $579        $666        $132        $139        $99
--------------------------------------------- ----------- ------------- ---------- ----------- ----------- -----------
Value Fund                                       $716         $936       $1,214        $0          $0          $0
--------------------------------------------- ----------- ------------- ---------- ----------- ----------- -----------

--------------------------------------------- ------------------------------------ -----------------------------------
                                                        FEES PAID (000'S)                  FEES WAIVED (000'S)
--------------------------------------------- ------------------------------------ -----------------------------------
FUND                                             2006         2007        2008        2006        2007        2008
--------------------------------------------- ----------- ------------- ---------- ----------- ----------- -----------

Growth Fund                                      $501         $627        $762        $12          $0          $0
--------------------------------------------- ----------- ------------- ---------- ----------- ----------- -----------
Burkenroad Fund                                  $134         $213        $266        $59         $69         $61
--------------------------------------------- ----------- ------------- ---------- ----------- ----------- -----------

*    Not in operation during the period.

TRANSFER AGENCY SERVICES. Hancock Bank also serves as the Funds' transfer agent ("Transfer Agent") under a Transfer Agency and Service Agreement dated May 31, 2000 and amended May 31, 2002. Hancock Bank receives an annual fee of $20,000 per class per Fund on the first ten classes and $17,500 per class for any additional classes under the Transfer Agency and Service Agreement.

CUSTODIAN SERVICES. Hancock Bank acts as custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act. Under the Custody Agreement dated May 31, 2000, the Trust shall pay Hancock Bank at an annual rate, based on each Fund's average daily net assets, of 0.03%, subject to a minimum of $250 per month per Fund.

SHAREHOLDER SERVICES. The Funds and Hancock Bank have also entered into a shareholder servicing agreement pursuant to which Hancock Bank provides certain shareholder services to Class A, Class C, Class D and Institutional Sweep shareholders (the "Service Plan"). Under the Service Plan, Hancock Bank may perform, or may compensate other service providers, including Hancock Investment Services, Inc., for performing the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Funds may pay Hancock Bank a fee at a rate of up to 0.25% annually of the average daily net assets of the Funds attributable to Class A, Class C, Class D and Institutional Sweep Shares subject to the arrangement for provision of shareholder and administrative services. Hancock Bank may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

For the fiscal year ended January 31, 2008, the Funds paid the following shareholder servicing fees to Hancock Bank:

------------------------------------------------------------ ----------------------------------------------
FUND                                                                       FEES PAID (000'S)
------------------------------------------------------------ ----------------------------------------------
Treasury Securities Money Market Fund                                            $845
------------------------------------------------------------ ----------------------------------------------
Strategic Income Bond Fund                                                        $25
------------------------------------------------------------ ----------------------------------------------
Value Fund                                                                        $32
------------------------------------------------------------ ----------------------------------------------
Growth Fund                                                                       $24
------------------------------------------------------------ ----------------------------------------------
Burkenroad Fund                                                                   $17
------------------------------------------------------------ ----------------------------------------------

THE PORTFOLIO MANAGERS

Except for the Treasury Securities Money Market Fund and the Prime Money Market Fund, this section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of the Funds. Each of the Fund's portfolio managers' compensation consists of a base salary and a discretionary cash bonus, which is based on the percentile ranking of each Fund relative to its Lipper Classification's 1-, 3- and 5-year pre-tax performance history. In addition, the parent company of the Adviser, Hancock Bank, may award stock options and restricted stock based on a portfolio manager's tenure and overall performance and the overall success of the Bank. A portfolio manager's base salary is determined at the time of employment and may increase throughout employment.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the "1934 Act").

-------------------------------------------------------- ------------------------------------------------------------------
NAME                                                                     DOLLAR RANGE OF FUND SHARES OWNED*
-------------------------------------------------------- ------------------------------------------------------------------
David Lundgren                                                          $10,001 - $50,000 (Burkenroad Fund)
                                                                         $50,001 - $100,000 (Growth Fund)
                                                                          $50,001 - $100,000 (Value Fund)
-------------------------------------------------------- ------------------------------------------------------------------
John Portwood                                                           $10,001 - $50,000 (Burkenroad Fund)
                                                                          $50,001 - $100,000 (Value Fund)
-------------------------------------------------------- ------------------------------------------------------------------
Jeffery Tanguis                                                    $10,000-$50,000 (Strategic Income Bond Fund)
-------------------------------------------------------- ------------------------------------------------------------------

*    Valuation date is January 31, 2008.

OTHER ACCOUNTS. In addition to the Funds, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information provided below is as of January 31, 2008.

---------------------- -------------------------------- ---------------------------------- --------------------------------
                                 REGISTERED
                            INVESTMENT COMPANIES                  OTHER POOLED
        NAME                (EXCLUDING THE FUNDS)              INVESTMENT VEHICLES                 OTHER ACCOUNTS
---------------------- -------------------------------- ---------------------------------- --------------------------------
                         NUMBER OF                         NUMBER OF                         NUMBER OF
                          ACCOUNTS      TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS
---------------------- --------------- ---------------- ----------------- ---------------- --------------- ----------------
David Lundgren               0               $0                0                $0              325         $432 million
---------------------- --------------- ---------------- ----------------- ---------------- --------------- ----------------
Jeffery Tanguis              0               $0                0                $0              149         $916 million
---------------------- --------------- ---------------- ----------------- ---------------- --------------- ----------------
John Portwood                0               $0                0                $0              102         $135 million
---------------------- --------------- ---------------- ----------------- ---------------- --------------- ----------------

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI

Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund valuation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for each Fund whereby the Administrator provides certain shareholder services to the Funds.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:


  -------------------------------------- ------------------------------------
         FEE (AS A PERCENTAGE OF
     AGGREGATE AVERAGE ANNUAL ASSETS)           AGGREGATE TRUST ASSETS
  -------------------------------------- ------------------------------------
                  0.125%                          First $350 million
  -------------------------------------- ------------------------------------
                  0.10%                           Next $400 million
  -------------------------------------- ------------------------------------
                  0.08%                           Next $750 million
  -------------------------------------- ------------------------------------

The foregoing fee is subject to a minimum annual fee of $400,000, subject to the following qualifications:

o For each Fund opened hereafter, the minimum annual fee will be increased by $75,000; and

o For each additional class of shares of a Fund established after the initial three (3) classes of shares per Fund, the minimum annual fee will be increased by $10,000.

o The Administrator has voluntarily agreed to limit its fee charged to the Prime Money Market Fund to 0.06% of the Fund's daily net assets. The Administrator intends to continue its voluntary waiver, but may discontinue it at any time without notice.

The Trust is separately charged $8 per call for each incoming and outgoing investor service call. Further, if the Trust opens a Fund or a class directed toward retail investors, the Trust's use of the Administrator's Voice Response Unit at the then-prevailing fee.

For the fiscal years ended January 31, 2006, 2007 and 2008, the Administrator received the following fees:

---------------------------------------------------- ------------------------------------ ------------------------------------

                                                              FEES PAID (000'S)                   FEES WAIVED (000'S)
---------------------------------------------------- ------------- ----------- ---------- ----------- ----------- ------------
FUND                                                     2006         2007       2008        2006        2007        2008
---------------------------------------------------- ------------- ----------- ---------- ----------- ----------- ------------

Treasury Securities Money Market Fund                    $427         $477       $575         $0          $0          $0
---------------------------------------------------- ------------- ----------- ---------- ----------- ----------- ------------

Prime Money Market Fund                                   *           $19         $45         *           $0          $19
---------------------------------------------------- ------------- ----------- ---------- ----------- ----------- ------------

Strategic Income Bond Fund                               $94          $110       $114         $0          $0          $0
---------------------------------------------------- ------------- ----------- ---------- ----------- ----------- ------------
                                                                                 $156                     $0          $0
Value Fund                                               $102         $134                    $0
---------------------------------------------------- ------------- ----------- ---------- ----------- ----------- ------------
                                                                                  $98                     $0          $0
Growth Fund                                              $71          $90                     $0
---------------------------------------------------- ------------- ----------- ---------- ----------- ----------- ------------

Burkenroad Fund                                          $16          $26         $29         $0          $0          $0
---------------------------------------------------- ------------- ----------- ---------- ----------- ----------- ------------

*    Not in operation during the period.

THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of the plan or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Class A Shares of the Treasury Securities Money Market Fund pay the Distributor a maximum annual fee of 0.25%, Class C Shares of the Strategic Income Bond Fund, Value Fund and Growth Fund each pay the Distributor a maximum annual fee of 0.75%, and Class D Shares of the Burkenroad Fund pay the Distributor a maximum annual fee of 0.25%, respectively, of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement and who have no direct or indirect financial interest in the operation of the Plan, or in any agreement related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

For the fiscal years ended January 31, 2006, 2007 and 2008, the Funds paid the Distributor the following fees:

--------------------------------------------------     -------------------------------------------------------------------------
                                                                                                     12B-1 FEES
                                                                 12B-1 FEES PAID                  RETAINED BY DISTRIBUTOR
                                                       ----------------------------------     ----------------------------------
FUND                                                     2006         2007         2008         2006        2007       2008
--------------------------------------------------     --------     --------     --------     --------     --------     --------
Treasury Securities  Money Market Fund                 $310,308     $453,210     $714,374     $      0     $      0     $      0
(Class A)
--------------------------------------------------     --------     --------     --------     --------     --------     --------
Strategic Income Bond Fund (Class C)                   $    986     $    954     $    920     $      0     $      0     $      0
--------------------------------------------------     --------     --------     --------     --------     --------     --------
Value Fund (Class C)                                   $  4,336     $  7,077     $ 15,385     $     11     $      3     $     15
--------------------------------------------------     --------     --------     --------     --------     --------     --------
Growth Fund (Class C)                                  $  3,179     $  3,996     $  3,117     $      0     $      0     $      0
--------------------------------------------------     --------     --------     --------     --------     --------     --------
Burkenroad Fund (Class D)                              $  9,937     $ 16,226     $ 17,944     $      8     $     12     $     29
--------------------------------------------------     --------     --------     --------     --------     --------     --------

DEALER REALLOWANCES. Except for the Treasury Securities Money Market Fund, Class A Shares of the Funds are sold subject to a front-end sales charge as described in the prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A Shares.

--------------------------------- -----------------------------------------------------------------------------------
              FUND                               DEALER REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
--------------------------------- -----------------------------------------------------------------------------------
                                               $50,000                      $250,000      $500,000
                                              but less       $100,000       but less      but less
                                  Less than     than      but less than       than          than        $1,000,000
                                   $50,000     $100,000      $250,000       $500,000     $1,000,000      and over
--------------------------------- ----------- ----------- --------------- ------------- ------------- ---------------
Strategic Income Bond Fund          4.00%       3.25%         2.50%          1.75%         1.50%           None
--------------------------------- ----------- ----------- --------------- ------------- ------------- ---------------
Value Fund                          5.25%       4.50%         3.50%          2.50%         2.00%           None
--------------------------------- ----------- ----------- --------------- ------------- ------------- ---------------
Growth Fund                         5.25%       4.50%         3.50%          2.50%         2.00%           None
--------------------------------- ----------- ----------- --------------- ------------- ------------- ---------------
Burkenroad Fund                     5.25%       4.50%         3.50%          2.50%         2.00%           None
--------------------------------- ----------- ----------- --------------- ------------- ------------- ---------------

Dealers that are reallowed the entire amount of the sales charge may be deemed to be underwriters within the meaning of the 1933 Act for the purposes of assessing civil liability.


PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

SHAREHOLDER SERVICES

The Funds have entered into shareholder servicing agreements with third-party service providers (including Hancock Bank as described above under "The Adviser, Transfer Agent and Custodian") pursuant to which the service providers provide certain shareholder services to Class A, Class C, Class D and Institutional Sweep Class shareholders (the "Service Plan"). Under the Service Plan, service providers may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Funds may pay service providers a fee at a rate of up to a maximum of 0.25% annually of the average daily net assets of the Funds attributable to Class A, Class C, Class D and Institutional Sweep Class Shares, respectively, subject to the arrangement for provision of shareholder and administrative services.

For the fiscal years ended January 31, 2006, 2007 and 2008, the Funds paid the following shareholder servicing fees:

------------------------------------------------------------ ----------------------------------------------
                                                                           FEES PAID (000'S)
                                                             --------------- ---------------- -------------
FUND                                                              2006            2007            2008
------------------------------------------------------------ --------------- ---------------- -------------
Treasury Securities Money Market Fund                            $650             $700            $939
------------------------------------------------------------ --------------- ---------------- -------------
Strategic Income Bond Fund                                        $25              $36            $51
------------------------------------------------------------ --------------- ---------------- -------------
Value Fund                                                        $68             $111            $163
------------------------------------------------------------ --------------- ---------------- -------------
Growth Fund                                                       $53              $78            $101
------------------------------------------------------------ --------------- ---------------- -------------
Burkenroad Fund                                                   $35              $56            $70
------------------------------------------------------------ --------------- ---------------- -------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. Ernst & Young LLP performs annual audits of the Funds' financial statements and provides other audit-related services.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Funds and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

---------------------------- ---------------------- ----------------------------- ------------------------------------------
                                    POSITION
                                   WITH TRUST                PRINCIPAL                         OTHER
              NAME AND             AND LENGTH               OCCUPATIONS                    DIRECTORSHIPS
           DATE OF BIRTH            OF TERM               IN PAST 5 YEARS                      HELD
----------------------------------------------------------------------------------------------------------------------------
         INTERESTED TRUSTEES
---------------------------- ---------------------- ----------------------------- ------------------------------------------
Robert Nesher                Chairman of the        SEI employee 1974 to          Trustee of The Advisors' Inner Circle
(08/17/46)                   Board of Trustees*     present; currently            Fund, Bishop Street Funds, SEI Daily
                             (since 1991)           performs various services     Income Trust, SEI Institutional
                                                    on behalf of SEI              International Trust, SEI Institutional
                                                    Investments for which Mr.     Investments Trust, SEI Institutional
                                                    Nesher is compensated.        Managed Trust, SEI Liquid Asset Trust,
                                                    President and Director of     SEI Asset Allocation Trust and SEI Tax
                                                    SEI Opportunity Fund, L.P.    Exempt Trust. Director of SEI Global

---------------------------- ---------------------- ----------------------------- ------------------------------------------
                                    POSITION
                                   WITH TRUST                PRINCIPAL                         OTHER
              NAME AND             AND LENGTH               OCCUPATIONS                    DIRECTORSHIPS
           DATE OF BIRTH            OF TERM               IN PAST 5 YEARS                      HELD
----------------------------------------------------------------------------------------------------------------------------
         INTERESTED TRUSTEES
---------------------------- ---------------------- ----------------------------- ------------------------------------------
                                                    and SEI Structured Credit     Master Fund plc, SEI Global Assets Fund
                                                    Fund, LP. President and       plc, SEI Global Investments Fund plc,
                                                    Chief Executive Officer of    SEI Investments--Global Funds Services,
                                                    SEI Alpha Strategy            Limited, SEI Investments Global,
                                                    Portfolios, LP, June 2007     Limited, SEI Investments (Europe) Ltd.,
                                                    to present.                   SEI Investments--Unit Trust Management
                                                                                  (UK) Limited, SEI Multi-Strategy Funds PLC,
                                                                                  SEI Global Nominee Ltd. and SEI Alpha
                                                                                  Strategy Portfolios, LP.
---------------------------- ---------------------- ----------------------------- ------------------------------------------
William M. Doran             Trustee*                Self-Employed Consultant     Trustee of The Advisors' Inner Circle
(05/26/40)                   (since 1992)           since 2003. Partner at        Fund, Bishop Street Funds, SEI Daily
                                                    Morgan, Lewis & Bockius LLP   Income Trust, SEI Institutional
                                                    (law firm) from 1976 to       International Trust, SEI Institutional
                                                    2003. Counsel to the Trust,   Investments Trust, SEI Institutional
                                                    SEI Investments, SIMC, the    Managed Trust, SEI Liquid Asset Trust,
                                                    Administrator and the         SEI Asset Allocation Trust and SEI Tax
                                                    Distributor.                  Exempt Trust. Director of SEI Alpha
                                                                                  Strategy Portfolios, LP since June 2007.
                                                                                  Director of SEI Investments (Europe),
                                                                                  Limited, SEI Investments--Global Funds
                                                                                  Services, Limited, SEI Investments
                                                                                  Global, Limited, SEI Investments (Asia),
                                                                                  Limited and SEI Asset Korea Co., Ltd.
                                                                                  Director of the Distributor since 2003.
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------- --------------------- ------------------------------ ------------------------------------------
Charles E. Carlbom           Trustee               Self-Employed Business         Trustee of The Advisors' Inner Circle
(08/20/34)                   (since 2005)          Consultant, Business           Fund and Bishop Street Funds; Board
                                                   Projects Inc. since 1997.      Member, Oregon Transfer Co., and O.T.
                                                                                  Logistics, Inc.
---------------------------- --------------------- ------------------------------ ------------------------------------------
John K. Darr                  Trustee               CEO, Office of Finance,        Trustee of The Advisors' Inner Circle
(08/17/44)                    (since 2008)          FHLBanks, from 1992 to 2007.   Fund II and Bishop Street Funds.
                                                                                  Director of Federal Home Loan Bank of
                                                                                  Pittsburgh and Manna, Inc.
---------------------------- --------------------- ------------------------------ ------------------------------------------
Mitchell A. Johnson          Trustee               Retired.                       Trustee of The Advisors' Inner Circle
(03/01/42)                   (since 2005)                                         Fund, Bishop Street Funds, SEI Asset
                                                                                  Allocation Trust, SEI Daily Income
                                                                                  Trust, SEI Institutional International
                                                                                  Trust, SEI Institutional Managed Trust,
                                                                                  SEI Institutional Investments Trust, SEI
                                                                                  Liquid Asset Trust, SEI Tax Exempt Trust

---------------------------- ---------------------- ----------------------------- ------------------------------------------
                                    POSITION
                                   WITH TRUST                PRINCIPAL                         OTHER
              NAME AND             AND LENGTH               OCCUPATIONS                    DIRECTORSHIPS
           DATE OF BIRTH            OF TERM               IN PAST 5 YEARS                      HELD
----------------------------------------------------------------------------------------------------------------------------
         INTERESTED TRUSTEES
---------------------------- ---------------------- ----------------------------- ------------------------------------------
                                                                                  and SEI Alpha Strategy Portfolios, LP.
                                                                                  Director, Federal Agricultural Mortgage
                                                                                  Corporation (Farmer Mac) since 1997.
---------------------------- --------------------- ------------------------------ ------------------------------------------
Betty L. Krikorian           Trustee               Self-Employed Legal and        Trustee of The Advisors' Inner Circle
(01/23/43)                   (since 2005)          Financial Services             Fund and Bishop Street Funds.
                                                   Consultant since 2003.
                                                   Counsel (in-house) for
                                                   State Street Bank from
                                                   1995 to 2003.
---------------------------- --------------------- ------------------------------ ------------------------------------------
James M. Storey              Trustee                Attorney, Solo Practitioner   Trustee/Director of The Advisors' Inner
(04/12/31)                   (since 1994)          since 1994.                    Circle Fund, Bishop Street Funds, U.S.
                                                                                  Charitable Gift Trust, SEI Daily Income
                                                                                  Trust, SEI Institutional International
                                                                                  Trust, SEI Institutional Investments
                                                                                  Trust, SEI Institutional Managed Trust,
                                                                                  SEI Liquid Asset Trust, SEI Asset
                                                                                  Allocation Trust, SEI Tax Exempt Trust
                                                                                  and SEI Alpha Strategy Portfolios, LP.
---------------------------- --------------------- ------------------------------ ------------------------------------------
George J. Sullivan, Jr.      Trustee                Self-employed Consultant,     Trustee/Director of State Street, The
(11/13/42)                   (since 1999)          Newfound Consultants Inc.      Advisors' Inner Circle Fund, Bishop
                                                   since April 1997.              Street Funds, Navigator Securities
                                                                                  Lending Trust, SEI Opportunity Fund,
                                                                                  L.P., SEI Structured Credit Fund, LP,
                                                                                  SEI Daily Income Trust, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid
                                                                                  Asset Trust, SEI Asset Allocation Trust,
                                                                                  SEI Tax Exempt Trust, SEI Alpha Strategy
                                                                                  Portfolios, LP and SEI Mutual Funds
                                                                                  Canada.
---------------------------- --------------------- ------------------------------ ------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

BOARD COMMITTEES.  The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 3 times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 3 times during the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Ms. Krikorian and Messrs. Carlbom, Johnson, Storey, and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds as of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------ --------------------------------------------------------- ---------------------------------------
NAME                                                                                   AGGREGATE DOLLAR RANGE OF
NAME                                 DOLLAR RANGE OF FUND SHARES*                        SHARES (ALL FUNDS)*
---------------------------------------------------------------------------- ---------------------------------------
         INTERESTED TRUSTEES
------------------ --------------------------------------------------------- ---------------------------------------
Nesher                                       None                                             None
------------------ --------------------------------------------------------- ---------------------------------------
Doran                                        None                                             None
--------------------------------------------------------------------------------------------------------------------
         INDEPENDENT TRUSTEES
------------------ --------------------------------------------------------- ---------------------------------------
Carlbom                                      None                                             None
------------------ --------------------------------------------------------- ---------------------------------------
Darr                                         None                                             None
------------------ --------------------------------------------------------- ---------------------------------------
Johnson                                      None                                             None
------------------ --------------------------------------------------------- ---------------------------------------
Krikorian                                    None                                             None
------------------ --------------------------------------------------------- ---------------------------------------
Storey                                       None                                             None
------------------ --------------------------------------------------------- ---------------------------------------
Sullivan                                     None                                             None
------------------ --------------------------------------------------------- ---------------------------------------

*    Valuation date is January 31, 2008

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

========================= =================== ====================== ==================== =========================================
                                               PENSION OR RETIREMENT    ESTIMATED ANNUAL
                                                BENEFITS ACCRUED AS
                                AGGREGATE      PART OF FUND EXPENSES     BENEFITS UPON        TOTAL COMPENSATION FROM THE TRUST AND
NAME                           COMPENSATION                                RETIREMENT                    FUND COMPLEX**
========================= =================== ====================== ==================== =========================================
   Robert A. Nesher*              $0                  $0                     $0                $0 for service on one (1) board
========================= =================== ====================== ==================== =========================================
   William M. Doran*              $0                  $0                     $0                $0 for service on one (1) board
========================= =================== ====================== ==================== =========================================
   Charles E. Carlbom         $13,016.00              $0                     $0            $13,016.00 for service on one (1) board
========================= =================== ====================== ==================== =========================================
      John K. Darr                $0                  $0                     $0                $0 for service on one (1) board
========================= =================== ====================== ==================== =========================================
  Mitchell A. Johnson         $13,016.00              $0                     $0            $13,016.00 for service on one (1) board
========================= =================== ====================== ==================== =========================================
   Betty L. Krikorian         $13,016.00              $0                     $0            $13,016.00 for service on one (1) board
========================= =================== ====================== ==================== =========================================
    James M. Storey           $10,293.00              $0                     $0            $10,293.00 for service on one (1) board
========================= =================== ====================== ==================== =========================================
   George J. Sullivan         $13,016.00              $0                     $0            $13,016.00 for service on one (1) board
========================= =================== ====================== ==================== =========================================

*    A Trustee who is an "interested person" as defined by the 1940 Act.
**   The Trust is the only investment company in the "Fund Complex."


TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, and principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One

Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

-------------------------- -------------------- ---------------------------------------------------------- --------------------
                              POSITION WITH
        NAME AND            TRUST AND LENGTH                   PRINCIPAL OCCUPATIONS                              OTHER
      DATE OF BIRTH              OF TERM                          IN PAST 5 YEARS                           DIRECTORSHIPS HELD
-------------------------- -------------------- ---------------------------------------------------------- --------------------
Philip T. Masterson             President       Managing Director of SEI Investments since 2006. Vice      None.
(03/12/64)                    (since 2008)      President and Assistant Secretary of the Administrator
                                                from 2004 to 2006.  General Counsel of Citco Mutual Fund
                                                Services from 2003 to 2004. Vice President and Associate
                                                Counsel for the Oppenheimer Funds from 2001 to 2003.
-------------------------- -------------------- ---------------------------------------------------------- --------------------
Michael Lawson               Controller and     Director of Fund Accounting since July 2005. Manager of    None.
(10/8/60)                    Chief Financial    Fund Accounting at SEI Investments AVP from April 1995
                                 Officer        through July 2005, excluding February 1998 through
                               (since 2005)     October 1998.
-------------------------- -------------------- ---------------------------------------------------------- --------------------
Russell Emery               Chief Compliance    Chief Compliance Officer of SEI Structured Credit Fund,    None.
(12/18/62)                       Officer        LP and SEI Alpha Strategy Portfolios, LP since June
                              (since 2006)      2007. Chief Compliance Officer of SEI Opportunity Fund,
                                                L.P., SEI Institutional Managed Trust, SEI Asset
                                                Allocation Trust, SEI Institutional International Trust,
                                                SEI Institutional Investments Trust, SEI Daily Income
                                                Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust
                                                since March 2006. Director of Investment Product
                                                Management and Development, SEI Investments, since
                                                February 2003; Senior Investment Analyst - Equity Team,
                                                SEI Investments, from March 2000 to February 2003.
-------------------------- -------------------- ---------------------------------------------------------- --------------------
Carolyn Mead               Vice President and   Counsel at SEI Investments since 2007. Associate at        None.
(07/08/57)                      Secretary       Stradley, Ronon, Stevens & Young from 2004 to 2007.
                              (since 2007)      Counsel at ING Variable Annuities from 1999 to 2002.
-------------------------- -------------------- ---------------------------------------------------------- --------------------
Timothy D. Barto           Vice President and   General Counsel and Secretary of SIMC and the              None.
(03/28/68)                      Assistant       Administrator since 2004.  Vice President of SIMC and
                                Secretary       the Administrator since 1999. Vice President and
                              (since 1999)      Assistant Secretary of SEI Investments since 2001.
                                                Assistant Secretary of SIMC, the Administrator and the
                                                Distributor, and Vice President of the Distributor from
                                                1999 to 2003.
-------------------------- -------------------- ---------------------------------------------------------- --------------------
James Ndiaye                 Vice President     Vice President and Assistant Secretary of SIMC since       None.
(09/11/68)                    and Assistant     2005.  Vice President at Deutsche Asset Management from
                                Secretary       2003 to 2004.  Associate at Morgan, Lewis & Bockius LLP
                              (since 2004)      from 2000 to 2003.
-------------------------- -------------------- ---------------------------------------------------------- --------------------
Sofia A. Rosala              Vice President     Vice President and Assistant Secretary of SIMC and the     None.
(02/01/74)                    and Assistant     Administrator since 2005.  Compliance Officer at SEI
                                Secretary       Investments from 2001 to 2004.
                              (since 2006)
-------------------------- -------------------- ---------------------------------------------------------- --------------------

-------------------------- -------------------- ---------------------------------------------------------- --------------------
                              POSITION WITH
        NAME AND            TRUST AND LENGTH                   PRINCIPAL OCCUPATIONS                              OTHER
      DATE OF BIRTH              OF TERM                          IN PAST 5 YEARS                           DIRECTORSHIPS HELD
-------------------------- -------------------- ---------------------------------------------------------- --------------------
Joseph Gallo                 Vice President     Attorney for SEI Investments since 2007. Associate         None.
(04/29/73)                    and Assistant     Counsel at ICMA-RC from 2004 to 2007.  Assistant
                                Secretary       Secretary of The VantageTrust Company in 2007.
                              (since 2007)      Assistant Secretary of The Vantagepoint Funds from 2006
                                                to 2007. Investigator, U.S. Department of Labor from
                                                2002 to 2004.
-------------------------- -------------------- ---------------------------------------------------------- --------------------
Andrew S. Decker               AML Officer      Compliance Officer and Product Manager of SEI              None.
(08/22/63)                    (since 2008)      Investments since 2005. Vice President of Old Mutual
                                                Capital from 2000 to 2005.
-------------------------- -------------------- ---------------------------------------------------------- --------------------

PURCHASING SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange ("NYSE") (and/or the Federal Reserve for the Money Market Funds) and Hancock Bank are open for business (a "Business Day"). Shares of the Funds are offered on a continuous basis. Currently, the Funds are closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, the Tuesday before Ash Wednesday ("Mardi Gras"), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

REDEEMING SHARES

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Trust has obtained an exemptive order from the SEC that permits a Fund to make in-kind redemptions to those shareholders of the Fund that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

Each Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. Each Fund also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

Trading takes place in various markets on days that are not Business Days and the Funds' net asset values are not calculated. As a result, events affecting the values of the Funds' securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Funds' calculation of net asset values unless the Adviser determines that the particular event may materially affect net asset value, in which case an adjustment will be made.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41) of, and Rule 2a-4 under, the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the official closing price or the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at 4:00 p.m., Eastern Time if a security's principal exchange is normally open at that time). If there is no official closing price and there is no such reported sale on the valuation date, the security is valued at the most recent quoted bid price. If such prices are not available or determined to not represent the fair value of the security as of a Funds pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain federal income tax considerations generally affecting a Fund and its shareholders that are not described in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS. The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. Each Fund intends to qualify and elects to be treated as a RIC under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or certain other income and net income derived from interests in qualified publicly traded partnerships; (ii) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnerships.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends or as qualified dividend income to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders or, in the case of qualified dividend income, for reduced tax rates for individual taxpayers.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions by a Fund of investment company taxable income (excluding net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income (to the extent of the current or accumulated earnings and profits of the Fund) or as qualified dividend income (eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Under current law, the lower tax rates applicable to qualified dividend income will not apply in taxable years beginning after December 31, 2010.

A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

For corporate investors in some of the Funds, dividend distributions that a Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the corporate dividends-received deduction to the extent they would qualify if the Fund was a regular corporation.

Redemptions and exchanges of Fund shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on such shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 28% of any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has not certified to that Fund that such shareholder is not subject to backup withholding; or (4) has failed to certify that he or she is a U.S. citizen or resident alien.

With respect to investments in STRIPs, TRs, TIGRs, CATs and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

FEDERAL EXCISE TAX. If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which the Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. Each Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE TAXES. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.

For the fiscal years ended January 31, 2006, 2007 and 2008, the Funds paid the following aggregate brokerage commissions on fund transactions:

--------------------------------------------- ----------------------------------------------------------------------
FUND                                                  AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------------------------- ----------------------------------------------------------------------
                                                        2006                    2007                  2008
--------------------------------------------- ------------------------- --------------------- ----------------------
Treasury Securities Money Market Fund                    $0                      $0                    $0
--------------------------------------------- ------------------------- --------------------- ----------------------
Prime Money Market Fund                                  *                       $0                    $0
--------------------------------------------- ------------------------- --------------------- ----------------------
Strategic Income Bond Fund                               $0                      $0                    $0
--------------------------------------------- ------------------------- --------------------- ----------------------
Value Fund                                            $217,933                $191,530              $216,366
--------------------------------------------- ------------------------- --------------------- ----------------------
Growth Fund                                           $169,508                $216,654              $154,413
--------------------------------------------- ------------------------- --------------------- ----------------------
Burkenroad Fund                                       $43,309                 $31,739                $45,250
--------------------------------------------- ------------------------- --------------------- ----------------------

*    Not in operation during the period.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

------------------------------------------------ ---------------------------------- ----------------------------------
                                                                                         TOTAL DOLLAR AMOUNT OF
                                                 TOTAL DOLLAR AMOUNT OF BROKERAGE   TRANSACTIONS INVOLVING BROKERAGE
                                                            COMMISSIONS                        COMMISSIONS
FUND                                                   FOR RESEARCH SERVICES              FOR RESEARCH SERVICES
------------------------------------------------ ---------------------------------- ----------------------------------
Treasury Securities Money Market Fund                           $0                                 $0
------------------------------------------------ ---------------------------------- ----------------------------------
Prime Money Market Fund                                         $0                                 $0
------------------------------------------------ ---------------------------------- ----------------------------------
Strategic Income Bond Fund                                      $0                                 $0
------------------------------------------------ ---------------------------------- ----------------------------------
Value Fund                                                   $216,363                         $170,800,265
------------------------------------------------ ---------------------------------- ----------------------------------
Growth Fund                                                  $154,407                         $104,214,248
------------------------------------------------ ---------------------------------- ----------------------------------
Burkenroad Fund                                               $45,248                          $20,368,780
------------------------------------------------ ---------------------------------- ----------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended January 31, 2006, 2007 and 2008, the Funds paid the following aggregate brokerage commissions on fund transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

------------------------------------ ----------------------------------- ----------------------- --------------------------
                                                                                                    PERCENTAGE OF TOTAL
                                         AGGREGATE DOLLAR AMOUNT OF       PERCENTAGE OF TOTAL     BROKERAGE TRANSACTIONS
                                       BROKERAGE COMMISSIONS PAID TO     BROKERAGE COMMISSIONS       EFFECTED THROUGH
                                                 AFFILIATED                PAID TO AFFILIATED           AFFILIATED
                                                BROKERS ($)                   BROKERS (%)               BROKERS (%)
------------------------------------ ---------- ----------- ------------ ----------------------- --------------------------
FUND                                    2006        2007        2008               2008                     2008
------------------------------------ ---------- ----------- ------------ ----------------------- --------------------------
Treasury Securities Money Market
Fund                                     0          0            0                 0                         0
------------------------------------ ---------- ----------- ------------ ----------------------- --------------------------
Prime Money Market Fund                  *          0            0                 0                         0
------------------------------------ ---------- ----------- ------------ ----------------------- --------------------------
Strategic Income Bond Fund               0          0            0                 0                         0
------------------------------------ ---------- ----------- ------------ ----------------------- --------------------------
Value Fund                            39,197      32,590      216,363             100                       100
------------------------------------ ---------- ----------- ------------ ----------------------- --------------------------
Growth Fund                           46,290      91,174      154,407             100                       100
------------------------------------ ---------- ----------- ------------ ----------------------- --------------------------
Burkenroad Fund                       17,129      17,846      45,248              100                       100
------------------------------------ ---------- ----------- ------------ ----------------------- --------------------------

*    Not in operation during the period.

SECURITIES OF "REGULAR BROKER-DEALERS." The Trust is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Trust has acquired during its most recent fiscal year. As of January 31, 2008, the following Funds held securities of the Trust's "regular brokers or dealers" as follows:

------------------------------------ --------------------------- ------------------------- ---------------------------
FUND                                   NAME OF BROKER/DEALER      TYPE OF SECURITY HELD       DOLLAR AMOUNT AT FYE
------------------------------------ --------------------------- ------------------------- ---------------------------
Strategic Income Bond Fund             Lehman Brothers, Inc.               Debt                      $1,000
------------------------------------ --------------------------- ------------------------- ---------------------------

Strategic Income Bond Fund                   Citigroup                     Debt                       $998
------------------------------------ --------------------------- ------------------------- ---------------------------

Strategic Income Bond Fund                 Merrill Lynch                   Debt                       $999
------------------------------------ --------------------------- ------------------------- ---------------------------

Strategic Income Bond Fund                 Morgan Stanley                  Debt                       $967
------------------------------------ --------------------------- ------------------------- ---------------------------

Prime Money Market Fund                   JP Morgan Chase                  Debt                      $1,390
------------------------------------ --------------------------- ------------------------- ---------------------------

Prime Money Market Fund                Lehman Brothers, Inc.               Debt                     $15,536
------------------------------------ --------------------------- ------------------------- ---------------------------

PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter or any affiliated person of the Funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer and Fund portfolio manager(s) (the "Authorized Persons") to dually authorize the release of a Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Persons report quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Funds will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its semi-annual and annual reports which are distributed to Fund shareholders. The Funds' complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in semi-annual and annual reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Funds include only a Summary Schedule rather than a complete schedule of investments in its semi-annual and annual reports, its Form N-CSR will be available without charge, upon request, by calling 1-800-738-2625, extension 77966.

The Fund generally posts on the internet at HTTP://SEI2FUNDS.SEIC.COM/HORIZON, a detailed list of the securities held by the Fund (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. The Fund's investment adviser may exclude any portion of the portfolio holdings from publication when deemed in the best interest of the Fund. The Fund generally posts on the internet at HTTP://SEI2FUNDS.SEIC.COM/HORIZON, the ten largest portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. The postings generally remain until replaced by new postings as described above.



The information on the Funds' website is publicly available.

The Funds' policies and procedures provide that the Authorized Persons, may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times than the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law: (i) required to maintain the confidentiality of the information; and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. The Funds will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

In addition, the Funds' service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds' service providers that would prohibit them from disclosing or trading on the Funds' non-public information. Financial printers, proxy voting service providers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Fund property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Trust's Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that each Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Funds' proxy voting record.

The Trust is required to disclose annually each Fund's complete proxy voting records on Form N-PX. The Funds' proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling 1-800-992-2085 or by writing to the Funds at Hancock Horizon Funds, 2600 Citiplace

Drive, Suite 100, Baton Rouge, Louisiana 70808. The Funds' Form N-PX is also available on the SEC's website at www.sec.gov.

5% AND 25% SHAREHOLDERS

As of May 1, 2008, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

TREASURY SECURITIES MONEY MARKET FUND - TRUST CLASS:

Hanco; P.O. Box 4019, Gulfport, MS 39502-4019; 95.65% or 145,951,372.75

TREASURY SECURITIES MONEY MARKET FUND - INSTITUTIONAL SWEEP CLASS:

Hanco; P.O. Box 4019, Gulfport, MS 39502-4019; 93.63% or 75,448,095.08

Hanco Reinvest; P.O.  Box 4019, Gulfport, MS  39502-4019; 6.36% or 5,132,490.28

TREASURY SECURITIES MONEY MARKET FUND - CLASS A:

Hanco; P.O. Box 4019, Gulfport, MS 39502-4019; 77.52% or 204,662,538.39

NFSC; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 19.08% or 50,391,080.06

STRATEGIC INCOME BOND FUND - TRUST CLASS:

Hanco; P.O. Box 4019, Gulfport, MS 39502-4019; 81.17% or 4,826,645.352 shares

Hanco Reinvest; P.O. Box 4019, Gulfport, MS 39502-4019; 18.83% or 1,119,741.310
shares

STRATEGIC INCOME BOND FUND - CLASS A:

Hanco Reinvest; P.O. Box 4019, Gulfport, MS 39502-4019; 44.95% or 728,019.661
shares

STRATEGIC INCOME BOND FUND - CLASS C:

FundServ Account: FBO Gotech Inc, 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 26.30% or 2,888.130 shares

FundServ Account; FBO Clementine Cushenberry 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 19.44% or 2,134.920 shares

FundServ Account; FBO Ms. Lottie Doskey 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 13.74% or 1,510.093 shares

FundServ Account; FBO Ms. Rosalie Barcelona, 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 13.57% or 1,490.589 shares

FundServ Account; FBO Ms. Mollie Doucet 200 Liberty Street; 1 World Financial Center, New York, NY 10281; 10.80% or 1,186.091 shares

FundServ Account FBO Ms. Kara Whittington; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 7.19% or 789.421 shares

VALUE FUND - TRUST CLASS:

Hanco Gain; P.O. Box 4019; Gulfport, MS 39502-4019; 72.22% or 2,616,059.048
shares

Hanco Reinvest; P O Box 4019, Gulfport, MS 39502-4019; 20.87% or 756,073.279
shares

Central Registration Co of Enid: 324 Broadway, Enid, OK 73707; 6.30% or 228,512.079 shares

VALUE FUND - CLASS A:

Hanco Reinvest; P.O. Box 4019, Gulfport, MS 39502-4019; 19.26% or 552,430.944
shares

VALUE FUND - CLASS C:

FTC & Company, FBO # 00TZE, P.O. Box 17376, Denver, CO 80217; 22.91% or 57,582.176 shares

FTC & Company, FBO # 00P05 P.O. Box 17376, Denver, CO 80217; 13.79% or 34,652.247 shares

Trust Lynx Co, FBO # 00TZE, P.O. Box 17376, Denver, CO 80217; 7.74% or 19,459.761 shares

FTC & Company, FBO 401K Plan, P.O. Box 17376, Denver, CO 80217; 7.03% or 17,657.946 shares

FundServ Account; FBO Counsel Trust; 1251 Waterfront Place, Pittsburgh, PA 15222; 6.02% or 15,120.567 shares

FundServ Account; FBO Pershing LLC 1 Metrotech Center North, Jersey City, NJ 07303-9998; 5.44% or 13,693.687 shares

Trust Lynx Co, FBO # 00L45, P.O. Box 17376, Denver, CO 80217; 5.21% or 13,107.763 shares

GROWTH FUND - TRUST CLASS:

Hanco Gain; P.O. Box 4019; Gulfport, MS 39502-4019; 76.67% or 2,372,204.340
shares

Hanco Reinvest; P O Box 4019; Gulfport, MS 39502-4019; 23.32% or 721,648.576
shares

GROWTH FUND - CLASS A

Hanco Reinvest; P O Box 4019; Gulfport, MS 39502-4019; 25.48% or 552,144.212
shares

GROWTH FUND - CLASS C:

FundServ Account; FBO GoTech Inc.; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 31.47% or 10,105.388 shares

FundServ Account; FBO Dr Robert K Rush; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 11.51% or 3,696.455 shares

FundServ Account; FBO Ramin Mani; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 8.40% or 2,697.495 shares

FundServ Account; FBO Kaleel Salloum Sr.; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 5.74% or 1,844.319 shares

FundServ Account; FBO Wayne Stein.; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 5.46% or 1,753.127 shares

BURKENROAD FUND - CLASS D:

The Administrators of the Tulane Educational Fund; 6401 Freret Street Suite 178, New Orleans, LA 70118; 11.85% or 25,997.802 shares

Gregory W. Clay and Martha H Clay Family Trust; 6668 Avalon; Dallas, TX 75214; 10.61% or 23,301.884 shares

BURKENROAD FUND - CLASS A:

Hanco Reinvest; P.O. Box 4019; Gulfport, MS 39502-4019; 18.55% or 116,260.711
shares

PRIME MONEY MARKET FUND

Hanco; P.O. Box 4019; Gulfport, MS 39502-4019; 100% or 42,070,795.21

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-        Leading market positions in well-established industries.

-        High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. ("Fitch"). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch, which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term Municipal Securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term Municipal Securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

- Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

- Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB--rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in

Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                                   APPENDIX B

                      HORIZON ADVISERS PROXY VOTING POLICY








                                     8/1/03

                              PROXY VOTING POLICIES


                            I. THE BOARD OF DIRECTORS


A.    VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

     o    long-term corporate performance record relative to a market index;

     o    composition of board and key board committees;

     o    nominee's attendance at meetings (past two years);

     o    nominee's investment in the company;

     o    whether a retired CEO sits on the board; and

     o    whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

     o    corporate governance provisions and takeover activity;

     o    board decisions regarding executive pay;

     o    director compensation;

     o    number of other board seats by nominee; and

     o    interlocking directorships.


B.    CHAIRMAN AND CEO IS THE SAME PERSON

We vote on a CASE-BY-CASE basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.


C.    MAJORITY OF INDEPENDENT DIRECTORS

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a CASE-BY-CASE basis.

We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.


D.    STOCK OWNERSHIP REQUIREMENTS

We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.    TERM OF OFFICE

We vote AGAINST shareholder proposals to limit the tenure of outside directors.


F.    DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

We vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; AND (2) only if the director's legal expenses would be covered.


G.    CHARITABLE CONTRIBUTIONS

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.


                               II. PROXY CONTESTS


A.    VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

     o long-term financial performance of the target company relative to its industry;

     o    management's track record;

     o    background to the proxy contest;

     o    qualifications of director nominees (both slates);

     o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

     o    stock ownership positions.


B.    REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

                                  III. AUDITORS


RATIFYING AUDITORS

We vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.


                           IV. PROXY CONTEST DEFENSES


A.    BOARD STRUCTURE:  STAGGERED VS. ANNUAL ELECTIONS

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and to elect all directors annually.


B.    SHAREHOLDER ABILITY TO REMOVE DIRECTORS

We vote AGAINST proposals that provide that directors may be removed ONLY for cause.

We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.


C.    CUMULATIVE VOTING

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.


D.    SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E.    SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

We vote AGAINST proposals to restrict or prohibit shareholder to take action by written consent.

We vote FOR proposals to allow or make easier shareholder action by written consent.


F.    SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

We vote FOR proposals that seek to fix the size of the board.

We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


                            V. TENDER OFFER DEFENSES


A.    POISON PILLS

We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review on a CASE-BY-CASE basis shareholder proposal to redeem a company's poison pill.

We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.


B.    FAIR PRICE PROVISIONS

We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.


C.    GREENMAIL

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.


D.    PALE GREENMAIL

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E.    UNEQUAL VOTING RIGHTS

We vote AGAINST dual class exchange offers.

We vote AGAINST dual class recapitalizations.


F.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.


G.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.


H.    WHITE SQUIRE PLACEMENTS

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


                     VI. MISCELLANEOUS GOVERNANCE PROVISIONS


A.    CONFIDENTIAL VOTING

We vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follow: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote FOR management proposals to adopt confidential voting.


B.    EQUAL ACCESS

We vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.    BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the package items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.


D.    SHAREHOLDER ADVISORY COMMITTEES

We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.


                             VII. CAPITAL STRUCTURE


A.    COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

We use quantitative criteria that measures the number of shares available for issuance after analyzing the company's industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to an allowable cap developed for the company's peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles, and within each quartile an "allowable increase" for company is set. The top quartile performers will have the largest allowable increase.

If the requested increase is greater than the "allowable increase", we will vote AGAINST the proposal.


B.    REVERSE STOCK SPLITS

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.


C.    BLANK CHECK PREFERRED AUTHORIZATION

We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote against the requested increase. If the company does have preferred shares outstanding, we will use the criteria set forth in Section VII A.


D.    SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

We vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.


E.    ADJUST PAR VALUE OF COMMON STOCK

We vote FOR management proposals to reduce the par value of common stock.


F.    PREEMPTIVE RIGHTS

We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.


G.    DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

     o DILUTION - How much will ownership interests of existing shareholders be reduced, and how extreme will dilution to any further earnings be?

     o CHANGE IN CONTROL - Will the transaction result in a change in control of the company?

     o BANKRUPTCY - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.


H.    SHARE REPURCHASE PROGRAMS

We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


                    VIII. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with the cash components of pay. We estimate the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation - which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.

Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.


A.    OBRA-RELATED COMPENSATION PROPOSALS

     o Amendments that Place a Cap on Annual Grant or Amend Administrative Features

          Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

     o    Amendments to Added Performance-Based Goals

          Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

     o    Amendments to Increase Shares and Retain Tax Deductions Under OBRA

          Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

     o    Approval of Cash or Cash-and-Stock Bonus Plans

          Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.


B.    SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTORS PAY

We review on a CASE-BY-CASE basis all shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

C.    GOLDEN AND TIN PARACHUTES

We vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.


D.    EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)


We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).


E.    401(K) EMPLOYEE BENEFIT PLANS

We vote FOR proposals to implement a 401(k) savings plan for employees.


                           IX. STATE OF INCORPORATION


A.    VOTING ON STATE TAKEOVER STATUES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).


B.    VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.


                     X. MERGERS AND CORPORATE RESTRUCTURINGS


A.    MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

     o    anticipated financial and operating benefits;

     o    offer price (cost vs. premium);

     o    prospects of the combined companies;

     o    how the deal was negotiated; and

     o changes in corporate governance and their impact on shareholder rights.

B.    CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.


C.    SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus and managerial incentives.


D.    ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.


E.    LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.


F.    APPRAISAL RIGHTS

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.


G.    CHANGING CORPORATE NAME

We vote FOR changing the corporate name.


                             XI. MUTUAL FUND PROXIES


A.    ELECTION OF TRUSTEES

We vote on trustee nominations on a CASE-BY-CASE basis.


B.    INVESTMENT ADVISORY AGREEMENT

We vote on investment advisory agreements on a CASE-BY-CASE basis.

C.    FUNDAMENTAL INVESTMENT RESTRICTIONS

We vote on amendments to a fund's fundamental investment restrictions on a CASE-BY-CASE basis.


D.    DISTRIBUTION AGREEMENTS

We vote on distribution agreements on a CASE-BY-CASE basis.


                      XII. SOCIAL AND ENVIRONMENTAL ISSUES

In general, we ABSTAIN from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote FOR disclosure reports that seek additional information that is not available elsewhere and that is not proprietary, particularly when it appears that companies have not adequately addressed shareholder's social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

     o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

     o    the percentage of sales, assets and earnings affected;

     o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

     o whether the issues presented should be dealt with through government or company-specific action;

     o whether the company has already responded in some appropriate manner to the request embodied in the proposal;

     o whether the company's analysis and voting recommendation to shareholders is persuasive;

     o    what other companies have done in response to the issue;

     o    whether the proposal itself is well framed and reasonable;

     o whether implementation of the proposal would achieve the objectives sought in the proposal; and

     o whether the subject of the proposal is best left to the discretion of the board.

Among the social and environmental issues to which we apply this analysis are the following:

   o  Energy and Environment

   o  South Africa

   o  Northern Ireland

   o  Military Business

     o    Maquiladora Standards and International Operations Policies

     o    World Debt Crisis

     o    Equal Employment Opportunity and Discrimination

     o    Animal Rights

     o    Product Integrity and Marketing

     o    Human Resources Issues

CONFLICTS OF INTEREST


VOTING BY ADVISER

The following procedures prescribe a three-step process for the Proxy Committee (or its equivalent) to use when an adviser, either directly or through an affiliate, may have a conflict of interest when voting proxies. The first step is to identify those issuers with which the adviser or its affiliates (collectively, the "adviser") has a significant business or personal/family relationship that could give rise to a conflict of interest. The second step is to identify those proxy proposals where the adviser's conflict of interest may be material. The third step is to determine how to vote proxies involving a material conflict of interest. These procedures are designed to ensure that all proxies are voted in the best interests of clients and not the product of the conflict.

(A) IDENTIFYING THOSE ISSUERS WITH WHICH THE ADVISER MAY HAVE A CONFLICT OF INTEREST

The Proxy Committee will use the following four steps to identify issuers with which it may have a conflict of interest. The Proxy Committee will maintain a list of such issuers.

1. SIGNIFICANT BUSINESS RELATIONSHIPS - The Committee will maintain a list of issuers with which the adviser may have a significant business relationship such as, for example, where the fund's adviser also manages a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to an issuer whose securities are held by the fund and whose management is soliciting proxies. For this purpose, a "significant business relationship" is any business relationship with a publicly traded company where loans, deposits, or assets under administration exceed $25 million OR annual fees received from a client are in excess of $250,000; and (2) may not directly involve revenue to the adviser or its affiliates but is otherwise determined by the Committee to be significant to the adviser or its affiliates where a key client also has a relationship with a publicly traded corporation where Hancock Bank's relationship with that client may be adversely affected if we do not vote in accordance with his/her wishes on a particular proxy proposal. For example, Hancock Bank has a substantial lending relationship with ABC Company where Mr. Joe Smith is the owner. Mr. Smith is also a director for XYZ, Inc., a publicly traded corporation. Mr. Smith knows XYZ, Inc. is a holding of Hancock Horizon Burkenroad Fund and he strongly urges Hancock Bank to vote for the executive compensation package which is currently proposed by management.

2. SIGNIFICANT PERSONAL/FAMILY RELATIONSHIPS - The Committee will identify issuers with which its employees who are involved in the proxy voting process may have a significant personal/family relationship. For this purpose, a "significant personal/family relationship" is one that would be reasonably likely to influence how the adviser votes proxies. To identify any such relationships, the Committee shall obtain information on a regular basis about any significant personal/family relationship between any employee of the adviser who is involved in the proxy voting process (e.g., portfolio managers, members of the Committee, senior management, as applicable) and senior employees of issuers for which the adviser may vote proxies.

3. CONTACT WITH PROXY COMMITTEE MEMBERS - The Proxy Committee should ensure that the adviser and its affiliates adopt procedures reasonably designed to prevent employees who are not involved in the proxy voting process from attempting to influence how the adviser votes any proxy. At a minimum, these procedures should provide that, if a person employed by the adviser not involved in the proxy voting process contacts any Committee member for the purpose of influencing how a proxy is voted, the member will immediately contact the Trust Department Compliance Officer who will determine: (1) whether the adviser should now treat the proxy in question as one involving a material conflict of interest; and (2) if so, whether the member of the Committee who was contacted should recluse himself/herself from all further matters regarding the proxy.

4. DUTIES OF THE PROXY COMMITTEE - The Committee has a duty to make reasonable investigation of information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Proxy Committee shall rely on publicly available information about the adviser and its affiliates, information about the adviser and its affiliates that is generally known by employees of the adviser,1 and other information actually known by a member of the Committee. Absent actual knowledge, the Committee is not required to investigate possible conflicts involving the adviser where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee.

In connection with the consideration of any proxy voting matters under this policy, each member of the Proxy Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge but which have not been identified by the Committee pursuant to this policy.

(B)   IDENTIFYING THOSE PROXY PROPOSALS WHERE THE ADVISER'S CONFLICT IS MATERIAL

If the adviser receives a proxy relating to an issuer with which it has a conflict of interest (as determined in (a) above), the Proxy Committee shall determine whether the conflict is "material" to any specific proposal included within the proxy. If not, then the adviser can vote the proxy in accordance with its proxy voting procedures; if so, the adviser may vote on any such proposal only in accordance with (c) below.2 The Committee shall determine whether a proposal is material as follows:

1. ROUTINE PROXY PROPOSALS - Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest for the adviser, unless the Committee has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements. The Committee shall adopt procedures specifically designed for the adviser's circumstances that identify those proposals that the adviser will consider to be "routine" for purposes of this policy.3

------------
1 The procedures provide that the Committee should be aware of information about the adviser or its affiliates that is generally known by employees of the adviser, but it does not extend this knowledge to information about the adviser's affiliates that is generally known by employees of the adviser's affiliates (unless, of course, such information also is generally known by the adviser's employees).

2 Alternatively, an adviser may determine that, if it has a conflict with respect to ANY specific proposal in a proxy, it will vote ALL proposals in that proxy in accordance with one of the procedures set forth in (c) below.

2. NON-ROUTINE PROXY PROPOSALS - Proxy proposals that are "non-routine" shall be presumed to involve a material conflict of interest for the adviser, unless the Committee determines that the adviser's conflict is unrelated to the proposal in question (see 3. below). For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans). The Committee shall adopt procedures specifically designed for the adviser's circumstances that identify those proposals that the adviser will consider to be "non-routine" for purposes of this policy.

3. DETERMINING THAT A NON-ROUTINE PROPOSAL IS NOT MATERIAL - As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Committee must conclude that a proposal is not directly related to the adviser's conflict with the issuer. The Committee shall record in writing the basis for any such determination.

(C)   DETERMINING HOW TO VOTE PROXIES INVOLVING A MATERIAL CONFLICT OF INTEREST

For any proposal where the Proxy Committee determines that the adviser has a material conflict of interest, the adviser will vote that proxy regarding the proposal by using an independent third party (such as a proxy voting service) to vote the specific proposal that involves a conflict.

                       STATEMENT OF ADDITIONAL INFORMATION

            SMARTGROWTH (R) LIPPER(R) OPTIMAL CONSERVATIVE INDEX FUND
              SMARTGROWTH (R) LIPPER(R) OPTIMAL MODERATE INDEX FUND
               SMARTGROWTH (R) LIPPER(R) OPTIMAL GROWTH INDEX FUND


              EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND II
                                  MAY 31, 2008


                               INVESTMENT ADVISER:
                     HENNION & WALSH ASSET MANAGEMENT, INC.


This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information about the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the SmartGrowth Lipper(R) Optimal Conservative Index Fund, the SmartGrowth Lipper(R) Optimal Moderate Index Fund and the SmartGrowth (R) Lipper(R) Optimal Growth Index Fund (each, a "Fund" and collectively, the "Funds") and should be read in conjunction with the Funds' prospectuses, dated May 31, 2008.

This SAI is incorporated by reference into the Funds' prospectuses. The financial statements with respect to each Fund for the fiscal year ended January 31, 2008, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the 2008 Annual Report to Shareholders must accompany the delivery of this SAI. A prospectus may be obtained by calling toll-free 1-888-465-5722.


                                TABLE OF CONTENTS


THE FUNDS AND THE TRUST ..................................................     1
DESCRIPTION OF PERMITTED INVESTMENTS .....................................     2
INVESTMENT LIMITATIONS ...................................................    14
THE ADVISER ..............................................................    16
PORTFOLIO MANAGER ........................................................    17
THE ADMINISTRATOR ........................................................    18
THE DISTRIBUTOR ..........................................................    19
PAYMENTS TO FINANCIAL INTERMEDIARIES .....................................    21
THE TRANSFER AGENT .......................................................    21
THE CUSTODIAN ............................................................    21
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................    22
LEGAL COUNSEL ............................................................    22
TRUSTEES AND OFFICERS OF THE TRUST .......................................    22
PURCHASING AND REDEEMING SHARES ..........................................    28
DETERMINATION OF NET ASSET VALUE .........................................    28
TAXES ....................................................................    29
BROKERAGE ALLOCATION AND OTHER FUND BROKERAGE PRACTICES ..................    33
PORTFOLIO HOLDINGS .......................................................    35
DESCRIPTION OF SHARES ....................................................    36
SHAREHOLDER LIABILITY ....................................................    36
LIMITATION OF TRUSTEES' LIABILITY ........................................    37
CODES OF ETHICS ..........................................................    37
PROXY VOTING .............................................................    37
5% AND 25% SHAREHOLDERS ..................................................    37
INDEX INFORMATION ........................................................    38
APPENDIX A - RATINGS .....................................................   A-1

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES ........................   B-1


May 31, 2008                                                     HWM-SX-001-0200

THE FUNDS AND THE TRUST


GENERAL. Each Fund is a series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992, as amended and restated as of February 18, 2004 and August 10, 2004. Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in Institutional Class Shares and Class A Shares; however, as of the date of this SAI, only Class A shares are available for purchase. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectuses. The Trust reserves the right to create and issue additional classes of shares. For more information on distribution expenses, see "The Distributor" in the SAI.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.


In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.


Each Fund's investment objective and principal investment strategies are described in the Funds' prospectuses. Each Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the prospectuses. Each Fund will only invest in any of the following instruments, or engage in any of the investment practices set forth below if such investment or activity is consistent with the Fund's investment objective(s) and as permitted by its stated investment policies. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under the U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover may include futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal period from June 1, 2007 (commencement of operations) to January 31, 2008, the portfolio turnover rates for the Funds were as follows:

--------------------------------------------------------------------------------
                             PORTFOLIO TURNOVER RATE
--------------------------------------------------------------------------------
FUND                                                                       2008
--------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal Conservative Index Fund                 260%
--------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal Moderate Index Fund                     256%
--------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal Growth Index Fund                       225%
--------------------------------------------------------------------------------


DESCRIPTION OF PERMITTED INVESTMENTS


The following are descriptions of the Funds' permitted investments and investment practices and the associated risk factors. The Funds may directly, or indirectly through an Underlying ETF invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with each Fund's investment objective and permitted by the Fund's stated investment policies.

EXCHANGE-TRADED FUNDS. Each Fund may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.

EXCHANGE-TRADED NOTES. Each Fund may invest in exchange-traded notes. ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Fund's investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

EQUITY SECURITIES. The Funds and Underlying ETFs may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Funds and Underlying ETFs purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:


o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o ROYALTY TRUSTS. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.


      Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.


o SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.


Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depository receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depository receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequency is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.


Investments in the securities of foreign issuers may subject a fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

MASTER LIMITED PARTNERSHIPS. Master Limited Partnerships ("MLPs") are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.


FIXED INCOME SECURITIES. Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a fund's net asset value.

FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.


MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

REAL ESTATE INVESTMENT TRUSTS. Real Estate Investment Trusts (a "REIT") is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.


REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.


REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Underlying ETF invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Underlying ETF's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.


Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.


U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Underlying ETFs may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.


o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Underlying ETFs may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:


o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.


REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. Mutual funds follow certain procedures designed to minimize the risks inherent in such agreements. The Funds' procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the a fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a fund will seek to liquidate such collateral. However, the exercising of a fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Funds' total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of exchange-traded funds, closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which investment companies can invest in securities of other investment companies. Investment Companies are prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) an investment company owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of an investment company's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of an investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

SECURITIES LENDING - The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to their Adviser or their affiliates unless permissible under the 1940 Act and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.


The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent.


By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Funds will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Funds must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Funds must be able to terminate the loan on demand; (iv) the Funds must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Funds may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Funds' administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Funds must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Funds will reduce the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Funds may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.


An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.


When the Funds purchase or sell a futures contract, or sells an option thereon, each Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Funds may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Funds may undertake and on the potential increase in the speculative character of the Funds' outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Funds may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Funds will maintain in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Funds may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Funds may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Funds may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Funds will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Funds may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Funds may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Funds will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Funds may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Funds and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Funds' exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Funds will be "covered," which means that the Funds will own an equal amount of the underlying foreign currency.


Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.


All options written on indices or securities must be covered. When the Funds write an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Funds may trade put and call options on securities, securities indices and currencies, as the investment adviser determines is appropriate in seeking each Fund's investment objectives, and except as restricted by each Fund's investment limitations.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Funds may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Funds are unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Funds deliver the security upon exercise.

The Funds may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Funds may seek to purchase in the future. The Funds purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Funds, loss of the premium paid may be offset by an increase in the value of each Fund's securities or by a decrease in the cost of acquisition of securities by the Funds.

The Funds may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Funds writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Funds will realize as profit the premium received for such option. When a call option of which the Funds are the writer is exercised, the Funds will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Funds are the writer is exercised, the Funds will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Funds may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.


The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.


Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Funds will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, each Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Funds may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Funds. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of each Fund's investments. In determining the liquidity of each Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Funds will not invest more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with each Fund's investment objectives, the Funds may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES. As consistent with each Fund's investment objective, the Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Funds own at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Underlying ETFs with respect to the securities that are sold short.


Uncovered short sales are transactions under which an Underlying ETF sells a security it does not own. To complete such a transaction, the Underlying ETF must borrow the security to make delivery to the buyer. The Underlying ETF then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Underlying ETF. Until the security is replaced, the Underlying ETF is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Underlying ETF also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.


Until a fund closes its short position or replaces the borrowed security, the Funds will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Funds' short position.


INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to each Fund's investment objective, the following investment limitations are fundamental policies of the Funds that cannot be changed without the consent of the holders of a majority of a Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


2. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index which the Fund tracks may be concentrated in a particular industry, the Fund will necessarily be concentrated in that industry.


3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

The following investment limitations of each Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.


Each Fund may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total net assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total net assets.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total net assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total net assets.

3. Make loans if, as a result, more than 33 1/3% of its total net assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.


Except with respect to Funds' policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Funds will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Funds will take steps to bring the aggregate amount of borrowing back within the limitations as soon as reasonably practicable.

THE ADVISER


GENERAL. Hennion & Walsh Asset Management, Inc., a New Jersey corporation formed in 2003, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 2001 Route 46, Waterview Plaza, Parsippany, New Jersey 07054. The Adviser is an affiliate of Hennion & Walsh, Inc., a full service broker-dealer that has provided investment services since 1990. The Adviser manages and supervises the investment of the Funds' assets on a discretionary basis. As of March 31, 2008, the Adviser had approximately $161 million in assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of each Fund. The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep each Fund's total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.50% of each Fund's average daily net assets for Class A Shares and 1.25% of each Fund's average daily net assets for Institutional Class Shares. The Adviser may discontinue all or part of these fee reductions or expense reimbursements at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between each Fund's total annual fund operating expenses and 1.50% for Class A Shares and 1.25% for Institutional Class Shares to recapture all or a portion of its fee reductions or expense reimbursements made during the preceding three year period.

For the fiscal period from June 1, 2007 (commencement of operations) to January 31, 2008, the Funds paid the Adviser the following advisory fees:

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                                    CONTRACTUAL FEES      FEES WAIVED AND        TOTAL FEES PAID
FUND                                      PAID         REIMBURSED BY ADVISER   (AFTER REDUCTIONS)
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SmartGrowth (R) Lipper(R) Optimal
Conservative Index Fund                  $   625             $  63,817                 $ 0
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SmartGrowth (R) Lipper(R) Optimal
Moderate Index Fund                      $ 5,770             $ 173,503                 $ 0
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SmartGrowth (R) Lipper(R) Optimal
Growth Index Fund                        $ 7,313             $ 186,541                 $ 0
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The Adviser has entered into a licensing agreement with Lipper(R) to obtain the right to offer shares of a registered investment company that pursues an investment program that seeks to track the Conservative Index, the Moderate Index and the Growth Index and to obtain information and assistance from Lipper(R) to facilitate the operations of the Funds. Fees payable to Lipper(R) under this agreement are paid by the Adviser and not by the Funds.

PORTFOLIO MANAGER

This section includes information about the Funds' portfolio manager, including information about other accounts managed, the dollar range of Fund shares owned and compensation.


COMPENSATION. The portfolio manager is compensated in accordance with a base salary and subjective bonus structure. The portfolio manager also has other responsibilities, distinct from those relating to the Funds, within the advisory firm. These responsibilities do not conflict nor limit the ability of the portfolio manager to fulfill the responsibilities in managing the Funds on a day-to-day basis. The subjective bonus is predicated on the overall firm's profitability in conjunction with the value that the portfolio manager has brought to the firm in his various functions.

FUND SHARES OWNED BY THE PORTFOLIO MANAGER. The following table shows the dollar amount range of the portfolio manager's "beneficial ownership" of shares of the Funds. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.


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NAME                                  DOLLAR RANGE OF FUND SHARES*
-------------------------------------------------------------------------------------------
             $50,001- $100,000 (SmartGrowth Lipper(R) Optimal Conservative Index Fund)
Kevin Mahn   $10,001-$50,000 (SmartGrowth Lipper(R) Optimal Moderate Index Fund)
             $10,001-$50,000 (SmartGrowth Lipper(R) Optimal Growth Index Fund)
-------------------------------------------------------------------------------------------

*     Valuation date is January 31, 2008.

OTHER ACCOUNTS. In addition to the Funds, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of January 31, 2008.

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             REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                    COMPANIES                  VEHICLES               OTHER ACCOUNTS
             ----------------------------------------------------------------------------
              NUMBER                    NUMBER                    NUMBER
                OF      TOTAL ASSETS      OF      TOTAL ASSETS      OF      TOTAL ASSETS
   NAME      ACCOUNTS    (MILLIONS)    ACCOUNTS    (MILLIONS)    ACCOUNTS    (MILLIONS)
-----------------------------------------------------------------------------------------
Kevin Mahn       0           $ 0         6,963        $ 153         179          $ 7
-----------------------------------------------------------------------------------------


CONFLICTS OF INTERESTS. The portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund's. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager's knowledge about the size, timing and possible market impact of the Funds' trade, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR


GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund valuation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.


ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the

Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.


The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:

---------------------------------------------------------------------------------
FEE (AS A PERCENTAGE OF AGGREGATE
      AVERAGE ANNUAL ASSETS)                    FUND'S AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------
              0.10%                                    First $500 million
---------------------------------------------------------------------------------
              0.08%                                $500 million - $2 billion
---------------------------------------------------------------------------------
              0.06%                                     Over $2 billion
---------------------------------------------------------------------------------


The minimum fee will be $65,000 per Fund. The SmartGrowth Fund Complex will be subject to an additional minimum fee at a rate of $65,000 per additional Fund, in the event that the SmartGrowth Fund Complex adds any Fund in addition to the Funds. Additions of new Classes or Shares to any Fund will be subject to an additional minimum fee at a rate of $15,000 per Class, allocable among all of the Funds.

For the fiscal period June 1, 2007 (commencement of operations) to January 31, 2008, the Funds paid the Administrator the following fees:

--------------------------------------------------------------------------------------
                                     CONTRACTUAL
                                    ADMINISTRATION   FEES WAIVED BY   TOTAL FEES PAID
FUND                                   FEES PAID      ADMINISTRATOR   (AFTER WAIVERS)
--------------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal
Conservative Index Fund                $  8,532            $ 0            $  8,532
--------------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal
Moderate Index Fund                    $ 79,213            $ 0            $ 79,213
--------------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal
Growth Index Fund                      $ 78,485            $ 0            $ 78,485
--------------------------------------------------------------------------------------


THE DISTRIBUTOR


GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested parties" of the Trust and have no direct or indirect financial interest in the operation of the plan or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Class A Shares of each Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

PAYMENTS UNDER THE DISTRIBUTION PLAN. For the fiscal period from June 1, 2007 (commencement of operations) to January 31, 2008, the Funds paid the Distributor the following fees pursuant to the Plan:

--------------------------------------------------------------------------------
                                                                          FEES
FUND                                                         FEES PAID   WAIVED
--------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal
Conservative Index Fund                                       $   313      $ 0
--------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal
Moderate Index Fund                                           $ 2,885      $ 0
--------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal
Growth Index Fund                                             $ 3,657      $ 0
--------------------------------------------------------------------------------


DEALER REALLOWANCES. Class A Shares of the Funds are sold subject to a front-end sales charge as described in the prospectus. Selling dealers are normally reallowed 90% of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A Shares.


-------------------------------------------------------------------------------------------
                                    DEALER REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                                  ---------------------------------------------------------
                                             $100,000   $250,000    $500,000
                                    Less     but less   but less    but less
                                    than       than       than        than      $1,000,000
FUND                              $100,000   $250,000   $500,000   $1,000,000    and over
-------------------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R)
Optimal Conservative Index Fund     4.28%      3.38%      2.48%       1.80%        None
-------------------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R)
Optimal Moderate Index Fund         4.28%      3.38%      2.48%       1.80%        None
-------------------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R)
Optimal Growth Index Fund           4.28%      3.38%      2.48%       1.80%        None
-------------------------------------------------------------------------------------------

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.


THE TRANSFER  AGENT


UMB Fund Services, Inc., 803 West Michigan Street Suite A, Milwaukee, Wisconsin 53233 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.


THE CUSTODIAN


U.S. Bank N.A., 800 Nicollett Mall, Minneapolis, Minnesota 55402 (the "Custodian"), serves as the Funds' custodian under a custody agreement with the Trust. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. Ernst & Young LLP performs annual audits of the Funds' financial statements.


LEGAL COUNSEL


Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.


TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Funds and each of the Trust's other series, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


-----------------------------------------------------------------------------------------------------------------------------------
                               POSITION
                            WITH TRUST AND
       NAME AND                 LENGTH                 PRINCIPAL OCCUPATIONS
    DATE OF BIRTH               OF TERM                    IN PAST 5 YEARS                       OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
-----------------------------------------------------------------------------------------------------------------------------------
Robert Nesher             Chairman of the       SEI employee 1974 to present;         Trustee of The Advisors' Inner Circle Fund,
(08/17/46)                Board of Trustees*    currently performs various services   Bishop Street Funds, SEI Daily Income Trust,
                          (since 1991)          on behalf of SEI Investments for      SEI Institutional International Trust, SEI
                                                which Mr. Nesher is compensated.      Institutional Investments Trust, SEI
                                                President and Director of SEI         Institutional Managed Trust, SEI Liquid
                                                Opportunity Fund, L.P. and SEI        Asset Trust, SEI Asset Allocation Trust and
                                                Structured Credit Fund, LP.           SEI Tax Exempt Trust. Director of SEI Global
                                                President and Chief Executive         Master Fund plc, SEI Global Assets Fund plc,
                                                Officer of SEI Alpha Strategy         SEI Global Investments Fund plc, SEI
                                                Portfolios, LP, June 2007 to          Investments--Global Funds Services, Limited,
                                                present.                              SEI Investments Global, Limited, SEI
                                                                                      Investments (Europe) Ltd., SEI
                                                                                      Investments--Unit Trust Management (UK)
                                                                                      Limited, SEI Multi-Strategy Funds PLC, SEI
                                                                                      Global Nominee Ltd. and SEI Alpha Strategy
                                                                                      Portfolios, LP.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                               POSITION
                            WITH TRUST AND
       NAME AND                 LENGTH                 PRINCIPAL OCCUPATIONS
    DATE OF BIRTH               OF TERM                    IN PAST 5 YEARS                       OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
William M. Doran          Trustee*              Self-Employed Consultant since        Trustee of The Advisors' Inner Circle Fund,
(05/26/40)                (since 1992)          2003. Partner at Morgan, Lewis &      Bishop Street Funds, SEI Daily Income Trust,
                                                Bockius LLP (law firm) from 1976 to   SEI Institutional International Trust, SEI
                                                2003. Counsel to the Trust, SEI       Institutional Investments Trust, SEI
                                                Investments, SIMC, the                Institutional Managed Trust, SEI Liquid
                                                Administrator and the Distributor.    Asset Trust, SEI Asset Allocation Trust and
                                                                                      SEI Tax Exempt Trust. Director of SEI Alpha
                                                                                      Strategy Portfolios, LP since June 2007.
                                                                                      Director of SEI Investments (Europe),
                                                                                      Limited, SEI Investments--Global Funds
                                                                                      Services, Limited, SEI Investments Global,
                                                                                      Limited, SEI Investments (Asia), Limited and
                                                                                      SEI Asset Korea Co., Ltd. Director of the
                                                                                      Distributor since 2003.
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------
-----------------------------------------------------------------------------------------------------------------------------------
Charles E. Carlbom        Trustee               Self-Employed Business Consultant,    Trustee of The Advisors' Inner Circle Fund
(08/20/34)                (since 2005)          Business Projects Inc. since 1997.    and Bishop Street Funds; Board Member,
                                                                                      Oregon Transfer Co., and O.T. Logistics,
                                                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------
John K. Darr              Trustee               CEO, Office of Finance, Federal       Trustee of The Advisors' Inner Circle Fund
(08/17/44)                (since 2008)          Home Loan Bank, from 1992 to 2007.    II and Bishop Street Funds. Director of
                                                                                      Federal Home Loan Bank of Pittsburgh and
                                                                                      Manna, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson       Trustee               Retired.                              Trustee of The Advisors' Inner Circle Fund,
(03/01/42)                (since 2005)                                                Bishop Street Funds, SEI Asset Allocation
                                                                                      Trust, SEI Daily Income Trust, SEI
                                                                                      Institutional International Trust, SEI
                                                                                      Institutional Managed Trust, SEI
                                                                                      Institutional Investments Trust, SEI Liquid
                                                                                      Asset Trust, SEI Tax Exempt Trust and SEI
                                                                                      Alpha Strategy Portfolios, LP. Director,
                                                                                      Federal Agricultural Mortgage Corporation
                                                                                      (Farmer Mac) since 1997.
-----------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian        Trustee               Self-Employed Legal and Financial     Trustee of The Advisors' Inner Circle  Fund
(01/23/43)                (since 2005)          Services Consultant since 2003.       and Bishop Street Funds.
                                                Counsel (in-house) for State Street
                                                Bank from 1995 to 2003.
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                               POSITION
                            WITH TRUST AND
       NAME AND                 LENGTH                 PRINCIPAL OCCUPATIONS
    DATE OF BIRTH               OF TERM                    IN PAST 5 YEARS                       OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
James M. Storey           Trustee               Attorney, Solo Practitioner           Trustee/Director of The Advisors' Inner
(04/12/31)                (since 1994)          since 1994.                           Circle Fund, Bishop Street Funds, U.S.
                                                                                      Charitable Gift Trust, SEI Daily Income
                                                                                      Trust, SEI Institutional International
                                                                                      Trust, SEI Institutional Investments Trust,
                                                                                      SEI Institutional Managed Trust, SEI Liquid
                                                                                      Asset Trust, SEI Asset Allocation Trust, SEI
                                                                                      Tax Exempt Trust and SEI Alpha Strategy
                                                                                      Portfolios, LP.
----------------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.   Trustee               Self-employed Consultant, Newfound    Trustee/Director of State Street, The
(11/13/42)                (since 1999)          Consultants Inc. since April 1997.    Advisors' Inner Circle Fund, Bishop Street
                                                                                      Funds, Navigator Securities Lending Trust,
                                                                                      SEI Opportunity Fund, L.P., SEI Structured
                                                                                      Credit Fund, LP, SEI Daily Income Trust, SEI
                                                                                      Institutional International Trust, SEI
                                                                                      Institutional Investments Trust, SEI
                                                                                      Institutional Managed Trust, SEI Liquid
                                                                                      Asset Trust, SEI Asset Allocation Trust, SEI
                                                                                      Tax Exempt Trust, SEI Alpha Strategy
                                                                                      Portfolios, LP and SEI Mutual Funds Canada.
----------------------------------------------------------------------------------------------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.


BOARD COMMITTEES. The Board has established the following standing committees:


o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 3 times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 3 times during the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Ms. Krikorian and Messrs. Carlbom, Johnson, Storey, and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds as of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

---------------------------------------------------------------------------------------
                                                      AGGREGATE DOLLAR RANGE OF SHARES
NAME                   DOLLAR RANGE OF FUND SHARES*              (ALL FUNDS)*
---------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
---------------------------------------------------------------------------------------
Nesher                             None                               None
---------------------------------------------------------------------------------------
Doran                              None                               None
---------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------
---------------------------------------------------------------------------------------
Carlbom                            None                               None
---------------------------------------------------------------------------------------
Darr                               None                               None
---------------------------------------------------------------------------------------
Johnson                            None                               None
---------------------------------------------------------------------------------------
Krikorian                          None                               None
---------------------------------------------------------------------------------------
Storey                             None                               None
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                      AGGREGATE DOLLAR RANGE OF SHARES
NAME                   DOLLAR RANGE OF FUND SHARES*              (ALL FUNDS)*
---------------------------------------------------------------------------------------
Sullivan                           None                               None
---------------------------------------------------------------------------------------

*     Valuation date is January 31, 2008

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

----------------------------------------------------------------------------------------------------------------------
                                          PENSION OR
                                     RETIREMENT BENEFITS   ESTIMATED ANNUAL
                        AGGREGATE    ACCRUED AS PART OF      BENEFITS UPON     TOTAL COMPENSATION FROM THE TRUST AND
       NAME           COMPENSATION      FUND EXPENSES         RETIREMENT                   FUND COMPLEX**
----------------------------------------------------------------------------------------------------------------------
 Robert A. Nesher*         $0                $0                   $0              $0 for service on one (1) board
----------------------------------------------------------------------------------------------------------------------
 William M. Doran*         $0                $0                   $0              $0 for service on one (1) board
----------------------------------------------------------------------------------------------------------------------
 Charles E. Carlbom    $13,016.00            $0                   $0          $13,016.00 for service on one (1) board
----------------------------------------------------------------------------------------------------------------------
   John K. Darr            $0                $0                   $0              $0 for service on one (1) board
----------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson    $13,016.00            $0                   $0          $13,016.00 for service on one (1) board
----------------------------------------------------------------------------------------------------------------------
 Betty L. Krikorian    $13,016.00            $0                   $0          $13,016.00 for service on one (1) board
----------------------------------------------------------------------------------------------------------------------
  James M. Storey      $10,293.00            $0                   $0          $10,293.00 for service on one (1) board
----------------------------------------------------------------------------------------------------------------------
 George J. Sullivan    $13,016.00            $0                   $0          $13,016.00 for service on one (1) board
----------------------------------------------------------------------------------------------------------------------


*     A Trustee who is an "interested person" as defined by the 1940 Act.


**    The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, and principal occupations for the last five years of each of the persons currently serving as the Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.


Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


-----------------------------------------------------------------------------------------------------------------
                       POSITION WITH                                                                   OTHER
     NAME AND        TRUST AND LENGTH                                                              DIRECTORSHIPS
  DATE OF BIRTH          OF TERM                  PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                HELD
-----------------------------------------------------------------------------------------------------------------
Philip T. Masterson      President       Managing Director of SEI Investments since 2006. Vice     None.
(03/12/64)             (since 2008)      President and Assistant Secretary of the Administrator
                                         from 2004 to 2006. General Counsel of Citco Mutual Fund
                                         Services from 2003 to 2004. Vice President and
                                         Associate Counsel for the Oppenheimer Funds from 2001
                                         to 2003.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                       POSITION WITH                                                                   OTHER
     NAME AND        TRUST AND LENGTH                                                              DIRECTORSHIPS
  DATE OF BIRTH          OF TERM                  PRINCIPAL OCCUPATIONS IN PAST 5 YEARS                HELD
-----------------------------------------------------------------------------------------------------------------
Michael Lawson        Controller and     Director of Fund Accounting since July 2005. Manager of   None.
(10/8/60)             Chief Financial    Fund Accounting at SEI Investments AVP from April 1995
                          Officer        through July 2005, excluding February 1998 through
                       (since 2005)      October 1998.
-----------------------------------------------------------------------------------------------------------------
Russell Emery        Chief Compliance    Chief Compliance Officer of SEI Structured Credit Fund,   None.
(12/18/62)                Officer        LP and SEI Alpha Strategy Portfolios, LP since June
                       (since 2006)      2007. Chief Compliance Officer of SEI Opportunity Fund,
                                         L.P., SEI Institutional Managed Trust, SEI Asset
                                         Allocation Trust, SEI Institutional International
                                         Trust, SEI Institutional Investments Trust, SEI Daily
                                         Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt
                                         Trust since March 2006. Director of Investment Product
                                         Management and Development, SEI Investments, since
                                         February 2003; Senior Investment Analyst - Equity Team,
                                         SEI Investments, from March 2000 to February 2003.
-----------------------------------------------------------------------------------------------------------------
Carolyn Mead        Vice President and   Counsel at SEI Investments since 2007. Associate at       None.
(07/08/57)               Secretary       Stradley, Ronon, Stevens & Young from 2004 to 2007.
                       (since 2007)      Counsel at ING Variable Annuities from 1999 to 2002.
-----------------------------------------------------------------------------------------------------------------
Timothy D. Barto    Vice President and   General Counsel and Secretary of SIMC and the             None.
(03/28/68)               Assistant       Administrator since 2004. Vice President of SIMC and
                         Secretary       the Administrator since 1999. Vice President and
                       (since 1999)      Assistant Secretary of SEI Investments since 2001.
                                         Assistant Secretary of SIMC, the Administrator and the
                                         Distributor, and Vice President of the Distributor from
                                         1999 to 2003.
-----------------------------------------------------------------------------------------------------------------
James Ndiaye          Vice President     Vice President and Assistant Secretary of SIMC since      None.
(09/11/68)             and Assistant     2005. Vice President at Deutsche Asset Management from
                         Secretary       2003 to 2004. Associate at Morgan, Lewis & Bockius LLP
                       (since 2004)      from 2000 to 2003.
-----------------------------------------------------------------------------------------------------------------
Sofia A. Rosala       Vice President     Vice President and Assistant Secretary of SIMC and the    None.
(02/01/74)             and Assistant     Administrator since 2005. Compliance Officer at SEI
                         Secretary       Investments from 2001 to 2004.
                       (since 2006)
-----------------------------------------------------------------------------------------------------------------
Joseph Gallo          Vice President     Attorney for SEI Investments since 2007. Associate        None.
(04/29/73)             and Assistant     Counsel at ICMA-RC from 2004 to 2007. Assistant
                         Secretary       Secretary of The VantageTrust Company in 2007.
                       (since 2007)      Assistant Secretary of The Vantagepoint Funds from 2006
                                         to 2007. Investigator, U.S. Department of Labor from
                                         2002 to 2004.
-----------------------------------------------------------------------------------------------------------------
Andrew S. Decker        AML Officer      Compliance Officer and Product Manager of SEI             None.
(08/22/63)             (since 2008)      Investments since 2005. Vice President of Old Mutual
                                         Capital from 2000 to 2005.
-----------------------------------------------------------------------------------------------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the NYSE is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.


EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.


USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC


Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of each Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships (the "Qualifying Income Requirement"); (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer; and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that each Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

A Fund may invest in ETFs that are not registered or regulated under the 1940 Act. These ETFs typically invest in commodities, precious metals, currency or other types of investments. The income and gain received by a Fund from its investment in such ETFs and ETNs may not be qualifying income for purposes of the Qualifying Income Requirement. The Funds have entered into an agreement with Lipper(R) that they will remove ETFs and ETNs which are referenced in the Conservative Index, Moderate Index and Growth Index which will produce income which may not be qualifying income for purposes of the Qualifying Income Requirement as of the beginning of the next quarter reset of the Indexes. The taxation of some of these ETFs and ETNs, however, is uncertain and it is not guaranteed that all of the ETFs and ETNs a Fund will invest in will produce qualifying income. Each Fund intends to monitor their investments in ETFs and ETNs in an effort to limit its non-qualifying income under the Qualifying Income Requirement to be under 10% of each Fund's gross income. For example, a Fund may make investments in Substitute Securities in order to gain exposure to the Indexes but manage the non-qualifying income for such Fund. Substitute Securities may be securities issued by entities which are subject to entity level taxes, which may negatively affect the return on such investments.


If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires each Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may, in certain circumstances, be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT

The Funds' dividends that are paid to their corporate shareholders and are attributable to qualifying dividends they received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Funds, constitutes the Funds' net investment income from which dividends may be paid to you. Any distributions by the Funds from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.


Distributions by the Funds will be eligible for the reduced maximum tax rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds designate the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from a Fund's assets before it calculates the net asset value) with respect to such dividend (and a Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains regardless of how long a Fund's shares have been held by the shareholder. The Funds will report annually to their shareholders the amount of the Funds' distributions that qualify for the reduced tax rates on qualified dividend income.


If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Funds and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit or a deduction with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by the Funds to their shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Funds.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds' to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Funds. Similarly, foreign exchange losses realized by the Funds on the sale of debt securities are generally treated as ordinary losses by the Funds. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Funds' ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Funds' ordinary income distributions to you, and may cause some or all of the Funds' previously distributed income to be classified as a return of capital.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

OTHER TAX POLICIES. In certain cases, the Funds will be required to withhold, at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Funds that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

BROKERAGE ALLOCATION AND OTHER FUND BROKERAGE PRACTICES


BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.


In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.


For the fiscal period from June 1, 2007 (commencement of operations) to January 31, 2008, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
              AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------------------------------------------------------------
FUND
--------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal Conservative Index Fund               $   772
--------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal Moderate Index Fund                   $ 6,362
--------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R) Optimal Growth Index Fund                     $11,644
--------------------------------------------------------------------------------


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and
(3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.


In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the fiscal period from June 1, 2007 (commencement of operations) to January 31, 2008, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

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                                                                      TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                  TOTAL DOLLAR AMOUNT OF BROKERAGE    INVOLVING BROKERAGE COMMISSIONS FOR
FUND                              COMMISSIONS FOR RESEARCH SERVICES             RESEARCH SERVICES
----------------------------------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R)
Optimal Conservative Index Fund                $0                                     $0
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SmartGrowth (R) Lipper(R)
Optimal Moderate Index Fund                    $0                                     $0
----------------------------------------------------------------------------------------------------------
SmartGrowth (R) Lipper(R)
Optimal Growth  Index Fund                     $0                                     $0
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BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period from June 1, 2007 (commencement of operations) to January 31, 2008, the Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. For the fiscal period June 1, 2007 (commencement of operations) to January 31, 2008, the Funds did not hold any securities of its regular broker dealers.


PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.


Pursuant to applicable law, the Funds are required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and each Fund's complete schedule of investments following the second and fourth fiscal quarters is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.


Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-888-465-5722.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES


The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each Fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of a Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.


SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Funds' property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Trust's Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that each Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, Distributor and Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Funds' proxy voting record.

The Trust is required to disclose annually each Fund's complete proxy voting records on Form N-PX. Beginning August 31, 2008, the Funds' proxy voting record for the most recent 12 month period ended June 30th will be available upon request by calling (866)-392-2626 or by writing to the Funds at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Funds' Form N-PX will also available on the SEC's website at WWW.SEC.GOV.


5% AND 25% SHAREHOLDERS

As of May 1, 2008, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

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                                                                  NUMBER OF                    % OF
FUND NAME                   NAME AND ADDRESS                       SHARES            CLASS     CLASS
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SmartGrowth (R) Lipper(R)   RBC Capital Markets Corp FBO
Optimal Conservative        Peter J. Verrill
Index Fund                  7 Broad Cove Way
                            Cumberland Foreside, ME 04110        10,027.574         Class A    21.53
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SmartGrowth (R) Lipper(R)   RBC Capital Markets Corp FBO
Optimal Conservative        Clarence E. Marshall III
Index Fund                  6 Candlewood Circle
                            Marlton, NJ 08053                     4,716.074         Class A    10.12
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SmartGrowth (R) Lipper(R)   Wedbush Morgan Securities
Optimal Conservative        A C 4198-0173
Index Fund                  1000 Wilshire Blvd
                            Los Angeles, CA 90017                 3,566.000         Class A     7.66
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SmartGrowth (R) Lipper(R)   RBC Capital Markets Corp FBO
Optimal Conservative        Alice S. Goldsmith
Index Fund                  UA DTD 01 22 1993
                            55 Galloupes Pt.
                            Swampscott, MA 01907                  3,011.272         Class A     6.46
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SmartGrowth (R) Lipper(R)   Ridge Clearing and Outsourcing
Optimal Conservative        FBO 956-11267-16
Index Fund                  2 Journal Square Plaza
                            Jersey City, NJ 07306                 2,482.171         Class A     5.33
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SmartGrowth (R) Lipper(R)   First Clearing, LLC
Optimal Growth Index        A C 4265-9252
Fund                        Cash Account
                            11 Pequest Road
                            Tranquility, NJ 07879               183,486.239         Class A    17.23
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SmartGrowth (R) Lipper(R)   Ridge Clearing and Outsourcing
Optimal Growth Index Fund   FBO 956-36574-11
                            2 Journal Square Plaza
                            Jersey City, NJ 07306               147,646.799         Class A    13.87
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INDEX INFORMATION

The Adviser and Lipper have entered into a Master Services Agreement granting the Adviser a non-transferable license to access and use the Lipper Optimal Index Service in connection with the Adviser's management of the Funds. In exchange for a fee paid by the Adviser, Lipper agrees to provide the Adviser, on a quarterly basis, with the Lipper Optimal Index Service, which includes the Lipper Very Aggressive Optimal Index, the Lipper Aggressive Optimal Index, the Lipper Moderate Optimal Index, the Lipper Conservative Optimal Index and the Lipper Very Conservative Optimal Index. A reference by Lipper to a particular Fund or security is not a recommendation to buy, sell or hold that Fund or security or any other security.

LIPPER DOES NOT GUARANTEE THE ACCURACY AND RELIABILITY OF THE LIPPER OPTIMAL INDEX SERVICE AND LIPPER SHALL HAVE NO LIABILITY FOR ANY FAULT,

INTERRUPTION, DELAY, INACCURACY, ERROR OR OMISSION OF THE LIPPER OPTIMAL INDEX SERVICE CAUSING DAMAGES TO THE ADVISER OR CUSTOMERS OF THE ADVISER UNLESS DUE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LIPPER. LIPPER DOES NOT MAKE ANY WARRANTY, EXPRESSED OR IMPLIED, AS TO THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE LIPPER OPTIMAL INDEX SERVICE. LIPPER EXPRESSLY DISCLAIMS ANY CONDITION OF QUALITY AND ANY IMPLIED WARRANTY OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE LIPPER OPTIMAL INDEX SERVICE. WITHOUT LIMITING ANY OF THE FOREGOING, UNDER NO CIRCUMSTANCES WILL LIPPER HAVE ANY LIABILITY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), REGARDLESS OF WHETHER SUCH DAMAGES COULD HAVE BEEN FORESEEN OR PREVENTED.

                              APPENDIX A - RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1               This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2               Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

      - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

      - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P
---

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's
-------

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch Inc. ("Fitch")
--------------------

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson
-------

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                            APPENDIX B - PROXY VOTING

                      HENNION & WALSH ASSET MANAGEMENT INC.
                        IA POLICIES AND PROCEDURES MANUAL
                              12/27/2006 to CURRENT

POLICY
------

Hennion & Walsh Asset Management Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

BACKGROUND
----------

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of Its clients; (b) to disclose to clients how they may obtain Information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY
--------------

Kevin Mahn has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

PROCEDURE
---------

Hennion & Walsh Asset Management Inc. has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

VOTING PROCEDURES

o All employees will forward any proxy materials received on behalf of clients to Teresa Incao;

o Teresa Incao will determine which client accounts hold the security to which the proxy relates;

o Absent material conflicts, Kevin Mahn will determine how Hennion & Walsh Asset Management Inc. should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

DISCLOSURE

o Hennion & Walsh Asset Management Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Hennion & Walsh Asset Management Inc. voted a client's proxies, and that clients may request a copy of these policies and procedures.

o Kevin Mahn will also send a copy of this summary to all existing clients who have previously received Hennion & Walsh Asset Management Inc.'s Disclosure Document; or Kevin Mahn may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

CLIENT REQUESTS FOR INFORMATION

o All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Teresa Incao.

o In response to any requesters Windowsill prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Hennion & Walsh Asset Management Inc. voted the client's proxy with respect to each proposal about which client inquired.

VOTING GUIDELINES

o In the absence of specific voting guidelines from the client, Hennion & Walsh Asset Management Inc. will vote proxies in the best interests of each particular client. Hennion & Walsh Asset Management Inc.'s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Hennion & Walsh Asset Management Inc.'s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

o Hennion & Walsh Asset Management Inc. will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

o Hennion & Walsh Asset Management Inc. will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

o In reviewing proposals, Hennion & Walsh Asset Management Inc. will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

o Kevin Mahn may decide that it is in the best economic interest of the customers not to vote proxies. The cost of voting the proxies outweigh the benefits. In this case Kevin Mahn will document the reasons.

o Hennion & Walsh Asset Management Inc. does not intent to use proxy votes to become shareholder activists.

CONFLICTS OF INTEREST

o Hennion & Walsh Asset Management Inc. will identify any conflicts that exist between the Interests of the adviser and the client by reviewing the relationship of Hennion & Walsh Asset Management Inc. with the issuer of each security to determine if Hennion & Walsh Asset Management Inc. or any of its emp'loyees has any financial, business or personal relationship with the issuer.

o If a material conflict of interest exists, Kevin Mahn will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

o Hennion & Walsh Asset Management Inc. will maintain a record of the voting resolution of any conflict of interest;

RECORDKEEPING

Kevin Mahn shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

o     These policies and procedures and any amendments;

o     Each proxy statement that Hennion & Walsh Asset Management Inc. receives;

o     A record of each vote that Hennion & Walsh Asset Management Inc. casts;

o Any document Hennion & Walsh Asset Management Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Kevin Mahn or proxy committee, if applicable.

o A copy of each written request from a client for information on how Hennion & Walsh Asset Management Inc. voted such client's proxies, and a copy of any written response.

                            PART C: OTHER INFORMATION

ITEM 23.  Exhibits:

(a) The Advisors' Inner Circle Fund II's (the "Registrant") Amended and Restated Agreement and Declaration of Trust dated July 24, 1992, as amended and restated February 18, 2004 and August 10, 2004, is incorporated herein by reference to exhibit (a)(3) of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the U.S. Securities Exchange Commission (the "SEC") via EDGAR Accession No. 0001135428-04-000490 on September 17, 2004.
(b) Registrant's Amended and Restated By-laws are incorporated herein by reference to exhibit (b) of Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0000935069-05-001457 on June 1, 2005.
(c)      Not Applicable.
(d)(1) Amended and Restated Investment Advisory Agreement dated May 31, 2000 as amended and restated as of May 21, 2001, between the Registrant and Horizon Advisers, is incorporated herein by reference to exhibit
         (d)(16) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-01-500044 on May 31, 2001.
(d)(2) Schedule dated November 15, 2005 to the Amended and Restated Investment Advisory Agreement dated May 31, 2000, as amended and restated May 21, 2001, between the Registrant and Horizon Advisers, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000667 on November 18, 2005.

(d)(3) Expense Limitation Agreement dated May 31, 2008 between the Registrant and Horizon Advisers, relating to the Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Burkenroad Fund and Hancock Horizon Treasury Securities Money Market Fund, is filed herewith.
(d)(4) Expense Limitation Agreement dated May 31, 2008 between the Registrant and Horizon Advisers, relating to the Hancock Horizon Prime Money Market Fund, is filed herewith.

(d)(5) Investment Advisory Agreement dated November 30, 2004 between the Registrant and Champlain Investment Partners, LLC, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000155 on March 31, 2005.

(d)(6) Revised Schedule A to the Investment Advisory Agreement dated November 30, 2004 between the Registrant and Champlain Investment Partners, LLC, is filed herewith.

(d)(7) Expense Limitation Agreement between the Registrant and Champlain Investment Partners, LLC, relating to the Champlain Mid Cap Fund, to be filed by amendment.

(d)(8) Investment Advisory Agreement dated December 21, 2004 between the Registrant and W.H. Reaves & Co. Inc. is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000155 on March 31, 2005.

(d)(9) Investment Advisory Agreement dated June 14, 2005 between the Registrant and Utendahl Capital Management L.P. is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No.
         0001135428-05-000569 on September 29, 2005.

(d)(10) Investment Advisory Agreement dated September 27, 2006 between the Registrant and Perimeter Capital Management, LLC is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000445 on September 29, 2006.
(d)(11) Investment Advisory Agreement dated April 13, 2007 between the Registrant and Aberdeen Asset Management Inc. is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.
(d)(12) Investment Sub-Advisory Agreement dated April 13, 2007 between Aberdeen Asset Management Inc. and Aberdeen Asset Management Investment Services, Ltd. is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000187 on May 31, 2007.
(d)(13) Investment Sub-Advisory Agreement dated April 13, 2007 between Aberdeen Asset Management Inc. and Aberdeen Asset Management Asia Limited is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000187 on May 31, 2007.
(d)(14) Investment Advisory Agreement dated June 7, 2007 between the Registrant and Hennion & Walsh Asset Management, Inc. is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.

(d)(15) Expense Waiver Reimbursement Agreement between the Registrant and Hennion & Walsh Asset Management, Inc., dated June 1, 2007 is filed herewith.
(d)(16) Investment Advisory Agreement dated May 5, 2008 between the Registrant and Frost Investment Advisors, LLC is filed herewith.
(d)(17) Investment Sub-Advisory Agreement dated April 28, 2008 between Frost Investment Advisors, LLC and Hoover Investment Management Co., LLC is filed herewith.
(d)(18) Investment Sub-Advisory Agreement dated April 28, 2008 between Frost Investment Advisors, LLC and Kempner Capital Management, Inc. is filed herewith.
(d)(19) Investment Sub-Advisory Agreement dated April 28, 2008 between Frost Investment Advisors, LLC and Thornburg Investment Management, Inc. is filed herewith.
(d)(20) Investment Sub-Advisory Agreement dated April 28, 2008 between Frost Investment Advisors, LLC and Luther King Capital Management Corporation is filed herewith.
(d)(21) Form of Expense Limitation Agreement between the Registrant and Frost Investment Advisors, LLC, relating to the Frost Core Growth Equity Fund, Frost Dividend Value Equity Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Hoover Small-Mid Cap Equity Fund, Frost International Equity Fund, Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Municipal Bond Fund, Frost Low Duration Municipal Bond Fund, Frost Kempner Treasury and Income Fund, Frost LKCM Multi-Cap Equity Fund, Frost LKCM Small-Mid Cap Equity Fund, and Frost Strategic Balanced Fund is incorporated herein by reference to Exhibit
         (d)(20) of Post-Effective Amendment No. 73 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000157 on April 16, 2008.
(d)(22) Investment Advisory Agreement dated April 30, 2008 between the Registrant and GRT Capital Partners, LLC is filed herewith.

(d)(23) Form of Expense Limitation Agreement between the Registrant and GRT Capital Partners, LLC, relating to the GRT Value Fund is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 73 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000157 on April 16, 2008.
(d)(24) Investment Advisory Agreement dated December 3, 2007 between the Registrant and Equinox Fund Management, LLC is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000581 on December 28, 2007.
(d)(25) Form of Expense Limitation Agreement between the Registrant and Equinox Fund Management, LLC is incorporated herein by reference to Exhibit
         (d)(14) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.

(e)(1) Distribution Agreement dated January 28, 1993, as amended and restated as of November 14, 2005, between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000209 on May 31, 2006.

(e)(2) Revised Form of Sub-Distribution and Servicing Agreement for SEI Investments Distribution Co. is filed herewith.

(f)      Not Applicable.

(g)(1) Custody Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust is incorporated herein by reference to exhibit (g) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.
(g)(2) Mutual Fund Custody Agreement dated September 1, 2004 between the Registrant and Wachovia Bank, National Association (now, U.S. Bank, N.A.) is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000029 on January 14, 2005.
(g)(3) Amendment and Attachment C dated May 11, 2007 to the Mutual Fund Custody Agreement dated September 1, 2004 between the Registrant and U.S. Bank, N.A. is incorporated herein by reference to Exhibit (g)(6) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000217 on June 15, 2007.
(g)(4) Revised Amendment and Attachment C, relating to the to the Mutual Fund Custody Agreement dated September 1, 2004 between the Registrant and U.S. Bank, N.A., related to Champlain Mid Cap Fund to be filed by amendment.
(g)(5) Custody Agreement dated February 8, 2007 between the Registrant and The Northern Trust Company is incorporated herein by reference to Exhibit
         (g)(5) of Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000100 on March 7, 2007.

(g)(6) Custodian Agreement dated November 19, 2007 between the Registrant and Union Bank of California is incorporated herein by reference to Exhibit
         (g)(5) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000581 on December 28, 2007.
(g)(7) Appendices A, B and C to the Custodian Agreement dated November 19, 2007 between the Registrant and Union Bank of California relating to the Frost Funds and the GRT Value Fund, to be filed by amendment.

(h)(1) Administration Agreement dated January 28, 1993, as amended and restated as of November 12, 2002, by and between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-03-000338 on May 30, 2003.

(h)(2) Amended Schedule dated February 1, 2006 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 54 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000517 on November 28, 2006.
(h)(3) Amendment and Attachment 1 dated November 30, 2004 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Champlain Small Company Fund, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000569 on September 29, 2005.
(h)(4) Amendment and Attachment 1 dated December 21, 2004 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Reaves Select Research Fund, is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000569 on September 29, 2005.
(h)(5) Amendment and Attachment 1 dated June 14, 2005 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the UCM Institutional Money Market Fund, is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000209 on May 31, 2006.
(h)(6) Amendment and Attachment 1 dated July 29, 2006 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Perimeter Small Cap Growth Fund, is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000044 on February 13, 2007.
(h)(7) Amendment and Attachment 1 dated May 11, 2007 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Aberdeen Emerging Markets Fund, is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000187 on May 31, 2007.
(h)(8) Amendment and Attachment 1 dated May 31, 2007 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the SmartGrowth ETF Lipper Optimal Conservative Index Fund, SmartGrowth ETF Lipper Optimal Moderate Index Fund, and SmartGrowth ETF Lipper Optimal Growth Index Fund, is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000217 on June 15, 2007.
(h)(9) Amendment and Attachment 1 dated December 3, 2007 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the MutualHedge Equity Long-Short Legends Fund, MutualHedge Event Driven Legends Fund, MutualHedge Quantitative Trading Legends Fund, MutualHedge Institutional Global Arbitrage Fund and MutualHedge

         Institutional Multi-Strategy Fund, is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000581 on December 28, 2007.

(h)(10) Amendment and Attachment 1 dated April 25, 2008 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Frost Core Growth Equity Fund, Frost Dividend Value Equity Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Hoover Small-Mid Cap Equity Fund, Frost International Equity Fund, Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Municipal Bond Fund, Frost Low Duration Municipal Bond Fund, Frost Kempner Treasury and Income Fund, Frost LKCM Multi-Cap Equity Fund, Frost LKCM Small-Mid Cap Equity Fund, and Frost Strategic Balanced Fund, is filed herewith.
(h)(11) Amendment and Attachment 1 dated April 28, 2008 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the GRT Value Fund, is filed herewith.

(h)(12) Amendment and Attachment 1 to the Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Champlain Mid Cap Fund, to be filed by amendment.
(h)(13) Shareholder Services Plan dated May 31, 2000, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to exhibit
         (h)(15) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0000912057-00-026908 on May 31, 2000.
(h)(14) Amended Schedule A dated August 13, 2001 to the Shareholder Services Plan dated May 31, 2000, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to exhibit (h)(5) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.
(h)(15) Shareholder Services Plan dated August 9, 2005 is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000569 on September 29, 2005.
(h)(16) Schedule A dated November 13, 2007 to the Shareholder Services Plan dated August 9, 2005 is incorporated herein by reference to Exhibit
         (h)(14) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.
(h)(17) Transfer Agency and Service Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust is incorporated herein by reference to exhibit (e)(2) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.
(h)(18) AML Amendment to the Transfer Agency and Service Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust is incorporated herein by reference to exhibit (e)(3) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.
(h)(19) Amendment dated September 1, 2003 to the Transfer Agency and Service Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust is incorporated herein by reference to exhibit (e)(4) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.

(h)(20) Agency Agreement dated August 10, 2004 between the Registrant and DST Systems, Inc. is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000569 on September 29, 2005.

(h)(21) Transfer Agency and Service Agreement dated May 31, 2007 between the Trust and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000581 on December 28, 2007.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(j) Consent of Independent Registered Public Accountants, Ernst & Young LLP, is filed herewith.

(k)      Not Applicable.
(l)      Not Applicable.
(m)(1) Distribution Plan (compensation type) dated May 31, 2000, as amended November 16, 2004, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000029 on January 14, 2005.
(m)(2) Schedule A as amended November 16, 2004, to the Distribution Plan dated May 31, 2000, as amended November 16, 2004, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit
         (m)(2) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000569 on September 29, 2005.
(m)(3) Schedule B dated November 16, 2004, as amended July 24, 2006, to the Distribution Plan dated May 31, 2000, as amended November 16, 2004, relating to the Reaves Select Research Fund, is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000100 on March 7, 2007.
(m)(4) Schedule C dated November 14, 2006, to the Distribution Plan dated May 31, 2000, as amended November 16, 2004, relating to the Aberdeen Emerging Markets Fund, is incorporated herein by reference to Exhibit
         (m)(6) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.
(m)(5) Schedule D dated February 22, 2007, to the Distribution Plan dated May 31, 2000, as amended November 16, 2004, relating to the SmartGrowth ETF Lipper Optimal Conservative Index Fund, SmartGrowth ETF Lipper Optimal Moderate Index Fund, and SmartGrowth ETF Lipper Optimal Growth Index Fund, is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.
(m)(6) Schedule E dated November 14, 2007, to the Distribution Plan dated May 31, 2000, as amended November 16, 2004, relating to the MutualHedge Equity Long-Short Legends Fund and the MutualHedge Event Driven Legends Fund, is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.
(m)(7) Schedule F dated February 19, 2008, to the Distribution Plan dated May 31, 2000, as amended November 16, 2004, relating to the GRT Value Fund, is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000097 on February 28, 2008.

(m)(8) Schedule G dated March 10, 2008, to the Distribution Plan dated May 31, 2000, as amended November 16, 2004, relating to the Frost Core Growth Equity Fund, Frost Dividend Value Equity Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Hoover Small-Mid Cap Equity Fund, Frost International Equity Fund, Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Municipal Bond Fund, Frost Low Duration Municipal Bond Fund, Frost Kempner Treasury and Income Fund, Frost LKCM Multi-Cap Equity Fund, Frost LKCM Small-Mid Cap Equity Fund, and Frost Strategic Balanced Fund, is incorporated herein by reference to Exhibit
         (m)(8) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000142 on April 1, 2008.
(m)(9) Distribution Plan (reimbursement type) as approved by the Board of Trustees on February 23, 2005 is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000155 on March 31, 2005.

(m)(10) Revised Schedule A dated February 23, 2005, as amended May 13, 2008, to the Distribution Plan approved by the Board of Trustees on February 23, 2005, is filed herewith.
(n) Amended and Restated Rule 18f-3 Multiple Class Plan dated August 2005 and Schedules and Certificates of Class Designation thereto, is filed herewith.

 (o)     Not Applicable.
(p)(1) Registrant's Code of Ethics is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.
(p)(2) SEI Investments Global Funds Services and SEI Investments Funds Management Code of Ethics dated January 2006 is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000209 on May 31, 2006.
(p)(3) Hancock Bank and Trust Code of Ethics is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000187 on May 31, 2007.
(p)(4) Champlain Investment Partners, LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.
(p)(5) W.H. Reaves & Co., Inc. Code of Ethics is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000581 on December 28, 2007.
(p)(6) Perimeter Capital Management, LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000445 on September 29, 2006.
(p)(7) Aberdeen Asset Management Inc., Aberdeen Asset Management Investment Services, Ltd. and Aberdeen Asset Management Asia Limited combined Code of Ethics is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000461 on October 10, 2006.
(p)(8) Utendahl Capital Management, L.P. Code of Ethics is incorporated herein by reference to Exhibit (p)(9) of Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000044 on February 13, 2007.

(p)(9) Hennion & Walsh Asset Management, Inc. Code of Ethics is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000100 on March 7, 2007.
(p)(10) Equinox Fund Management, LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.
(p)(11) Frost Investment Advisors, LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(11) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000142 on April 1, 2008.
(p)(12) Hoover Investment Management Co., LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000142 on April 1, 2008.
(p)(13) Kempner Capital Management, Inc. Code of Ethics is incorporated herein by reference to Exhibit (p)(13) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000142 on April 1, 2008.
(p)(14) Thornburg Investment Management, Inc. Code of Ethics is incorporated herein by reference to Exhibit (p)(14) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000142 on April 1, 2008.
(p)(15) Luther King Capital Management Corporation Code of Ethics is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000142 on April 1, 2008.

(p)(16)  GRT Capital Partners, LLC Code of Ethics to be filed by amendment.

ITEM 24.  Persons Controlled By or Under Common Control with Registrant:

Not Applicable.

ITEM 25.  Indemnification:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act"), may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26.  Business and Other Connections of the Investment Advisers:

Other business, profession, vocation or employment of a substantial nature in which each director or principal officer of each Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

ABERDEEN ASSET MANAGEMENT INC.

Aberdeen Asset Management ("Aberdeen") serves as investment adviser for the Registrant's Aberdeen Emerging Markets Fund. The principal business address of Aberdeen is 1735 Market Street, 37th Floor, Philadelphia, PA 19103. Aberdeen is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                             NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------------- ---------------------------------- ------------------------------------------
Martin Gilbert,                                  Aberdeen Asset Management PLC             Chief Executive Officer
Chairman and Director
---------------------------------------------- ---------------------------------- ------------------------------------------
Gary Bartlett,                                                --                                     --
CEO and Director
---------------------------------------------- ---------------------------------- ------------------------------------------
Bev Hendry,                                                   --                                     --
Vice President and Director
---------------------------------------------- ---------------------------------- ------------------------------------------
Andrew Smith,                                                 --                                     --
CFO and Director
---------------------------------------------- ---------------------------------- ------------------------------------------
Sue Mullin,                                                   --                                     --
Vice President
---------------------------------------------- ---------------------------------- ------------------------------------------
Shahreza Yusof,                                               --                                     --
Director
---------------------------------------------- ---------------------------------- ------------------------------------------
Vincent Esposito,                               Aberdeen Fund Distributors LLC              Principal, President
Director
---------------------------------------------- ---------------------------------- ------------------------------------------
Bruce Rodio,                                                  --                                     --
Director
---------------------------------------------- ---------------------------------- ------------------------------------------
Alan Goodson,                                                 --                                     --
Vice President
---------------------------------------------- ---------------------------------- ------------------------------------------
Gary Swiman,                                    Aberdeen Fund Distributors LLC     CCO and Financial Operations Principal
CCO
---------------------------------------------- ---------------------------------- ------------------------------------------
Alexa DiGiorgio,                                              --                                     --
COO and Vice President
---------------------------------------------- ---------------------------------- ------------------------------------------
Rob Sellar                                                    --                                     --
Vice President
---------------------------------------------- ---------------------------------- ------------------------------------------
Tim Sullivan                                                  --                                     --
Vice President
---------------------------------------------- ---------------------------------- ------------------------------------------
Jennifer Nichols,                                             --                                     --
Vice President and Secretary
---------------------------------------------- ---------------------------------- ------------------------------------------

ABERDEEN ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

Aberdeen Asset Management Investment Services Limited ("AAMISL") serves as sub-adviser for the Registrant's Aberdeen Emerging Markets Fund. The principal business address of AAMISL is One Bow Churchyard London, England EC4M 9HH. AAMISL is an investment adviser registered under the Investment Advisers Act of 1940. [To be completed by amendment].

---------------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                             NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------------- ---------------------------------- ------------------------------------------

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ABERDEEN ASSET MANAGEMENT ASIA LIMITED

Aberdeen Asset Management Asia Limited ("AAMAL") serves as sub-adviser for the Registrant's Aberdeen Emerging Markets Fund. The principal business address of AAMAL is 21 Church Street, #01-01 Capital Square Two, Singapore 049480. AAMAL is an investment adviser registered under the Investment Advisers Act of 1940. [To be completed by amendment].

---------------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                             NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------------- ---------------------------------- ------------------------------------------

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CHAMPLAIN INVESTMENT PARTNERS, LLC

Champlain Investment Partners, LLC ("Champlain") serves as the investment adviser for the Registrant's Champlain Small Company Fund and Champlain Mid Cap Fund. The principal address of Champlain is 346 Shelburne Road, Burlington, Vermont 05401. Champlain is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                             NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------------- ---------------------------------- ------------------------------------------
Scott T. Brayman                                              --                                     --
Managing Partner
---------------------------------------------- ---------------------------------- ------------------------------------------
Judith W. O' Connell                                          --                                     --
Managing Partner
---------------------------------------------- ---------------------------------- ------------------------------------------
Deborah Healey                                                --                                     --
Partner
---------------------------------------------- ---------------------------------- ------------------------------------------
Van Harissis                                                  --                                     --
Partner
---------------------------------------------- ---------------------------------- ------------------------------------------
David M. O'Neal                                               --                                     --
Partner
---------------------------------------------- ---------------------------------- ------------------------------------------
Dan Butler                                                    --                                     --
Partner
---------------------------------------------- ---------------------------------- ------------------------------------------

---------------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                             NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------------- ---------------------------------- ------------------------------------------
Mary Michel                                                   --                                     --
Partner
---------------------------------------------- ---------------------------------- ------------------------------------------
Wendy Nunez                                                   --                                     --
Partner
---------------------------------------------- ---------------------------------- ------------------------------------------

EQUINOX FUND MANAGEMENT, LLC

Equinox Fund Management, LLC ("Equinox") serves as investment adviser for the Registrant's MutualHedge Equity Long-Short Legends Fund, MutualHedge Event Driven Legends Fund, MutualHedge Quantitative Trading Legends Fund, MutualHedge Institutional Global Arbitrage Fund and MutualHedge Institutional Multi-Strategy Fund. The principal business address for Equinox is 1660 Lincoln Street, Suite 100, Denver, CO 80264. Equinox is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                             NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
     Robert Enck- President, Chief                      --                                     --
           Executive Officer
---------------------------------------- ---------------------------------- ------------------------------------------
  Richard E. Bornhoft-Chairman of the     The Bornhoft Group Corporation      President and Chief Executive Officer
    Board, Chief Investment Officer
---------------------------------------- ---------------------------------- ------------------------------------------
Ron S. Montano-Chief Compliance Officer   The Bornhoft Group Corporation            Chief Operations Officer
---------------------------------------- ---------------------------------- ------------------------------------------
    John C. Plimpton-Member of the                      --                                     --
          Executive Committee
---------------------------------------- ---------------------------------- ------------------------------------------
  Brent Bales-Chief Financial Officer     The Bornhoft Group Corporation             Chief Financial Officer
---------------------------------------- ---------------------------------- ------------------------------------------
    John R. Zumbrunn-Member of the                      --                                     --
          Executive Committee
---------------------------------------- ---------------------------------- ------------------------------------------

FROST INVESTMENT ADVISORS, LLC

Frost Investment Advisors, LLC ("Frost") serves as investment adviser for the Registrant's Frost Core Growth Equity Fund, Frost Dividend Value Equity Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Hoover Small-Mid Cap Equity Fund, Frost International Equity Fund, Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Municipal Bond Fund, Frost Low Duration Municipal Bond Fund, Frost Kempner Treasury and Income Fund, Frost LKCM Multi-Cap Equity Fund and the Frost LKCM Small-Mid Cap Equity Fund, and Frost Strategic Balanced Fund. The principal business address for Frost is 100 West Houston Street, San Antonio, Texas 78205-1414. Frost is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                             NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
 Tom L. Stringfellow, Chief Executive                   --                                     --
             Officer
---------------------------------------- ---------------------------------- ------------------------------------------
 Nick White, Chief Compliance Officer                   --                                     --
---------------------------------------- ---------------------------------- ------------------------------------------
   Gerardo Salinas, Chief Financial                     --                                     --
              Officer
---------------------------------------- ---------------------------------- ------------------------------------------
 Stan McCormick, Corporate Counsel and                  --                                     --
             Secretary
---------------------------------------- ---------------------------------- ------------------------------------------

GRT CAPITAL PARTNERS, LLC

GRT Capital Partner, LLC ("GRT") serves as investment adviser for the Registrant's GRT Value Fund. The principal business address for GRT is 50 Milk Street, Boston, 21st Floor, Massachusetts 02109. GRT is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                               NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
  Rudolph K. Kluiber- Managing Member      Steinway Musical Instruments,                    Director
        and Investment Adviser,                        Inc.
---------------------------------------- ---------------------------------- ------------------------------------------


HENNION & WALSH ASSET MANAGEMENT, INC.

Hennion & Walsh Asset Management, Inc. ("H&W") serves as the investment adviser for the Registrant's SmartGrowth ETF Lipper Optimal Conservative Index Fund, SmartGrowth ETF Lipper Optimal Moderate Index Fund, and SmartGrowth ETF Lipper Optimal Growth Index Fund. The principal business address for H&W is 2001 Route 46, Waterview Plaza, Parsippany, New Jersey 07054. H&W is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                                NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
William Walsh, President                       Hennion & Walsh, Inc.                         Officer
                                         ---------------------------------- ------------------------------------------
                                          Hennion & Walsh Wealth Advisors                    Officer
---------------------------------------- ---------------------------------- ------------------------------------------
Richard Hennion, Executive Vice                Hennion & Walsh, Inc.                         Officer
President                                ---------------------------------- ------------------------------------------
                                          Hennion & Walsh Wealth Advisors                    Officer
---------------------------------------- ---------------------------------- ------------------------------------------
Debbie Williams, Chief Financial               Hennion & Walsh, Inc.                         Officer
Officer                                  ---------------------------------- ------------------------------------------
                                          Hennion & Walsh Wealth Advisors                    Officer
---------------------------------------- ---------------------------------- ------------------------------------------
Al Vermitsky, Chief Compliance Officer         Hennion & Walsh, Inc.                         Officer
                                         ---------------------------------- ------------------------------------------
                                          Hennion & Walsh Wealth Advisors                    Officer
---------------------------------------- ---------------------------------- ------------------------------------------
Kevin Mahn, Chief Investment Officer &         Hennion & Walsh, Inc.                        Employee
Portfolio Manager
---------------------------------------- ---------------------------------- ------------------------------------------

HOOVER INVESTMENT MANAGEMENT CO., LLC

Hoover Investment Management Co., LLC ("Hoover") serves as the sub-adviser for the Registrant's Frost Hoover Small-Mid Cap Equity Fund. The principal address of Hoover is 600 California Street, Suite 550, San Francisco, California, 94108-2704. Hoover is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                             NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
Irene G. Hoover, CFA                                    --                                     --
Managing Member, Chief Investment
Officer
---------------------------------------- ---------------------------------- ------------------------------------------
Steve Cullen                                            --                                     --
Director of Equity Trading and Market
Analysis
---------------------------------------- ---------------------------------- ------------------------------------------
Beverly Hoffmann                                        --                                     --
Chief Financial Officer and Director
of Compliance
---------------------------------------- ---------------------------------- ------------------------------------------
David Schneider                                         --                                     --
Sr. Research Analyst
---------------------------------------- ---------------------------------- ------------------------------------------
Christian Ledoux, CFA                                   --                                     --
Sr. Research Analyst
---------------------------------------- ---------------------------------- ------------------------------------------
Steve Colbert, CFA                                      --                                     --
Sr. Research Analyst
---------------------------------------- ---------------------------------- ------------------------------------------
Jane Hecht                                              --                                     --
Director of Operations
---------------------------------------- ---------------------------------- ------------------------------------------
Nancy Rimington                                         --                                     --
Director of Client Service and
Marketing
---------------------------------------- ---------------------------------- ------------------------------------------
William Hoover                                          --                                     --
Director of Technology
---------------------------------------- ---------------------------------- ------------------------------------------

HORIZON ADVISERS

Horizon Advisers serves as the investment adviser for the Registrant's Hancock Horizon Family of Funds (Strategic Income Bond Fund, Value Fund, Growth Fund, Burkenroad Fund, Treasury Securities Money Market Fund and Prime Money Market
Fund). The principal address of Horizon Advisers is One Hancock Plaza, Post Office Box 4019, Gulfport, Mississippi 39502-4019. Horizon Advisers is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                             NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------------- ---------------------------------- ------------------------------------------
John Portwood                                                 --                                     --
Chief Investment Strategist
---------------------------------------------- ---------------------------------- ------------------------------------------
David Lundgren                                                --                                     --
Director of Equities and Research
---------------------------------------------- ---------------------------------- ------------------------------------------
Jeffrey Tanguis                                               --                                     --
Director of Fixed Income
---------------------------------------------- ---------------------------------- ------------------------------------------
Ashley Cosgriff                                               --                                     --
Securities Trader
---------------------------------------------- ---------------------------------- ------------------------------------------
Paula Chastain                                                --                                     --
Portfolio Manager
---------------------------------------------- ---------------------------------- ------------------------------------------
Kristy Oehms                                                  --                                     --
Portfolio Analyst
---------------------------------------------- ---------------------------------- ------------------------------------------
Sarah Carter                                                  --                                     --
Securities Trader
---------------------------------------------- ---------------------------------- ------------------------------------------
Shaw Breland                                                  --                                     --
Performance Analyst
---------------------------------------------- ---------------------------------- ------------------------------------------
Kendra Cain                                    Hancock Investment Services, Inc.             Compliance Director
Chief Compliance Officer
---------------------------------------------- ---------------------------------- ------------------------------------------

KEMPNER CAPITAL MANAGEMENT, INC.

Kempner Capital Management, Inc. ("Kempner") serves as the sub-adviser for the Registrant's Frost Kempner Multi-Cap Deep Value Equity Fund and Frost Kempner Treasury and Income Fund. The principal address of Kempner is 2201 Market Street, 12th Floor FNB Building, Galveston, Texas, 77550-1503. Kempner is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH INVESTMENT
ADVISER                                  NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
Harris L. Kempner, Jr.                     H. Kempner Trust Association                      Trustee
President                                ---------------------------------- ------------------------------------------
                                              Legacy Holding Company                        Director
                                         ---------------------------------- ------------------------------------------
                                                 Balmorhea Ranches                          Director
                                         ---------------------------------- ------------------------------------------
                                               Frost Bank-Galveston                     Advisory Director
                                         ---------------------------------- ------------------------------------------
                                          Cullen Frost Bankers Inc.- San                Director Emeritus
                                                    Antonio
                                         ---------------------------------- ------------------------------------------
                                            Kempner Securities GP, LLC                   General Partner
                                         ---------------------------------- ------------------------------------------
                                             Galveston Finance GP, LLC                   General Partner
---------------------------------------- ---------------------------------- ------------------------------------------

LUTHER KING CAPITAL MANAGEMENT CORPORATION

Luther King Capital Management Corporation ("Luther King") serves as the sub-adviser for the Registrant's Frost LKCM Multi-Cap Equity Fund and Frost LKCM Small-Mid Cap Equity Fund. The principal address of Luther King is 301 Commerce Street, Suite 1600, Fort Worth, Texas, 76102. Luther King is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                              NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
J. Luther King, Jr.                                     --                                     --
Principal/President/Portfolio Manager
---------------------------------------- ---------------------------------- ------------------------------------------
Scot C. Hollmann                                        --                                     --
Principal/Portfolio Manager
---------------------------------------- ---------------------------------- ------------------------------------------
Paul W. Greenwell                                       --                                     --
Principal/Portfolio Manager
---------------------------------------- ---------------------------------- ------------------------------------------
David L. Dowler                                         --                                     --
Principal/Portfolio Manager
---------------------------------------- ---------------------------------- ------------------------------------------
J. Bryan King                                           --                                     --
Principal/Portfolio Manager
---------------------------------------- ---------------------------------- ------------------------------------------
Steven R. Purvis                                        --                                     --
Principal/Portfolio Manager
---------------------------------------- ---------------------------------- ------------------------------------------
Gary G. Walsh                                           --                                     --
Principal/Portfolio Manager
---------------------------------------- ---------------------------------- ------------------------------------------
Jacob D. Smith                                          --                                     --
General Counsel and Chief Compliance
Officer
---------------------------------------- ---------------------------------- ------------------------------------------

PERIMETER CAPITAL MANAGEMENT, LLC

Perimeter Capital Management, LLC ("Perimeter") serves as the investment adviser for the Registrant's Perimeter Small Cap Growth Fund. The principal business address of Perimeter is Five Concourse Parkway , Suite 2725, Atlanta, Georgia 30328. Perimeter is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                              NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
G. Bradley Ball, Managing Partner &       Trusco Capital Management, Inc.   Former Managing Partner & Executive Vice
CEO, Perimeter Capital Management                                                President, Institutional Sales
---------------------------------------- ---------------------------------- ------------------------------------------
Mark D. Garfinkel, CFA, Managing          Trusco Capital Management, Inc.      Former Managing Partner & Small Cap
Partner & CIO, Perimeter Capital                                                         Growth Manager
Management

---------------------------------------- ---------------------------------- ------------------------------------------
James N. Behre, Managing Partner & Dir    Trusco Capital Management, Inc.     Former V.P., Senior Research Analyst
of Research, Perimeter Capital
Management
---------------------------------------- ---------------------------------- ------------------------------------------
Christopher J. Paolella, Managing         Trusco Capital Management, Inc.         Former V.P., Consultant Sales
Partner & Director of Marketing,
Perimeter Capital Management
---------------------------------------- ---------------------------------- ------------------------------------------
Theresa N. Benson, Partner & Director     Trusco Capital Management, Inc.       Former V.P., Institutional Sales
of Client Relations, Perimeter Capital
Management
---------------------------------------- ---------------------------------- ------------------------------------------
Adam C. Stewart, CFA, Partner &           Trusco Capital Management, Inc.       Former V.P., Director of Trading
Director of Trading & Chief Compliance
Officer
---------------------------------------- ---------------------------------- ------------------------------------------
Patrick W. Kirksey, Partner & Senior      Trusco Capital Management, Inc.         Former V.P., Research Analyst
Research Analyst
---------------------------------------- ---------------------------------- ------------------------------------------
Carrie A. Tallman, Partner & Research     Trusco Capital Management, Inc.      Former Associate, Research Analyst
Analyst
---------------------------------------- ---------------------------------- ------------------------------------------

THORNBURG INVESTMENT MANAGEMENT, INC.

Thornburg Investment Management, Inc. ("Thornburg") serves as the sub-adviser for the Registrant's Frost International Equity Fund. The principal address of Thornburg is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico, 87501-2046. Thornburg is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                              NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
Brian McMahon                                           --                                     --
President and CEO
---------------------------------------- ---------------------------------- ------------------------------------------

UTENDAHL CAPITAL MNAGEMENT L.P.

Utendahl Capital Management L.P. ("Utendahl") serves as the investment adviser for the Registrant's UCM Institutional Money Market Fund. The principal business address of Utendahl is 30 Broad Street, 21st Floor, New York, NY 10004. Utendahl is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH INVESTMENT
ADVISER                                  NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
Penny Zuckerwise, Chief Executive              Lebenthal Funds Inc.                Director (2002 to Present)
Officer                                  ---------------------------------- ------------------------------------------
                                                  Boston Advisors                  Director (2002 to Present)
                                         ---------------------------------- ------------------------------------------
                                                 Boldcap Ventures              Managing Partner (2001 to Present)
                                         ---------------------------------- ------------------------------------------
                                                   Wiserock, LLC                 Managing Member (1999 to 2004)
---------------------------------------- ---------------------------------- ------------------------------------------
Jo Ann Corkran, Chief Investment
Officer                                                 --                                     --
---------------------------------------- ---------------------------------- ------------------------------------------
Steven Schneider, Chief Operating
Officer                                            Deutsche Bank                Managing Director (1998 to 2005)
---------------------------------------- ---------------------------------- ------------------------------------------
Thomas Mandel, Managing Director                        --                                     --
---------------------------------------- ---------------------------------- ------------------------------------------
Kim Beckley, Marketing Director                         --                                     --
---------------------------------------- ---------------------------------- ------------------------------------------
Jerald P. Menozzi Jr., Managing
Director, Mortgage Strategies                           --                                     --
---------------------------------------- ---------------------------------- ------------------------------------------

W.H. REAVES  & CO., INC.

W.H. Reaves & Co., Inc. ("WH Reaves") serves as the investment adviser for the Registrant's Reaves Select Research Fund. The principal business address of WH Reaves is 10 Exchange Place, 18th Floor, Jersey City, NJ 07302. WH Reaves is an investment adviser registered under the Investment Advisers Act of 1940.

---------------------------------------- ---------------------------------- ------------------------------------------
NAME AND POSITION WITH
INVESTMENT ADVISER                              NAME OF OTHER COMPANY              CONNECTION WITH OTHER COMPANY
---------------------------------------- ---------------------------------- ------------------------------------------
John Bartlett                                           --                                     --
Vice President
---------------------------------------- ---------------------------------- ------------------------------------------
Louis Cimino                                            --                                     --
Vice President and Treasurer
---------------------------------------- ---------------------------------- ------------------------------------------
William Ferer                                           --                                     --
President
---------------------------------------- ---------------------------------- ------------------------------------------
Thomas Harmke                                           --                                     --
Assistant Vice President
---------------------------------------- ---------------------------------- ------------------------------------------
David Pass                                              --                                     --
Vice President, and Corporate Secretary
---------------------------------------- ---------------------------------- ------------------------------------------
Thomas Porter                                           --                                     --
Vice President
---------------------------------------- ---------------------------------- ------------------------------------------
William Reaves                                          --                                     --
Non Executive Chairman
---------------------------------------- ---------------------------------- ------------------------------------------
Stacy Saul                                              --                                     --
Vice President
---------------------------------------- ---------------------------------- ------------------------------------------
Ronald Sorenson                                         --                                     --
Vice Chairman and Chief Executive
Officer
---------------------------------------- ---------------------------------- ------------------------------------------
Rowland Wilhelm                                         --                                     --
Vice President
---------------------------------------- ---------------------------------- ------------------------------------------
Kathleen Vuchetich                                      --                                     --
Vice President
---------------------------------------- ---------------------------------- ------------------------------------------

ITEM 27.  Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

         SEI Daily Income Trust                               July 15, 1982
         SEI Liquid Asset Trust                               November 29, 1982
         SEI Tax Exempt Trust                                 December 3, 1982
         SEI Index Funds                                      July 10, 1985
         SEI Institutional Managed Trust                      January 22, 1987
         SEI Institutional International Trust                August 30, 1988
         The Advisors' Inner Circle Fund                      November 14, 1991
         The Advisors' Inner Circle Fund II                   January 28, 1993
         Bishop Street Funds                                  January 27, 1995
         SEI Asset Allocation Trust                           April 1, 1996
         SEI Institutional Investments Trust                  June 14, 1996
         Oak Associates Funds                                 February 27, 1998

         CNI Charter Funds                                    April 1, 1999
         iShares Inc.                                         January 28, 2000
         iShares Trust                                        April 25, 2000
         Optique Funds, Inc.                                  November 1, 2000
         Causeway Capital Management Trust                    September 20, 2001
         Barclays Global Investors Funds                      March 31, 2003
         SEI Opportunity Fund, LP                             October 1, 2003
         The Arbitrage Funds                                  May 17, 2005
         The Turner Funds                                     January 1, 2006
         ProShares Trust                                      November 14, 2005
         Community Reinvestment Act Qualified
           Investment Fund                                    January 8, 2007

         Accessor Funds, Inc.                                 March 1, 2007

         SEI Alpha Strategy Portfolios, LP                    June 29, 2007
         TD Asset Management USA Funds                        July 25, 2007
         SEI Structured Credit Fund, LP                       July 31, 2007

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

OFFICES                               POSITION AND OFFICE                                        POSITIONS AND
NAME                                  WITH UNDERWRITER                                           WITH REGISTRANT
----                                  ----------------                                           ---------------
William M. Doran                      Director                                                          --
Edward D. Loughlin                    Director                                                          --
Wayne M. Withrow                      Director                                                          --
Kevin Barr                            President & Chief Executive Officer                               --
Maxine Chou                           Chief Financial Officer & Treasurer                               --
Thomas Rodman                         Chief Operations Officer                                          --
John C. Munch                         General Counsel & Secretary                                       --
Karen LaTourette                      Chief Compliance Officer, Anti-Money Laundering
                                      Officer & Assistant Secretary                                     --
Mark J. Held                          Senior Vice President                                             --
Lori L. White                         Vice President & Assistant Secretary                              --
John Coary                            Vice President & Assistant Secretary                              --
John Cronin                           Vice President                                                    --
Robert McCarthy                       Vice President                                                    --
Robert Silvestri                      Vice President                                                    --

Michael Farrell                       Vice President                                                    --


ITEM 28.  Location of Accounts and Records:

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

         (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
         (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of the Registrant's custodians:

                           Hancock Bank and Trust
                           One Hancock Plaza
                           P.O. Box 4019
                           Gulfport, Mississippi  39502

                           U.S. Bank, National Association
                           800 Nicollett Mall
                           Minneapolis, Minnesota 55402

                           Union Bank of California, National Association 475 Sansome Street
                           15th Floor
                           San Francisco, California  94111

                           The Northern Trust Company
                           50 La Salle Street
                           Chicago, Illinois 60675

         (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and
         (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant's administrator:

                           SEI Investment Global Funds Services
                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456

         (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f),
         the required books and records are maintained at the principal offices of the Registrant's advisers:

                           Aberdeen Asset Management Inc.
                           1735 Market Street, 37th Floor,
                           Philadelphia, PA 19103

                           Aberdeen Asset Management Investment Services Limited One Bow Churchyard
                           London, England EC4M 9HH

                           Aberdeen Asset Management Asia Limited
                           21 Church Street,
                           #01-01 Capital Square Two, Singapore 049480

                           Champlain Investment Partners, LLC
                           346 Shelburne Road
                           Burlington, Vermont 05401

                           Equinox Fund Management, LLC
                           1660 Lincoln Street
                           Suite 100
                           Denver, Colorado 80264

                           Frost Investment Advisors, LLC
                           100 West Houston Street
                           15th Floor Tower
                           San Antonio, Texas 78205-1414

                           GRT Capital Partners, LLC
                           50 Milk Street, 21st Floor
                           Boston, Massachusetts, 02109

                           Hennion & Walsh Asset Management, Inc.
                           2001 Route 46
                           Waterview Plaza
                           Parsippany, New Jersey 07054

                           Hoover Investment Management Co., LLC
                           600 California Street, Suite 550
                           San Francisco, California, 94108-2704

                           Horizon Advisers
                           One Hancock Plaza
                           P.O. Box 4019
                           Gulfport, Mississippi 39502

                           Kempner Capital Management, Inc.
                           2201 Market Street, 12th Floor FNB Building
                           Galveston, Texas, 77550-1503

                           Luther King Capital Management Corporation
                           301 Commerce Street, Suite 1600
                           Fort Worth, Texas, 76102-4140

                           Perimeter Capital Management, LLC
                           Five Concourse Parkway
                           Suite 2725
                           Atlanta, Georgia 30328

                           Thornburg Investment Management, Inc.
                           119 East Marcy Street, Suite 202
                           Santa Fe, New Mexico, 87501-2046

                           Utendahl Capital Management L.P.
                           30 Broad Street, 21st Floor
                           New York, New York 10004

                           W.H. Reaves & Co., Inc.
                           10 Exchange Place, 18th Floor
                           Jersey City, New Jersey 07302

ITEM 29.  Management Services:

         None.


ITEM 30.  Undertakings:

         None.

                                     NOTICE

  A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund II is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 76 to Registration Statement No. 033-50718 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 30th day of May, 2008.

                                             THE ADVISORS' INNER CIRCLE FUND II

                                             By:  /s/ Philip T. Masterson
                                                  ------------------------------
                                                  Philip T. Masterson, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

             *                               Trustee               May 30, 2008
------------------------------------
William M. Doran

              *                              Trustee               May 30, 2008
------------------------------------
Robert A. Nesher

              *                              Trustee               May 30, 2008
------------------------------------
James M. Storey

           *                                Trustee                May 30, 2008
------------------------------------
George J. Sullivan, Jr.

           *                                Trustee                May 30, 2008
------------------------------------
Betty L. Krikorian

           *                                Trustee                May 30, 2008
------------------------------------
Charles E. Carlbom

           *                                Trustee                May 30, 2008
------------------------------------
Mitchell A. Johnson

           *                                Trustee                May 30, 2008
------------------------------------
John K. Darr

/S/ PHILIP T. MASTERSON                     President              May 30, 2008
------------------------------------
Philip T. Masterson

           *                                Controller &           May 30, 2008
------------------------------------        Chief Financial
Michael Lawson                               Officer

By:      /s/ Philip T. Masterson
         ---------------------------
         Philip T. Masterson

         Attorney-in-Fact, pursuant to the powers of attorney filed herewith.

                         THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II
                               BISHOP STREET FUNDS


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Phil Masterson and Carolyn Mead, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's registration statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/S/ W. M. DORAN                                   Date: 5/22/08
-------------------------------                         ------------------------
William M. Doran
Trustee

                         THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II
                               BISHOP STREET FUNDS


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Phil Masterson and Carolyn Mead, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's registration statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ Mitchell A. Johnson                           Date: 5/21/08
-------------------------------                         ------------------------
Mitchell A. Johnson
Trustee

                         THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II
                               BISHOP STREET FUNDS


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Phil Masterson and Carolyn Mead, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's registration statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ J. M. Storey                                  Date: 5/21/08
-------------------------------                         ------------------------
James M. Storey, Esq.
Trustee

                         THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II
                               BISHOP STREET FUNDS


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Phil Masterson and Carolyn Mead, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's registration statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ Michael Lawson                                Date: 5-20-2008
-------------------------------                         ------------------------
Michael Lawson
Controller and Chief Financial Officer

                         THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II
                               BISHOP STREET FUNDS


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Carolyn Mead, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's registration statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ Phil Masterson                                Date: 5/20/08
-------------------------------                         ------------------------
Phil Masterson
President

                         THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II
                               BISHOP STREET FUNDS


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Phil Masterson and Carolyn Mead, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's registration statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ George J. Sullivan                            Date: MAY 21, 2008
-------------------------------                         ------------------------
George J. Sullivan, Jr.
Trustee

                         THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II
                               BISHOP STREET FUNDS


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Phil Masterson and Carolyn Mead, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's registration statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ Betty L. Krikorian                            Date: 5/21/08
-------------------------------                         ------------------------
Betty L. Krikorian
Trustee

                         THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II
                               BISHOP STREET FUNDS


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Phil Masterson and Carolyn Mead, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's registration statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/S/ R. A. Nesher                                  Date:
-------------------------------                         ------------------------
Robert A. Nesher
Trustee

                         THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II
                               BISHOP STREET FUNDS


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Phil Masterson and Carolyn Mead, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's registration statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ Charles Carlbom                               Date: 5.20.08
-------------------------------                         ------------------------
Charles E. Carlbom
Trustee

                         THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II
                               BISHOP STREET FUNDS


                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Phil Masterson and Carolyn Mead, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's registration statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ John K. Darr                                  Date: 5-22-08
--------------------------------                        ------------------------
John K. Darr
Trustee

                                  EXHIBIT INDEX

EXHIBIT NUMBER        DESCRIPTION
--------------        ----------------------------------------------------------
EX-99.D3              Expense Limitation Agreement dated May 31, 2008 between
                      the Registrant and Horizon Advisers, relating to the Hancock Horizon Strategic Income Bond Fund, Hancock
                      Horizon Burkenroad Fund and Hancock Horizon Treasury
                      Securities Money Market Fund

EX-99.D4 Expense Limitation Agreement dated May 31, 2008 between the Registrant and Horizon Advisers, relating to the Hancock Horizon Prime Money Market Fund

EX-99.D6 Revised Schedule A to the Investment Advisory Agreement dated November 30, 2004 between the Registrant and Champlain Investment Partners, LLC

EX-99.D15             Expense Waiver Reimbursement Agreement between the
                      Registrant and Hennion & Walsh Asset Management, Inc., dated June 1, 2007

EX-99.D16             Investment Advisory Agreement dated May 5, 2008 between
                      the Registrant and Frost Investment Advisors

EX-99.D17             Investment Sub-Advisory Agreement dated April 28, 2008
                      between Frost Investment Advisors, LLC and Hoover
                      Investment Management Co.

EX-99.D18             Investment Sub-Advisory Agreement dated April 28, 2008
                      between Frost Investment Advisors, LLC and Kempner Capital
                      Management, Inc.

EX-99.D19             Investment Sub-Advisory Agreement dated April 28, 2008
                      between Frost Investment Advisors, LLC and Thornburg
                      Investment Management, Inc.

EX-99.D20             Investment Sub-Advisory Agreement dated April 28, 2008
                      between Frost Investment Advisors, LLC and Luther King
                      Capital Management Corporation

EX-99.D22             Investment Advisory Agreement dated April 30, 2008 between the Registrant and GRT Capital Partners, LLC

EX-99.E2 Revised Form of Sub-Distribution and Servicing Agreement for SEI Investments Distribution Co.

EX-99.H10             Amendment and Attachment 1 dated April 25, 2008 to the
                      Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Frost Core Growth Equity Fund, Frost
                      Dividend Value Equity Fund, Frost Kempner Multi-Cap Deep
                      Value Equity Fund, Frost Hoover Small-Mid Cap Equity Fund,
                      Frost International Equity Fund, Frost Low Duration Bond
                      Fund, Frost Total Return Bond Fund, Frost Municipal Bond
                      Fund, Frost Low Duration Municipal Bond Fund, Frost
                      Kempner Treasury and Income Fund, Frost LKCM Multi-Cap
                      Equity Fund, Frost LKCM Small-Mid Cap Equity Fund, and
                      Frost Strategic Balanced Fund

EX-99.H11             Amendment and Attachment 1 dated April 28, 2008 to the
                      Administration Agreement dated January 28, 1993, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the GRT Value Fund

EX-99.I               Opinion and Consent of Counsel, Morgan, Lewis & Bockius
                      LLP

EX-99.J               Consent of Independent Registered Public Accountants,
                      Ernst & Young LLP

EX-99.M10             Revised Schedule A dated February 23, 2005, as amended May
                      13, 2008 to the Distribution Plan approved by the Board of Trustees on February 23, 2005

EX-99.N Amended and Restated Rule 18f-3 Multiple Class Plan dated August 2005 and Schedules and Certificates of Class Designation thereto